                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                            REGISTRATION NO. 33-7699

                         Post-Effective Amendment No. 24

                                       and

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                            REGISTRATION NO. 811-4786

                                Amendment No. 24

                                ARIEL GROWTH FUND
                                -----------------

                             200 East Randolph Drive
                                   Suite 2900
                             Chicago, Illinois 60601

               Registrant's Telephone Number, Including Area Code

                                 1-312-726-0140

                               Agent for Service:

                                   Arthur Don
                              D'Ancona & Pflaum LLC
                               111 W. Wacker Drive
                                   Suite 2800
                          Chicago, Illinois 60601-4205
                                 (312) 602-2048

     It is proposed that this filing will become effective:

               Immediately upon filing pursuant to paragraph (b)
       ---
        X      on February 1, 2000 pursuant to paragraph (b)
       ---
               60 days after filing pursuant to paragraph (a)
       ---
               on (date) pursuant to paragraph (a) of Rule 485
       ---

                             THE ARIEL MUTUAL FUNDS
                              CROSS REFERENCE SHEET
                                    FORM N-1A

                              SECTION IN PROSPECTUS
           (Ariel and Appreciation Funds and Bond Fund-Investor Class)



 ITEM
 ----

  1. . . .    Cover Page; Back Cover Page
  2. . . .    Ariel Stock Funds Overview; Ariel Bond Fund Overview; Investment
              Objective; Investment Strategy; Investment Risks; Who Should
              Consider Investing in the Funds and Who should not; Total Returns, after Fees and Expenses
  3. . . .    Annual Operating Expenses of the Funds
  4. . . .    The Ariel Stock Funds in Depth; The Ariel Bond Fund In Depth
  5. . . .    (Not Applicable)
  6. . . .    How the Ariel Funds are Organized
  7. . . .    Managing Your Ariel Account; Choosing Your Ariel Account; Buying
              Ariel Mutual Fund Shares, Selling Ariel Mutual Fund Shares;
              Shareholder Services; Calculating the Funds' Share Prices; Paying
              Taxes on Your Ariel  Mutual Fund  Earnings
  8. . . .    Annual Operating Expenses
  9. . . .    Financial Highlights: Ariel Stock Funds; Financial Highlights:
              Ariel Premier Bond Fund

                             SECTION IN STATEMENT OF
                             ADDITIONAL INFORMATION
                       (Ariel and Appreciation Funds Only)
 ITEM
 ----
  10 . . .    Cover Page
  11 . . .    General Information
  12 . . .    General Information; Investment Restrictions; Investment Strategy
              and Risks; Portfolio Transactions; Appendix
  13 . . .    Trustees and Officers; Compensation Schedule
  14 . . .    Significant Shareholders; Trustees and Officers
  15 . . .    Investment Adviser and Services Administrator; Transfer Agent and
              Custodian; Independent Auditors
  16 . . .    Portfolio Transactions
  17 . . .    General Information
  18 . . .    Purchasing, Exchanging and Redeeming Shares; Net Asset Value
  19 . . .    Dividends, Capital Gains and Taxes
  20 . . .    Investment Adviser and Services Administrator; Method of
              Distribution
  21 . . .    Calculation of Total Return; Total Return and Other Performance
              Information
  22 . . .    Cover Page

                             THE ARIEL MUTUAL FUNDS
                              CROSS REFERENCE SHEET
                                    FORM N-1A

                              SECTION IN PROSPECTUS
                     (Premier Bond Fund-Institutional Class)



 ITEM
 ----

  1. . . .    Cover Page; Back Cover Page
  2. . . .    Ariel Bond Fund Overview; Investment Objective; Investment
              Strategy; Investment Risks; Who Should Consider Investing in the
              Funds and Who should not; Total Returns, after Fees and Expenses
  3. . . .    Annual Operating Expenses of the Fund
  4. . . .    The Ariel Bond Fund In Depth
  5. . . .    (Not Applicable)
  6. . . .    How the Ariel Funds are Organized
  7. . . .    Managing Your Ariel Account; Choosing Your Ariel Account; Buying
              Ariel Mutual Fund Shares, Selling Ariel Mutual Fund Shares;
              Shareholder Services; Calculating the Funds' Share Prices; Paying
              Taxes on Your Ariel  Mutual Fund  Earnings
  8. . . .    Annual Operating Expenses
  9. . . .    Financial Highlights: Ariel Premier Bond Fund

                             SECTION IN STATEMENT OF
                ADDITIONAL INFORMATION (Bond Fund - Both Classes)

 ITEM

  10 . . .    Cover Page
  11 . . .    General Information
  12 . . .    General Information; Investment Restrictions; Investment Strategy
              and Risks; Portfolio Transactions; Appendix
  13 . . .    Trustees and Officers; Compensation Schedule
  14 . . .    Significant Shareholders; Trustees and Officers
  15 . . .    Investment Adviser and Services Administrator; Transfer Agent and
              Custodian; Independent Auditors
  16 . . .    Portfolio Transactions
  17 . . .    General Information
  18 . . .    Purchasing, Exchanging and Redeeming Shares;  In-Kind Purchases of
              Institutional Class Shares of the Fund; Net Asset Value
  19 . . .    Dividends, Capital Gains and Taxes
  20 . . .    Investment Adviser and Services Administrator; Method of
              Distribution
  21 . . .    Calculation of Total Return, Total Return, Yield and Other
              Performance Information
  22 . . .    Cover Page

--------------------------------------------------------------------------------
                               ARIEL MUTUAL FUNDS
--------------------------------------------------------------------------------
                                              PROSPECTUS: FEBRUARY 1, 2001



                  ARIEL FUND

                             ARIEL APPRECIATION FUND




                  ARIEL PREMIER BOND FUND-

                                 INVESTOR CLASS


                                                   [ARIEL MUTUAL FUNDS LOGO]-SM-


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THE SHARES OF ARIEL MUTUAL FUNDS. NOR HAS THE SECURITIES AND EXCHANGE COMMISSION DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[ARIEL MUTUAL FUNDS LOGO]

INSIDE

ARIEL STOCK FUNDS OVERVIEW                     1

ARIEL STOCK FUNDS IN DEPTH                     7

ARIEL STOCK FUNDS FINANCIAL HIGHLIGHTS        12

ARIEL PREMIER BOND FUND OVERVIEW              15

ARIEL PREMIER BOND FUND IN DEPTH              21

ARIEL PREMIER BOND FUND FINANCIAL HIGHLIGHTS  24

HOW THE ARIEL MUTUAL FUNDS ARE ORGANIZED      26

MANAGING YOUR ARIEL ACCOUNT                   36

PRIVACY NOTICE                                52

 ARIEL STOCK FUNDS



                  THE ARIEL FUND AND

 ARIEL APPRECIATION FUND

                  ARE NO-LOAD MUTUAL FUNDS

         THAT SEEK LONG-TERM

                                   CAPITAL

                   APPRECIATION.

ARIEL STOCK FUNDS OVERVIEW

PRINCIPAL INVESTMENT STRATEGY

     The Ariel Fund invests primarily in the stocks of small companies with a MARKET CAPITALIZATION* under $2 billion at the time of investment.

     The Ariel Appreciation Fund invests primarily in the stocks of medium-sized companies with market capitalizations between $1 billion and $10 billion at the time of investment.

     Both Ariel Stock Funds seek to invest in sound companies that many other institutional investors have misunderstood or ignored. These companies share three attributes that the firm believes should result in capital appreciation over time:

     - a product or service whose strong brand franchise and loyal customer base pose formidable barriers to potential competition

     - capable, dedicated management

     - a solid balance sheet with high levels of cash flow and a low burden of debt

     The essence of the Ariel Stock Funds' strategy is patience. Ariel Capital Management, Inc., the Stock Funds' Investment Adviser, holds investments for a relatively long period of time--typically three to five years.

[SIDENOTE]

MARKET CAPITALIZATION, OR "MARKET CAP," PROVIDES A READY GAUGE OF A COMPANY'S SIZE. IT IS THE TOTAL NUMBER OF THE COMPANY'S OUTSTANDING SHARES MULTIPLIED BY THE CURRENT PRICE OF ITS STOCK. THE CHART BELOW USES MARKET CAP TO COMPARE THE AVERAGE SIZE OF COMPANIES HELD BY THE ARIEL STOCK FUNDS, AS WELL AS COMPANIES IN THE STANDARD & POOR'S 500-STOCK INDEX.


AVERAGE
MARKET CAPITALIZATION AS OF 12/31/00

(equally weighted,
in billions of dollars)

$10   S&P 500-stock
   -  Index
      $9.8 billion


$8


$6


$4    Ariel
   -  Appreciation Fund
      $3.6 billion


$2
      Ariel Fund
   -  $1.0 billion


$0

                                                      ARIEL STOCK FUNDS OVERVIEW

PRINCIPAL INVESTMENT RISKS

     Although we make every effort to achieve the Ariel Stock Funds' objective of long-term capital appreciation, we cannot guarantee we will attain that objective. You could lose money on your purchase of shares in the Ariel Fund or Ariel Appreciation Fund. The table below lists some of the principal risks of investing in the Ariel Stock Funds and the measures we take in attempting to limit those risks:

--------------------------------------------------------------------------------
RISKS                                 HOW WE TRY TO MANAGE THEM
--------------------------------------------------------------------------------
The general level of stock            Buy stocks whose prices are low relative
prices declines.                      to their earnings potential; such stocks
                                      have done better than the market average
                                      in past declines.
--------------------------------------------------------------------------------
Small-cap and mid-cap stocks,         Avoid startup ventures and highly cyclical
like those held by the Ariel Stock    or speculative companies. Seek companies
Funds, fall out of favor.             with solid finances and proven records.
--------------------------------------------------------------------------------
Ariel Stock Funds hold relatively     Research stocks exhaustively before
few stocks; a fluctuation in one      purchase; monitor continuously after
stock could significantly affect the  purchase; limit the value of a single
Funds' overall performance.           stock as a percentage of total Fund--if
                                      its price rises to exceed the limit, sell
                                      the excess.
--------------------------------------------------------------------------------

WHO SHOULD CONSIDER INVESTING IN THE FUNDS--AND WHO SHOULD NOT

     You should consider investing in the Ariel Stock Funds if you are looking for long-term capital appreciation and are willing to accept the associated risks. Although past performance cannot predict future results, stock investments historically have outperformed most bond and money-market investments.

     However, this higher return has come at the expense of greater short-term price fluctuations, up and down. Thus, you should not consider investing in the Funds if you anticipate a near-term need--typically within five years-- for either the principal or the gains from your investment.

     [SIDENOTE]

     AN INVESTMENT IN EITHER OF THE ARIEL STOCK FUNDS, LIKE ANY MUTUAL FUND, IS NOT A BANK DEPOSIT. IT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

ARIEL STOCK FUNDS OVERVIEW

TOTAL RETURNS, AFTER FEES AND EXPENSES

     The bar charts and tables to the right can help you evaluate the potential risk and reward of investing in the Ariel Stock Funds by noting changes in the Funds' performance from year to year. They also show how the Funds' average annual total returns for the last one, three, five and ten years, and since inception, compare with those of a broad measure of market performance. Total return measures the change in the price of a mutual fund investment, assuming that all dividend income and capital gain distributions are reinvested.

     For any fund, you should evaluate total return in light of the fund's particular investment objectives and policies, as well as general market conditions during the reported time periods. The bar charts for the Ariel Fund and Ariel Appreciation Fund show each Fund's total return for each of the last ten calendar years. The returns include reinvestment of all dividends and distributions.

     The tables compare AVERAGE annual total returns for the Ariel Stock Funds with standard benchmark indices: THE S&P 500-STOCK INDEX*, the RUSSELL 2000 INDEX* and the RUSSELL 2000 VALUE INDEX* for the Ariel Fund; the S&P 500-stock Index, the RUSSELL MIDCAP INDEX* and the RUSSELL MIDCAP VALUE INDEX* for the Ariel Appreciation Fund. The indices do not represent the actual returns an investor might experience. Rather, they measure overall market returns. In addition, they do not take into account the costs of buying and selling securities or managing a stock portfolio; these costs are deducted from mutual fund returns.

[SIDENOTE]

THE S&P 500-STOCK INDEX IS A BROAD MARKET-WEIGHTED INDEX DOMINATED BY LARGE-SIZED COMPANIES.

THE RUSSELL 2000 INDEX, THE RUSSELL 2000 VALUE INDEX, THE RUSSELL MIDCAP INDEX AND THE RUSSELL MIDCAP VALUE INDEX ARE MORE RELEVANT INDICES FOR THE ARIEL FUND AND ARIEL APPRECIATION FUND, RESPECTIVELY:

- THE RUSSELL 2000 INDEX MEASURES THE PERFORMANCE OF SMALLER COMPANIES.

- THE RUSSELL 2000 VALUE INDEX MEASURES THE PERFORMANCE OF SMALLER, VALUE-ORIENTED COMPANIES WITH LOWER PRICE-TO-EARNINGS RATIOS.

- THE RUSSELL MIDCAP INDEX MEASURES THE PERFORMANCE OF SMALL AND MID-SIZED COMPANIES.

- THE RUSSELL MIDCAP VALUE INDEX MEASURES THE PERFORMANCE OF SMALL AND MID-SIZED, VALUE-ORIENTED COMPANIES WITH LOWER PRICE-TO-EARNINGS RATIOS.

                                                      ARIEL STOCK FUNDS OVERVIEW

ARIEL FUND - ARGFX
INCEPTION: NOVEMBER 6, 1986

TOTAL RETURN

'91      32.72%
'92      11.73%
'93       8.72%
'94      -4.22%
'95      18.52%
'96      23.51%
'97      36.44%
'98       9.89%
'99      -5.76%
'00      28.76%

Best Quarter:   4Q '98    20.10%
Worst Quarter:  3Q '98   -15.61%

Return for the fiscal quarter ended 12/31/00 was 12.34%. The Fund's past performance is not indicative of future performance.

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2000

--------------------------------------------------------------------------------
                                                                         SINCE
                                   1 YEAR  3 YEARS  5 YEARS  10 YEARS  INCEPTION
--------------------------------------------------------------------------------
Ariel Fund                         28.76%   10.07%   17.58%   15.19%    14.59%
--------------------------------------------------------------------------------
Russell 2000 Index                 -3.02%    4.65%   10.31%   15.53%    11.07%
--------------------------------------------------------------------------------
Russell 2000 Value Index           22.83%    4.22%   12.60%   17.64%    12.48%
--------------------------------------------------------------------------------
S&P 500 Index                      -9.11%   12.26%   18.33%   17.46%    15.52%
--------------------------------------------------------------------------------

ARIEL APPRECIATION FUND - CAAPX
INCEPTION: DECEMBER 1, 1989

TOTAL RETURN

'91      33.15%
'92      13.24%
'93       7.94%
'94      -8.39%
'95      24.16%
'96      23.72%
'97      37.95%
'98      19.55%
'99      -3.79%
'00      18.82%

Best Quarter:   4Q '98   23.38%
Worst Quarter:  3Q '98  -12.92%

Return for the fiscal quarter ended 12/31/00 was 9.26%. The Fund's past performance is not indicative of future performance.

Average Annual Total Returns
as of December 31, 2000

--------------------------------------------------------------------------------
                                                                        SINCE
                               1 YEAR   3 YEARS   5 YEARS   10 YEARS   INCEPTION
--------------------------------------------------------------------------------
Ariel Appreciation Fund         18.82%   10.97%    18.46%    15.75%    14.00%
--------------------------------------------------------------------------------
Russell Midcap Index             8.25%   12.11%    16.69%    18.28%    15.26%
--------------------------------------------------------------------------------
Russell Midcap Value Index      19.18%    7.75%    15.12%    17.88%    14.30%
--------------------------------------------------------------------------------
S&P 500 Index                   -9.11%   12.26%    18.33%    17.46%    15.54%
--------------------------------------------------------------------------------

ARIEL STOCK FUNDS OVERVIEW

ANNUAL OPERATING EXPENSES
for fiscal year ended September 30, 2000

     The tables below describe the Funds' fees and expenses; if you buy and hold shares in the Ariel Fund or Ariel Appreciation Fund, you bear these fees indirectly. BOTH ARIEL STOCK FUNDS ARE "NO-LOAD" FUNDS. YOU DO NOT PAY A SALES CHARGE WHEN YOU BUY OR SELL SHARES.

--------------------------------------------------------------------------------
                                     ARIEL FUND              ARIEL APPRECIATION
                                 PERCENTAGE OF AVERAGE     PERCENTAGE OF AVERAGE
                                 DAILY NET FUND ASSETS     DAILY NET FUND ASSETS
--------------------------------------------------------------------------------
Management Fees                          0.65%                    0.75%
--------------------------------------------------------------------------------
Distribution (12b-1) fees                0.25%                    0.25%
--------------------------------------------------------------------------------
Other expenses                           0.34%                    0.31%
--------------------------------------------------------------------------------
Total annual operating expenses          1.24%                    1.31%
--------------------------------------------------------------------------------

     COST COMPARISON EXAMPLES

     The examples below illustrate the expenses you would incur on a $10,000 investment in the Ariel Fund or the Ariel Appreciation Fund based on each Fund's current level of expenses. The examples assume that each Fund earned an annual return of 5% over the periods shown and that you redeem your shares at the end of each time period.

--------------------------------------------------------------------------------
                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Ariel Fund                   $126       $393       $681       $1,500
--------------------------------------------------------------------------------
Ariel Appreciation Fund      $133       $415       $718       $1,579
--------------------------------------------------------------------------------

     These examples are hypothetical and are included for the purpose of comparing the Funds' expenses with other mutual funds. They do not represent estimates of future expenses or returns, either of which may be greater or less than the amounts shown.

[SIDENOTE]

- MANAGEMENT FEES COVER THE COSTS OF MANAGING THE FUND'S INVESTMENTS AND THE COSTS OF ADMINISTRATION AND ACCOUNTING.

- 12b-1 FEES PAY FOR PROMOTION AND DISTRIBUTION OF FUND SHARES AND SERVICES PROVIDED TO SHAREHOLDERS. BECAUSE THESE FEES ARE PAID FROM FUND ASSETS ON AN ONGOING BASIS, THESE FEES WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN OTHER TYPES OF SALES CHARGES.

- OTHER EXPENSES INCLUDE THE COSTS OF THE CUSTODIAN AND TRANSFER AGENT, ACCOUNTANTS, ATTORNEYS AND TRUSTEES.

ARIEL STOCK FUNDS


INVESTMENT OBJECTIVE

The Ariel Fund and Ariel Appreciation Fund pursue a common objective: long-term capital appreciation--the Ariel Fund primarily through investment in small company stocks, the Ariel Appreciation Fund primarily through investment in medium-sized company stocks. The Ariel Stock Funds invest for appreciation, not income. They seek stocks whose underlying value should increase over time. Any dividend and interest income these Funds earn is incidental to their fundamental objective. Ariel Capital Management, Inc., the Funds' Investment Adviser, cannot guarantee either Fund will achieve capital appreciation in every circumstance, but we are dedicated to that objective. We believe long-term capital appreciation:

- results from investments in UNDERVALUED* stocks--those that other investors have overlooked or ignored.

- results from investing in companies with long histories of consistent earnings in both good and bad economic times.

- is more likely to be found in consistent, predictable businesses that often sell everyday goods or services and enjoy a high level of repeat sales.

- occurs when companies dominate their markets. These companies' products have gained such strong brand recognition that in many cases their names are synonymous with the products themselves.

- is the product of a committed and experienced management team, which efficiently operates its business and delivers solid value to its customers.

[SIDENOTE]

* INSTITUTIONAL INVESTORS CONSIDER A STOCK UNDERVALUED WHEN IT TRADES AT A PRICE BELOW WHAT THEY THINK THE BUSINESS IS WORTH. THE CONCEPT IS RELATIVE. INVESTORS MIGHT JUDGE A STOCK UNDERVALUED ON THE BASIS OF PRICE TO EARNINGS RATIO: THEY PAY LESS FOR A DOLLAR OF CORPORATE EARNINGS WHEN THEY BUY A PARTICULAR STOCK THAN THEY WOULD IF THEY BOUGHT ANOTHER STOCK. OR THEY MIGHT JUDGE A STOCK UNDERVALUED ON THE BASIS OF THE RATIO OF THE VALUE OF ITS ASSETS TO THE VALUE OF ITS MARKET CAPITALIZATION: THEY PAY LESS FOR A DOLLAR OF ASSETS BY BUYING ONE STOCK THAN THEY WOULD IF THEY BOUGHT ANOTHER STOCK.

ARIEL STOCK FUNDS IN DEPTH
INVESTMENT STRATEGY AND APPROACH

OUR APPROACH TO INVESTING

We believe successful long-term investing results from disciplined research, not from impulsive speculation or arbitrary guesswork. Since 1983, we have pursued an investment agenda that emphasizes small and medium-sized companies whose share prices are undervalued.

SMALL AND MEDIUM-SIZED COMPANIES

The concept of undervalued companies whose long-term growth prospects have gone largely unappreciated by the market implies an information gap. In other words, institutional investors may not have recognized the companies' inherent strengths or they may have over-looked them altogether. Because Wall Street follows large corporations closely, such companies rarely encounter these misperceptions. If a large company's share price seems low, its stock has probably fallen for a well-documented reason. Conversely, if a large company's growth prospects are strong, its stock price usually rises in anticipation of growth. As small and medium-sized companies are less widely followed than their larger counterparts, we strive to uncover the opportunities often inherent in small and mid-cap stocks ahead of the rest of the market.

CONSISTENT INDUSTRIES

Our disciplined research process favors tried-and-true businesses with predictable revenues versus trendy "concept stocks." We avoid areas characterized by rapid obsolescence, as well as industries vulnerable to new competition. We prefer established businesses with mature markets (i.e., the quiet, unnoticed businesses that produce the goods and services of everyday life). We also seek companies with long track records built over several business cycles, as well as those that experience steady earnings as opposed to cyclical peaks and valleys.

                                                      ARIEL STOCK FUNDS IN DEPTH

     THE RESPONSIBILITY FACTOR

     We believe ethical business practices make good investment sense. In the long run, a company that adopts environmentally sound policies will face less government intrusion. A company that fosters community involvement among its employees will inspire community support. Additionally, we believe that a company that cultivates diversity is more likely to attract and recruit the best talent and broaden its markets in profitable new directions. For these reasons, we avoid corporations whose primary business involves the sale or production of tobacco products, weapons systems, nuclear energy, or the equipment to produce nuclear energy. We feel these industries are more likely to face shrinking growth prospects, draining litigation costs and legal liability that cannot be quantified.

INVESTMENT PROCESS: A FOCUS ON RESEARCH

     UNCOVERING VALUE

     Our proprietary research process begins with the usual Wall Street sources--financial analysts' reports, the standard computer databases and company press releases. Digging deeper, we review more than 150 newspapers, trade periodicals and technical journals. In this way, we believe we can uncover outstanding opportunities that others may have missed.

     We apply the same intensive research once we have identified a candidate for investment. We comb through the company's financial history and analyze its prospects. We develop independent long-range financial projections and detail the risks.

     We verify our findings first-hand by conducting on-site visits and meeting with the company's suppliers and customers. We also talk to its competitors and former employees. More

ARIEL STOCK FUNDS IN DEPTH

     specifically, we measure the shelf space a consumer products manufacturer commands in the supermarket; tally the number of lines in a newspaper's ad and count the cars in a retailer's parking lot on a Saturday morning. Or, we sample a restaurant chain's menu at locations around the country to ensure quality and consistency.

     We also spend as much time and effort independently assessing key executives as we do the companies for which they work. We believe the character and quality of a company's management weighs at least as heavily as any other factor in determining its success, especially in the smaller companies in which we invest. The skill of the management team will help the company overcome unforeseen obstacles. In addition, the team's contacts and experience will alert the company to emerging opportunities.

     On October 23, 2000, the Security & Exchange Commission adopted Regulation Fair Disclosure (Reg FD) requiring public companies to simultaneously disseminate any and all material information in one broad statement to the investment community as well as the general public. Specifically, Reg FD eliminates selective disclosure and creates an environment of truly independent research. In our case, by focusing on small and mid-sized companies since 1983, we have been able to build and maintain an extensive cross section of impartial sources. As such, we are confident that we will continue to add depth to our research process and thereby further distinguish our investigative efforts.

                                                      ARIEL STOCK FUNDS IN DEPTH

A LONG-TERM VIEW

When we have completed our research process, we "own" the companies in which we invest, we don't merely trade their stock. We believe the market will ultimately reward these companies, and we give them the time such recognition requires, typically five years and sometimes even longer. This long-term approach means that the Ariel Stock Funds typically have low rates of TURNOVER.*

Each time a fund turns over a holding (i.e., sells one stock to buy another), it incurs transaction charges that negatively impact investment returns--the higher the turnover rate, the more negative the impact. High turnover rates can reduce investment performance while low turnover rates can enhance it. As with the Ariel Stock Funds, a low rate of turnover can offer yet another advantage because it may defer a fund's taxable capital gains.

PRINCIPAL INVESTMENTS

We are demanding and selective investors. Each company we choose for our portfolio must meet ALL of our criteria:

- a competitive stock price relative to its peers, as well as historic market valuations

- seasoned management

- a solid balance sheet and sound finances

- a dominant market niche

Only a few such companies exist at any one time. From a database of more than 9,200 publicly traded companies, only some 375 qualify for closer analysis and 100 for intense analysis. From this group, only six or seven new stocks usually make their way into an Ariel Stock Fund each year.

A portfolio consisting exclusively of stocks in these companies is highly select: the Ariel Fund generally contains no more than 35 stocks and the Ariel Appreciation Fund no more than 45.

[SIDENOTE]

*TURNOVER IS AN INDICATION OF HOW LONG A FUND TYPICALLY HOLDS THE STOCKS IT PURCHASES. A TURNOVER RATE OF 100% IMPLIES THAT A FUND CHANGES ITS ENTIRE INVESTMENT PORTFOLIO EVERY YEAR. AS A PRODUCT OF OUR LONG-TERM INVESTMENT STRATEGY, TURNOVER RATES FOR THE ARIEL STOCK FUNDS HAVE BEEN HISTORICALLY LOW (I.E., LESS THAN 40%).

ARIEL STOCK FUNDS FINANCIAL

The tables on the following two pages provide the Ariel Stock Funds' financial performance for the past five fiscal years. The information reflects financial results for a single share of either the Ariel Fund or the Ariel Appreciation Fund. The total returns represent the rates of return that an investor would have earned, assuming all dividends and distributions were reinvested in additional shares. Ernst & Young LLP, the Funds' Independent Auditor, has audited this information. The Funds' financial statements are included in the Funds' Annual Report, which is available free of charge upon request.

                                          ARIEL STOCK FUNDS FINANCIAL HIGHLIGHTS

ARIEL FUND
ARGFX (Cusip #: 040337107)

-----------------------------------------------------------------------------------
                               YEAR ENDED SEPTEMBER 30
-----------------------------------------------------------------------------------
                            2000       1999        1998        1997        1996
-----------------------------------------------------------------------------------
Net asset value,             $37.99   $36.49       $41.49      $30.58      $30.78
beginning of year
-----------------------------------------------------------------------------------
INCOME FROM
INVESTMENT OPERATIONS:
-----------------------------------------------------------------------------------
Net investment income          0.21     0.10         0.13        0.07        0.18
-----------------------------------------------------------------------------------
Net realized and               3.58     5.20        (1.41)      12.62        4.24
unrealized gains (losses)      ----     ----         ----       -----        ----
on investments
-----------------------------------------------------------------------------------
Total from                     3.79     5.30        (1.28)      12.69        4.42
investment operations
-----------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS:
-----------------------------------------------------------------------------------
Dividends from net            (0.08)   (0.08)       (0.14)          -       (0.44)
investment income
-----------------------------------------------------------------------------------
Distributions from            (6.04)   (3.72)       (3.58)      (1.78)      (4.18)
capital gains                  ----     ----         ----        ----        ----
-----------------------------------------------------------------------------------
Total distributions           (6.12)   (3.80)       (3.72)      (1.78)      (4.62)
                               ----     ----         ----        ----        ----
-----------------------------------------------------------------------------------
Net asset value,             $35.66   $37.99       $36.49      $41.49      $30.58
end of year                  ======   ======       ======      ======      ======
-----------------------------------------------------------------------------------
Total return                  13.63%   14.18%       (3.83)%     43.25%      16.28%
-----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
AND RATIOS:
-----------------------------------------------------------------------------------
Net assets, end of         $227,561 $215,145     $162,279    $164,065    $109,770
year, in thousands
-----------------------------------------------------------------------------------
Ratio of expenses to           1.24%    1.25%        1.21%       1.25%       1.31%
average net assets
-----------------------------------------------------------------------------------
Ratio of net investment        0.65%    0.27%        0.30%       0.23%       0.57%
income to average net
assets
-----------------------------------------------------------------------------------
Portfolio turnover rate          48%      38%          22%         20%         17%
-----------------------------------------------------------------------------------

ARIEL STOCK FUNDS FINANCIAL HIGHLIGHTS

ARIEL APPRECIATION FUND

Caapx (Cusip #: 040337206)

-----------------------------------------------------------------------------------
                               YEAR ENDED SEPTEMBER 30
-----------------------------------------------------------------------------------
                            2000       1999        1998        1997        1996
-----------------------------------------------------------------------------------
Net asset value,             $33.84   $31.80       $33.70      $24.99      $22.76
beginning of year
-----------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
-----------------------------------------------------------------------------------
Net investment income          0.08     0.04         0.09        0.02        0.13
-----------------------------------------------------------------------------------
Net realized and               2.95     5.50         1.14       10.13        4.07
unrealized gains on            ----     ----         ----       -----        ----
investments
-----------------------------------------------------------------------------------
Total from                     3.03     5.54         1.23       10.15        4.20
investment operations
-----------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS:
-----------------------------------------------------------------------------------
Dividends from net            (0.04)   (0.04)       (0.07)      (0.07)      (0.20)
investment income
-----------------------------------------------------------------------------------
Distributions from            (3.15)   (3.46)       (3.06)      (1.37)      (1.77)
capital gains                  ----     ----         ----        ----        ----
-----------------------------------------------------------------------------------
Total distributions           (3.19)   (3.50)       (3.13)      (1.44)      (1.97)
                               ----     ----         ----        ----        ----
-----------------------------------------------------------------------------------
Net asset value,             $33.68   $33.84       $31.80      $33.70      $24.99
end of year                  ======   ======       ======      ======      ======
-----------------------------------------------------------------------------------
Total return                  10.35%   16.99%        3.40%      42.33%      19.60%
-----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
AND RATIOS:
-----------------------------------------------------------------------------------
Net assets, end of         $307,117 $352,841     $213,812    $186,478    $135,627
year, in thousands
-----------------------------------------------------------------------------------
Ratio of expenses to           1.31%    1.26%        1.26%       1.33%       1.36%*
average net assets
-----------------------------------------------------------------------------------
Ratio of net investment        0.25%    0.13%        0.25%       0.07%       0.50%*
income to average net
assets
-----------------------------------------------------------------------------------
Portfolio turnover rate          31%      24%          20%         19%         26%
-----------------------------------------------------------------------------------


* Net of reimbursements. Without the fee waiver, the ratio of expenses to average net assets would have been 1.40% and the ratio of net investment income to average net assets 0.46%.

            ARIEL PREMIER BOND FUND


                 THE ARIEL PREMIER BOND FUND

                             SEEKS TO MAXIMIZE

       TOTAL RETURN THROUGH A

            COMBINATION OF INCOME

      AND CAPITAL

                            APPRECIATION.

ARIEL PREMIER BOND FUND OVERVIEW

PRINCIPAL INVESTMENT STRATEGY

     The Ariel Premier Bond Fund invests at least 80% of its assets in high quality fixed-income securities for which a ready market exists. If the securities are private-sector issues--corporate bonds, commercial paper or bonds secured by assets such as home mortgages--generally, they must have earned an "A" rating or better from a nationally recognized statistical rating organization, such as Moody's Investors Service or Standard & Poor's. We also consider all bonds issued by the U.S. government and its agencies to be high quality.

PRINCIPAL INVESTMENT RISKS

     Although the Ariel Premier Bond Fund's Investment Sub-Adviser, Lincoln Capital Management Company, makes every effort to achieve the Fund's objective of maximizing TOTAL RETURN* on its investments, there can be no guarantee the Fund will attain its objective. You could lose money on your purchase of shares in the Ariel Premier Bond Fund. The table on the opposite page lists some of the principal risks of investing in the Ariel Premier Bond Fund, as well as the measures Lincoln Capital takes in attempting to limit those risks.

THE ARIEL PREMIER BOND FUND CURRENTLY OFFERS TWO CLASSES OF SHARES, THE INVESTOR CLASS AND THE INSTITUTIONAL CLASS. THE INSTITUTIONAL CLASS IS PRIMARILY OFFERED TO INSTITUTIONAL INVESTORS THROUGH A SEPARATE PROSPECTUS. ALL DISCUSSION OF THE PREMIER BOND FUND IN THIS PROSPECTUS RELATES TO THE INVESTOR CLASS.

[SIDENOTE]

* A BOND'S TOTAL RETURN REFLECTS TWO COMPONENTS: FIRST, THE INTEREST INCOME IT GENERATES IN A GIVEN PERIOD; AND SECOND, THE CHANGE IN THE BOND'S VALUE DURING THE PERIOD. AN INCREASE IN THE VALUE OF THE BOND ADDS TO TOTAL RETURN, A DECREASE REDUCES TOTAL RETURN. THE CALCULATIONS ASSUME THE REINVESTMENT OF
  ALL DIVIDENDS AND DISTRIBUTIONS.

                                                ARIEL PREMIER BOND FUND OVERVIEW

----------------------------------------------------------------------------------------------------
RISKS                                            HOW THE FUND TRIES TO MANAGE THEM
----------------------------------------------------------------------------------------------------
Issuers of bonds held by the Fund cannot         On average, only holds bonds with high credit
make timely payments of either interest or       ratings, A or better.
principal when they are due.
----------------------------------------------------------------------------------------------------
Highly rated bonds are downgraded                Conducts independent evaluation of the
because of the issuer's financial problems.      creditworthiness of the bonds and their issuers.
----------------------------------------------------------------------------------------------------
Bond prices decline because of an                Actively manages average duration in
increase in interest rates.                      anticipation of interest rate changes.
----------------------------------------------------------------------------------------------------

WHO SHOULD CONSIDER INVESTING IN THE FUND--
AND WHO SHOULD NOT

     You should consider investing in the Ariel Premier Bond Fund if you are seeking current income and capital appreciation. You should be willing to accept short-term price fluctuations, which will occur from time to time. Traditionally, these fluctuations have been less than those associated with stocks.

     You should not consider investing in the Ariel Premier Bond Fund if you cannot tolerate moderate short-term declines in share value or if you are seeking the higher returns historically achieved by stocks.

ARIEL PREMIER BOND FUND OVERVIEW

TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on the opposite page can help you evaluate the potential risk and reward of investing in the Ariel Premier Bond Fund. The bar chart shows the Fund's total return for each full calendar year after inception on February 1, 1997. The table compares the Fund's average annual total return with the return of a relevant benchmark, the LEHMAN BROTHERS AGGREGATE BOND INDEX.*

Total return measures the change in price of a mutual fund investment, assuming that all dividends, income and capital gain distributions are reinvested. For any fund, you should evaluate total return in light of the fund's particular investment objectives and policies, as well as general market conditions during the reported time period.

As is the case with indices, the Lehman Brothers Aggregate Bond Index does not represent the actual returns an investor might experience. Rather, it measures the bond market's total return (i.e. the interest income it earns, plus or minus the price change in a given period). It does not take into account the costs of buying and selling securities or the fees related to managing a portfolio.

[SIDENOTE]

*THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS ONE OF THE MOST WIDELY ACCEPTED BENCHMARKS OF BOND MARKET TOTAL RETURN. IT INCLUDES MORE THAN 6,000 TAXABLE GOVERNMENT, INVESTMENT-GRADE CORPORATE AND MORTGAGE-BACKED SECURITIES.

                                                ARIEL PREMIER BOND FUND OVERVIEW

ARIEL PREMIER BOND FUND-INVESTOR CLASS
INCEPTION: FEBRUARY 1, 1997

[BAR CHART]

Total Return
'00   9.75%
'99  -0.97%
'98   7.23%

Best Quarter:     4Q '00    3.80%
Worst Quarter:    2Q '99   -1.12%

Return for the fiscal quarter ended 12/31/00 was 3.80%.
The Fund's past performance is not indicative of future performance.

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2000

---------------------------------------------------------------------------------
                                            1 year  3 years   Since inception
Ariel Premier Bond Fund-Investor Class      9.75%    5.23%        6.15%
---------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index        11.63%   6.36%        7.25%
---------------------------------------------------------------------------------

ARIEL PREMIER BOND FUND OVERVIEW

ANNUAL OPERATING EXPENSES
FOR FISCAL YEAR ENDED SEPTEMBER 30, 2000

     The table below shows the Fund's fees and expenses; if you buy and hold shares in the Ariel Premier Bond Fund, you bear these fees indirectly.

-------------------------------------------------
                           PERCENTAGE OF AVERAGE
                           DAILY NET FUND ASSETS
-------------------------------------------------
Management fees                    0.60%
-------------------------------------------------
Distribution (12b-1) fees          0.25%
-------------------------------------------------
Other expenses                        -
-------------------------------------------------
Total annual operating expenses    0.85%
-------------------------------------------------

     Ariel Capital Management paid the Ariel Premier Bond Fund's other expenses.

     COST COMPARISON EXAMPLE

     The examples below illustrate the expenses you would incur on a $10,000 investment in the Ariel Premier Bond Fund based on the Fund's current level of expenses. The example assumes that the Fund earned an annual return of 5% over the periods shown and that you redeemed your shares at the end of each time period.

-----------------------------------------------------------------------
                           1 YEAR  3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------
Ariel Premier Bond Fund      $87     $271        $471       $1,049
-----------------------------------------------------------------------

     The example is hypothetical and is presented for the purpose of comparing the Fund's expense ratio with other mutual funds. It does not represent estimates of future expenses or returns, either of which may be greater or less than the amounts depicted.

ARIEL PREMIER BOND FUND


INVESTMENT OBJECTIVE

     The Ariel Premier Bond Fund seeks to maximize total return through a combination of interest income and capital appreciation.

INVESTMENT STRATEGY

     Ariel Premier Bond Fund's INVESTMENT SUB-ADVISER,* Lincoln Capital Management Company, considers three principal factors in managing the Fund's investments:

     - the current level of and expected changes in interest rates

     - the relative attractiveness of the different sectors of the bond market:
       U.S. Treasury bonds or bonds issued by government agencies (e.g., the Student Loan Marketing Association and the Federal Farm Credit System); mortgage-backed bonds; asset-backed bonds; corporate bonds and commercial paper

     - individual issue selection criteria

THE FUND'S INTEREST RATE STRATEGY

     Lincoln Capital seeks to protect the value of the Fund's bonds from interest rate increases--and capture the gain in value when interest rates fall--by managing the Fund's average duration against that of the overall U.S. bond market.

[SIDENOTE]

*THE ARIEL PREMIER BOND FUND'S INVESTMENT ADVISER, ARIEL CAPITAL MANAGEMENT, INC., HAS APPOINTED LINCOLN CAPITAL MANAGEMENT COMPANY TO ACT AS INVESTMENT SUB-ADVISER. THUS, LINCOLN CAPITAL MAKES THE ARIEL PREMIER BOND FUND'S DAY-TO-DAY INVESTMENT DECISIONS, WHILE ARIEL CAPITAL MANAGEMENT HANDLES THE FUND'S ADMINISTRATION.

ARIEL PREMIER BOND FUND IN DEPTH

     The DURATION* of all the bonds in the Lehman Brothers Aggregate Bond Index usually averages about five years. The FUND'S DURATION* will normally vary up to one year from the average. The duration will be shorter than the market average if Lincoln Capital's analysis indicates that interest rates will rise and bond prices will fall; it will be longer if the analysis indicates the opposite trend--that rates will fall and prices will rise. The Fund may deviate up to two years from the bond market's average duration, although Lincoln Capital does not anticipate extending that far except in the most extreme circumstances.

     Lincoln Capital balances a combination of three key factors in its analysis of the future course of interest rates:

--------------------------------------------------------------------------------------
FACTOR                          INTEREST RATES TO RISE/      INTEREST RATES TO FALL/
                                BOND PRICES TO FALL          BOND PRICES TO RISE
--------------------------------------------------------------------------------------
Pace of economic activity       Growing economy              Slowing economy
--------------------------------------------------------------------------------------
U.S. monetary policy            Federal Reserve              Federal Reserve
                                raises interest rates        lowers interest rates
--------------------------------------------------------------------------------------
Public's expectations           Rising inflation rate        Stable or slowing
for inflation                                                inflation rate
--------------------------------------------------------------------------------------

[SIDENOTE]

*DURATION MEASURES THE SENSITIVITY OF BOND PRICES TO CHANGES IN PREVAILING INTEREST RATES. THE LONGER THE DURATION OF A BOND, THE LONGER IT WILL TAKE TO REPAY THE PRINCIPAL AND INTEREST OBLIGATIONS AND THE MORE SENSITIVE IT IS TO CHANGES IN PREVAILING INTEREST RATES.


*THE FUND'S DURATION FIGURE REPRESENTS A WEIGHTED AVERAGE. EVERY BOND THE FUND OWNS WILL NOT NECESSARILY HAVE THE SAME DURATION TO ACHIEVE A GIVEN DURATION TARGET. HOWEVER, THE WEIGHTED AVERAGE OF ALL THE BONDS IN THE FUND EQUALS THE DURATION TARGET. THAT MEANS SHORTENING OR LENGTHENING THE FUND'S DURATION WILL ONLY REQUIRE THE PURCHASE OR SALE OF A RELATIVELY SMALL AMOUNT OF BONDS.

                                                ARIEL PREMIER BOND FUND IN DEPTH

SECTOR SELECTION

     The difference in interest paid on bonds in various sectors remains fairly constant. For example, when interest rates on Treasury bonds rise, rates on corporate bonds will generally rise by a similar amount. But, depending on outside economic influences, investor sentiment and the law of supply and demand, a sector may deviate from the norm. This deviation may offer an opportunity for the Fund to earn more than usual for bonds at a given level of risk. As Lincoln Capital monitors the bond market, it compares the differences in sector interest rates with historical levels in an effort to profit from deviations.

INDIVIDUAL ISSUE SELECTION

     When making investment decisions, Lincoln Capital examines the unique characteristics of each security. These include credit quality, maturity, issue structure and mortgage prepayment risks. Lincoln Capital seeks to assure that the Fund receives adequate compensation for the risk it is assuming and, if possible, seeks bonds that pay more than the prevailing rate of interest for the risks they involve.

PRINCIPAL INVESTMENTS

     The Fund may invest freely in U.S. Treasury bonds and bonds guaranteed by an agency of the Federal government. In addition, the Fund may invest in investment-grade corporate bonds and corporate paper, and mortgage and other asset-backed bonds. All of these securities must be investment-grade, with at least 80% of them ranking in the three highest GRADES* assigned by Standard & Poor's and Moody's.

[SIDENOTE]

*STANDARD & POOR'S RATES INVESTMENT-GRADE BONDS BBB OR HIGHER AND MOODY'S RATES THEM Baa OR HIGHER. S&P'S THREE HIGHEST GRADES ARE AAA, AA AND A, AND MOODY'S ARE Aaa, Aa AND A.

ARIEL PREMIER BOND FUND-
INVESTOR CLASS FINANCIAL


The table on the opposite page provides the Ariel Premier Bond Fund's performance for the past three fiscal years. The information reflects financial results for a single share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund. The returns assume all income and distributions earned were reinvested in the Fund. Ernst & Young LLP, the Fund's Independent Auditor, has audited this information. The Fund's financial statements are included in its Annual Report, which is available free of charge upon request.

                                    ARIEL PREMIER BOND FUND FINANCIAL HIGHLIGHTS

ARIEL PREMIER BOND FUND-INVESTOR CLASS

(Cusip #: 040337503)

---------------------------------------------------------------------------------------------
                                                YEAR ENDED SEPTEMBER 30
---------------------------------------------------------------------------------------------
                                            2000      1999      1998      FEBRUARY 1(a) TO
                                                                         SEPTEMBER 30, 1997
---------------------------------------------------------------------------------------------
Net asset value, beginning of period        $9.91    $10.63    $10.29         $10.10
---------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
---------------------------------------------------------------------------------------------
Net investment income                        0.56      0.53      0.57           0.37
---------------------------------------------------------------------------------------------
Net realized and unrealized gains (losses)  (0.04)    (0.60)     0.41           0.19
on investments                               ----      ----      ----           ----
---------------------------------------------------------------------------------------------
Total from investment operations             0.52     (0.07)     0.98           0.56
---------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
---------------------------------------------------------------------------------------------
Dividends from net investment income        (0.56)    (0.53)    (0.57)         (0.37)
---------------------------------------------------------------------------------------------
Distributions from capital gains               -      (0.12)    (0.07)            -
                                             ----      ----      ----           ----
---------------------------------------------------------------------------------------------
Total distributions                         (0.56)    (0.65)    (0.64)         (0.37)
                                             ----      ----      ----           ----
---------------------------------------------------------------------------------------------
Net asset value, end of period              $9.87     $9.91    $10.63         $10.29
                                            =====     =====    ======         ======
---------------------------------------------------------------------------------------------
Total return                                 5.43%    (0.65)%    9.34%          5.73%(b)
---------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
---------------------------------------------------------------------------------------------
Net assets, end of period, in thousands    $2,841    $2,624    $1,779           $401
---------------------------------------------------------------------------------------------
Ratio of expenses to average net assets      0.85%     0.85%     0.85%          0.85%(c)
---------------------------------------------------------------------------------------------
Ratio of net investment income to            5.70%     5.17%     5.46%          5.60%(c)
average net assets
---------------------------------------------------------------------------------------------
Portfolio turnover rate                       492%      396%       60%           218%
---------------------------------------------------------------------------------------------

(a)Commencement of operations
(b)Total return is not annualized
(c)Annualized

HOW THE ARIEL MUTUAL FUNDS ARE


BOARD OF TRUSTEES


     The Ariel Mutual Funds operate under the supervision of a Board of Trustees responsible to the shareholders of each Fund. The Trustees are:

     BERT N. MITCHELL, CPA
     Chairman, Mitchell & Titus, LLP

     HEADS NATION'S LARGEST MINORITY-OWNED ACCOUNTING FIRM; HOLDS B.B.A., M.B.A. AND HONORARY DOCTORATE FROM THE BARUCH SCHOOL OF BUSINESS OF THE CITY UNIVERSITY OF NEW YORK; SERVES ON THE BOARD OF BJ'S WHOLESALE CLUB, INC.; ACTIVE IN COMMUNITY AFFAIRS AND PHILANTHROPY.

     MARIO L. BAEZA, ESQ.
     Chairman and Chief Executive Officer
     TWC/Latin America Partners, L.L.C.

     REGARDED AS AN EXPERT ON LATIN AMERICAN PRIVATE EQUITY INVESTMENT, BUSINESS AND LEGAL ISSUES; HOLDS B.A. FROM CORNELL UNIVERSITY, J.D. FROM HARVARD LAW SCHOOL.

     JAMES W. COMPTON
     President and Chief Executive Officer
     Chicago Urban League

     HEADS CHICAGO URBAN LEAGUE, WHICH HAS WORKED TO ELIMINATE RACIAL DISCRIMINATION SINCE 1916; HOLDS B.A. FROM MOREHOUSE COLLEGE; SERVES ON THE BOARDS OF THE FIELD MUSEUM AND DEPAUL UNIVERSITY.

     WILLIAM C. DIETRICH, CPA
     Independent Financial Consultant

     PROVIDES SERVICES TO ENTREPRENEURIAL AND NON-PROFIT ORGANIZATIONS; HOLDS B.A. FROM GEORGETOWN UNIVERSITY; SERVES ON BOARD OF SHALEM INSTITUTE, AN INTERNATIONALLY KNOWN ECUMENICAL ORGANIZATION.

HOW THE ARIEL MUTUAL
FUNDS ARE ORGANIZED

     ROYCE N. FLIPPIN, JR.
     President
     Flippin Associates

     HEADS BROAD-BASED CONSULTING ORGANIZATION PROVIDING STRATEGIC AND IMPLEMENTATION SERVICES TO THE PUBLIC AND PRIVATE SECTORS; HOLDS A.B. FROM PRINCETON UNIVERSITY, M.B.A. FROM HARVARD BUSINESS SCHOOL.

     JOHN G. GUFFEY, JR.
     Treasurer and Director, Silby Guffey & Co., Inc.
     Director, Calvert Social Investment Foundation

     TREASURER AND DIRECTOR OF VENTURE CAPITAL FIRM SPECIALIZING IN THE HEALTHCARE AND ENVIRONMENTAL INDUSTRIES; HOLDS B.S. FROM THE WHARTON SCHOOL OF THE UNIVERSITY OF PENNSYLVANIA; SERVES ON BOARDS OF LOCAL AND NATIONAL NONPROFIT INSTITUTIONS.

     MELLODY L. HOBSON
     President
     Ariel Capital Management, Inc.

     HOLDS A.B. FROM PRINCETON UNIVERSITY'S WOODROW WILSON SCHOOL; DIRECTOR OF THE CHICAGO PUBLIC LIBRARY AND THE FIELD MUSEUM.

     CHRISTOPHER G. KENNEDY
     President and Director
     Merchandise Mart Properties, Inc.

     EXECUTIVE OF LEADING NATIONAL MANAGER OF COMMERCIAL REAL ESTATE; HOLDS B.A. FROM BOSTON COLLEGE, M.B.A. FROM NORTHWESTERN UNIVERSITY; ACTIVE IN COMMUNITY AFFAIRS.

     ERIC T. MCKISSACK, CFA
     Vice Chairman and Co-Chief Investment Officer
     Ariel Capital Management, Inc.

     BACKGROUND TO FOLLOW AS PORTFOLIO MANAGER OF ARIEL APPRECIATION FUND.

     JOHN W. ROGERS, JR.
     Chairman and Chief Executive Officer
     Ariel Capital Management, Inc.

     BACKGROUND TO FOLLOW AS PORTFOLIO MANAGER OF ARIEL FUND.

HOW THE ARIEL MUTUAL FUNDS ARE ORGANIZED

INVESTMENT ADVISERS

     STOCK FUNDS

     Ariel Capital Management, Inc. directly manages the investments of the Ariel Fund and Ariel Appreciation Fund. Its investment management services include buying and selling securities on behalf of the Ariel Stock Funds, as well as conducting the research that leads to buy and sell decisions. The firm is located at 200 East Randolph Drive, Suite 2900, Chicago, IL 60601 (Telephone: 312-726-0140 or 800-725-0140, web site:
     www.arielmutualfunds.com).

     BOND FUND

     Ariel Capital Management, Inc. is the investment adviser of the Ariel Premier Bond Fund. With the approval of the Ariel Premier Bond Fund's Board of Trustees, Ariel Capital Management has appointed Lincoln Capital Management Company to act as Investment Sub-Adviser to the Ariel Premier Bond Fund. Lincoln Capital buys and sells securities for the Ariel Premier Bond Fund and conducts the research necessary to maintain the portfolio. Lincoln Capital is located at 200 South Wacker Drive, Suite 2100, Chicago, IL 60606 (Telephone: 312-559-2880 or 800-764-9336).

                                        HOW THE ARIEL MUTUAL FUNDS ARE ORGANIZED

STOCK FUND PORTFOLIO MANAGERS

     ARIEL FUND

     JOHN W. ROGERS, JR., Chairman and Chief Executive Officer of Ariel Capital Management, Inc., acts as Portfolio Manager of the Ariel Fund. Prior to founding Ariel in 1983, John worked as a stockbroker for the investment banking firm of William Blair & Co. and graduated from Princeton University. Rogers' civic affiliations include his roles as Director of the Chicago Urban League, trustee of the Chicago Symphony Orchestra and trustee of the John S. and James L. Knight Foundation. He also sits on the boards of Bank One Corporation, Aon Corporation, Burrell Communications Group, GATX Corp. and Exelon Corporation.

     ARIEL APPRECIATION FUND

     ERIC T. MCKISSACK, CFA, Vice Chairman and Co-Chief Investment Officer, has managed the Ariel Appreciation Fund since its inception on December 1, 1989. Prior to joining Ariel in 1986, he worked as a research analyst for First Chicago. He holds degrees from the Massachusetts Institute of Technology and the University of California at Berkeley, and has attained the Chartered Financial Analyst designation. Eric serves as Vice Chairman of Travelers & Immigrants Aid/Chicago Connection. Additionally, he is a board member of the Economic Club of Chicago, the Cook County Economic Development Advisory Committee, Urban Gateways of Chicago, the Renaissance Society at the University of Chicago, the Arts & Business Council of Chicago and City Year Chicago.

HOW THE ARIEL MUTUAL FUNDS ARE ORGANIZED

STOCK FUND ASSISTANT PORTFOLIO MANAGERS

     ARIEL FUND

     JOHN P. MILLER, CFA, Vice President of Research and Assistant Portfolio Manager, works directly with John W. Rogers, Jr. in the research and portfolio management process for the Ariel Fund and the firm's small cap institutional portfolios. He earned his Bachelor of Business degree from Western Illinois University and subsequently attained the Chartered Financial Analyst designation. Prior to joining Ariel in 1989, John spent three years as an institutional equity trader at Cantor, Fitzgerald & Co. He is a member of the Association for Investment Management and Research and The Investment Analysts Society of Chicago.

     ARIEL APPRECIATION FUND

     TIMOTHY FIDLER, CFA, Vice President of Research and Assistant Portfolio Manager, works directly with Eric T. McKissack in the research and portfolio management process for the Ariel Appreciation Fund and the firm's mid-cap institutional and mutual fund portfolios. Tim earned a Bachelor of Arts from Northwestern University, as well as an M.B.A. from the University of Chicago, where he graduated with High Honors. Prior to joining Ariel in 1999, Tim worked at Morgan Stanley & Company Asset Management and Lunn Partners, LLC/Lehman Brothers, Private Bank. He has attained the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research, as well as The Investment Analysts Society of Chicago.

                                        HOW THE ARIEL MUTUAL FUNDS ARE ORGANIZED

BOND FUND PORTFOLIO MANAGERS

     ARIEL PREMIER BOND FUND

     Lincoln Capital Management Company manages the Ariel Premier Bond Fund through a committee composed of five members:

     ANN H. BENJAMIN is a Principal in Portfolio Management. She has 20 years of investment experience. Ann earned a Bachelor's degree from Chatham College and holds a Master's degree from Carnegie Mellon University.

     ANDREW A. JOHNSON is a Principal and Executive Vice President in Portfolio Management. He has 12 years of investment experience. Andy holds both a Bachelor of Science and a Master of Science from the Illinois Institute of Technology. He also earned an M.B.A. from the University of Chicago.

     RICHARD W. KNEE is an Executive Vice President and Managing Director of the firm. He has 21 years of investment experience, 17 of them with Lincoln Capital. Rich earned a Bachelor of Business Administration from the University of Notre Dame and an M.B.A. from the University of California at Berkeley.

     PETER J. KNEZ is an Executive Vice President, Managing Director and the Director of Research. He holds a Ph.D. in Finance from the Wharton School of the University of Pennsylvania.

HOW THE ARIEL MUTUAL FUNDS ARE ORGANIZED

     KENNETH R. MEYER is the Chairman, Chief Executive Officer and Managing Director of the firm. He has 33 years of investment experience, 20 of them with Lincoln Capital. Ken holds a Bachelor of Arts from the University of Notre Dame and an M.B.A. from the Wharton School of the University of Pennsylvania. He is a Director of Irish Life of North America and serves on the Arts and Letters Council of the University of Notre Dame and the Finance Council of the Archdiocese of Chicago.

                                        HOW THE ARIEL MUTUAL FUNDS ARE ORGANIZED

ADMINISTRATION

Ariel Capital Management, Inc. is responsible for the administrative services of all the Ariel Mutual Funds. These services include:

- opening shareholder accounts

- processing buy and sell orders for Fund shares

- responding to shareholder requests for information on their accounts and on the Ariel Mutual Funds in general

- preparing quarterly reports to shareholders detailing the Funds' strategies and performance

- preparing and distributing proxy materials to shareholders

- marketing shares of the Funds through banks, brokers and other financial services firms under its wholly-owned subsidiary, Ariel Distributors, Inc.

Ariel Capital Management has appointed an independent organization, SUNSTONE FINANCIAL GROUP, INC., to perform the day-to-day FUND ADMINISTRATION, TAX REPORTING SERVICES and BLUE SKY FILINGS, as well as to prepare reports for the Board of Trustees. STATE STREET BANK AND TRUST COMPANY is the Funds' TRANSFER AGENT, FUND ACCOUNTANT and CUSTODIAN. In this role, State Street prices the shares of each Ariel Mutual Fund daily, maintains shareholder records and oversees the payment of distributions to shareholders.

HOW THE ARIEL MUTUAL FUNDS ARE ORGANIZED

MANAGEMENT FEES
FOR FISCAL YEAR ENDED SEPTEMBER 30, 2000

     STOCK FUNDS
     Ariel Capital Management, Inc. was paid for its investment and administration services for the Ariel Fund and Ariel Appreciation Fund at the annual rate of 0.65% and 0.75% of average daily net assets, respectively.

     BOND FUND
     Ariel Capital Management, Inc. was paid as investment adviser at the annual rate of 0.35% of average daily net assets of the Fund. For its administrative services, it was paid 0.25% of average daily net assets of the Investor Class.

     Lincoln Capital Management Company was paid by Ariel Capital Management, Inc. (not the Fund) for its services as sub-adviser at the annual rate of 0.21% of average daily net assets.

                                        HOW THE ARIEL MUTUAL FUNDS ARE ORGANIZED

SHAREHOLDER STATEMENTS AND REPORTS

     To keep you informed about your investments, Ariel Mutual Funds sends you various account statements, including:

     - confirmation statements that verify a buy or sell transaction

     - quarter-end and year-end consolidated account statements

     - quarterly, semi-annual and annual Ariel Mutual Funds reports

     - average costs statements for certain types of accounts that sold shares during the year

     Duplicate statements can be requested by visiting our web site at www.arielmutualfunds.com or by calling 1-800-292-7435 (Option 2 for Turtle Talk, Option 3 for a shareholder services representative). Historical account information can be obtained by calling 1-800-292-7435 or visiting our web site at www.arielmutualfunds.com.

MANAGING YOUR ARIEL


DOING BUSINESS WITH ARIEL

     Ariel Mutual Funds shareholder services representatives are available Monday through Friday (except holidays) from 8:00am to 5:00pm Central time. Our WEB SITE and TURTLE TALK (automated shareholder information hotline) are both available 24 hours a day, 7 days a week.


------------------------------------------------------------------------------------
ON THE WEB:                      - Access general fund information
                                 - Download fund literature
www.arielmutualfunds.com         - Email Ariel Mutual Funds
                                 - Establish an account
                                 - Buy, sell or exchange shares
                                 - Order duplicate statements and tax forms
                                 - View account positions and recent transactions


------------------------------------------------------------------------------------
BY PHONE:                        - Buy, sell or exchange shares
                                 - Change your address
1-800-29-ARIEL                   - Check prices and account balances
(1-800-292-7435)                 - Establish another account
                                 - Make IRA inquiries
SELECT OPTION 2 FOR TURTLE TALK  - Request general fund information



------------------------------------------------------------------------------------
IN WRITING:                      - Open a new account
                                 - Add to an existing account
REGULAR MAIL:                    - Sell shares
STATE STREET BANK & TRUST CO.    - Change account registration
ATTN:  ARIEL MUTUAL FUNDS        - Arrange for seasonal mailing addresses
P.O. BOX 219121
KANSAS CITY, MO 64121-9121
ASONAL MAILING ADDRESSES

OVERNIGHT MAIL:
NFDS
ATTN:  ARIEL MUTUAL FUNDS
330 WEST 9TH STREET, FLOOR 1
KANSAS CITY, MO  64105
(TELEPHONE:  816-843-9700)

------------------------------------------------------------------------------------

                                                     MANAGING YOUR ARIEL ACCOUNT

OPENING A NEW ARIEL ACCOUNT

     You can invest in Ariel Mutual Funds through several different account arrangements.

-------------------------------------------------------------------------------------------------
ACCOUNT TYPE          SPECIAL FEATURES                                   ACCOUNT MINIMUMS
-------------------------------------------------------------------------------------------------
                                                                   INITIAL     EACH SUBSEQUENT
                                                                  INVESTMENT      INVESTMENT
-------------------------------------------------------------------------------------------------
General               Available as individual, joint, custodial,    $1,000           $50
                      trust and partnership accounts.
-------------------------------------------------------------------------------------------------
IRA                   Pay no taxes on investment earnings             $250           $50
(Traditional, Roth,   until you are eligible to withdraw.$12
Education)            annual recording-keeping fee or $65
                      onetime, lifetime recording-keeping fee.
-------------------------------------------------------------------------------------------------
Automatic investment  Initial minimum investment requirement            $0           $50
plan                  waived. Regular, automatic investment          (waived)
                      direct from your bank account or your
                      paycheck to Ariel; available either
                      monthly, quarterly or by pay period.
-------------------------------------------------------------------------------------------------

     CHOICES FOR ACCOUNT REGISTRATION:

     To invest with Ariel Mutual Funds you must be a U.S. resident with a social security number or a tax identification number. You can open a new account in any of the following ways:

     - VIA THE INTERNET:
     Visit our web site at www.arielmutualfunds.com and follow the instructions presented on the screen. For important information on this feature, please refer to the "Internet Transactions" section on page 47.

     - BY MAIL:

     REGULAR MAIL:                      OVERNIGHT MAIL:
     State Street Bank & Trust Co.      NFDS
     Attn:  Ariel Mutual Funds          Attn:  Ariel Mutual Funds
     P.O. Box 219121                    330 West 9th Street, Floor 1
     Kansas City, MO  64121-9121        Kansas City, MO  64105
     (Telephone:  816-843-9700)         (Telephone:  816-843-9700)

     - BY WIRE:

     Call 1-800-292-7435 to obtain a prospectus and an account number, and wire your initial investment to:

     State Street Bank & Trust Co.     ABA# 101003621
     Attn:  Ariel Mutual Funds         Account# 7528205
     127 West 10th Street
     Kansas City, MO  64105

MANAGING YOUR ARIEL ACCOUNT

     Current Ariel shareholders may also open a new, identically registered authorized Ariel account:

     - VIA THE INTERNET:

     Visit our web site at www.arielmutualfunds.com and follow the instructions presented on the screen. For important information on this feature, please refer to the "Internet Transactions" section on page 47.

     - BY TURTLE TALK:
     Call 1-800-29-ARIEL (1-800-292-7435), OPTION 2 and follow the voice prompts.

     - BY PHONE OR WIRE:
     Call 1-800-292-7435 to arrange for this transaction.

     Please note:
     - You may be asked to return an original completed and signed application for every newly registered account you open, regardless of type.
     - We will charge your Automatic Investment account $10, plus any costs incurred, any time a scheduled investment cannot be made because your bank account has insufficient funds, and we reserve the right to close the account after two successive incidents of insufficient funds.

MANAGING YOUR ARIEL ACCOUNT

ADDING TO AN EXISTING ARIEL ACCOUNT

Existing shareholders may purchase additional shares for all authorized accounts through any of the methods presented below.

----------------------------------------------------------------------------------------------------------
                     CONTACT US AT                   EASY INSTRUCTIONS
----------------------------------------------------------------------------------------------------------
VIA THE INTERNET     www.arielmutualfunds.com        You need your active Ariel account number and
                                                     your social security or tax identification number
                                                     to establish a personal identification number (PIN)
                                                     and initiate the transaction. YOU ALSO NEED TO
                                                     HAVE PRE-EXISTING BANKING INFORMATION ON
                                                     FILE PRIOR TO ADDING TO YOUR ACCOUNT THROUGH
                                                     THE INTERNET. For more information on this feature,
                                                     please refer to the "Internet Transactions" section
                                                     on page 47.
----------------------------------------------------------------------------------------------------------
BY TURTLE TALK       1-800-29-ARIEL                  If you are a first time caller, you need your
                     (1-800-292-7435), OPTION 2      social security number (or tax identification
                                                     number) and your account number to establish
                                                     a PIN. Once you have a PIN, follow the voice
                                                     prompts to initiate the transaction.
----------------------------------------------------------------------------------------------------------
BY MAIL              REGULAR MAIL:                   Make your check payable to Ariel Mutual Funds.
                     State Street Bank & Trust Co.   Send it along with the bottom of your most
                     Attn:  Ariel Mutual Funds       recent account statement or with a note that
                     P.O. Box 219121                 includes the registered account name, account
                     Kansas City, MO  64121-9121     number and the name of the Fund in which
                                                     you wish to invest.
                     OVERNIGHT MAIL:
                     NFDS
                     Attn:  Ariel Mutual Funds
                     330 West 9th Street, Floor 1
                     Kansas City, MO  64105
                     (Telephone:  816-843-9700)
----------------------------------------------------------------------------------------------------------
BY WIRE              1-800-292-7435 to arrange       Provide our shareholder services representative
                     for this transaction, and wire  with your name and social security number, as
                     your investment to:             well as the name and address of the financial
                                                     institution wiring the money.
                     State Street Bank & Trust Co.
                     Attn:  Ariel Mutual Funds
                     127 West 10th Street
                     Kansas City, MO 64105
                     ABA# 101003621
                     Account# 7528205
----------------------------------------------------------------------------------------------------------
BY PHONE             1-800-292-7435 to arrange       By using the telephone exchange plan, provide
                     for this transaction            our shareholder services representative with
                                                     your name and social security number, as well as
                                                     instructions for purchasing additional shares.
----------------------------------------------------------------------------------------------------------

MANAGING YOUR ARIEL ACCOUNT

     PLEASE NOTE:

     - We calculate the number of shares you have purchased based on the next net asset value of shares computed after we receive your order.

     - We can accept purchases only in U.S. dollars drawn from U.S. banks. We cannot accept cash, money orders, credit cards, credit card checks or third-party checks (except for properly endorsed IRA rollover checks).

     - If payment for your check or telephone purchase order does not clear, Ariel will cancel your purchase and you will be liable for any losses or fees the Fund or its transfer agent incurs.

                                                     MANAGING YOUR ARIEL ACCOUNT

SELLING ARIEL FUND SHARES

     Existing shareholders may sell shares through any of the methods presented below for all authorized accounts.

----------------------------------------------------------------------------------------------------------
                     CONTACT US AT                   EASY INSTRUCTIONS
----------------------------------------------------------------------------------------------------------
VIA THE INTERNET     www.arielmutualfunds.com        You need your active Ariel account number and
                                                     your social security or tax identification number to
                                                     establish a personal identification number (PIN)
                                                     and initiate the transaction. YOU ALSO NEED TO HAVE
                                                     PRE-EXISTING BANKING INFORMATION ON FILE PRIOR TO
                                                     INITIATING A SALE ON THE INTERNET. For more
                                                     information on this feature, please refer to the
                                                     "Internet Transactions" section on page 47.
----------------------------------------------------------------------------------------------------------
BY WIRE              1-800-292-7435 to arrange       Call or send us a letter with your account name
                     for this transaction            and number, as well as the number of shares
                                                     you wish to sell or the dollar amount you wish
                                                     to receive. WE WILL WIRE THE PROCEEDS TO THE
                                                     FINANCIAL INSTITUTION OF RECORD.
----------------------------------------------------------------------------------------------------------
BY TURTLE TALK       1-800-29-ARIEL                  If you are a first time caller, you need your
                     (1-800-292-7435), OPTION 2      social security number (or tax identification
                                                     number) and your account number to establish
                                                     a PIN. Once you have a PIN, follow the voice
                                                     prompts to initiate the transaction.
----------------------------------------------------------------------------------------------------------
BY MAIL              REGULAR MAIL:                   Send us a letter with your account name,
                     State Street Bank & Trust Co.   account number, and the number of shares
                     Attn:  Ariel Mutual Funds       you wish to sell or the dollar amount you
                     P.O. Box 219121                 wish to receive. A CHECK WILL BE SENT TO THE
                     Kansas City, MO  64121-9121     ADDRESS OF RECORD.
                     OVERNIGHT MAIL:
                     NFDS
                     Attn:  Ariel Mutual Funds
                     330 West 9th Street, Floor 1
                     Kansas City, MO  64105
                     (Telephone:  816-843-9700)
----------------------------------------------------------------------------------------------------------
SYSTEMATIC           Use either of the addresses     Send us a letter with your account name
WITHDRAWAL           listed above.                   and number, the dollar amount you wish
                                                     to receive with each check and how often you
                                                     wish to receive checks (monthly or quarterly).
                                                     YOU MUST MAINTAIN A MINIMUM BALANCE OF $25,000
                                                     AND MAKE A MINIMUM WITHDRAWAL OF $100.
----------------------------------------------------------------------------------------------------------
BY PHONE             1-800-292-7435 to arrange       Provide our shareholder services representative
                     for this transaction            with your name, social security number and account
                                                     number. $50,000 IS THE MAXIMUM AMOUNT YOU CAN
                                                     SELL PER DAY WITHOUT A SIGNATURE GUARANTEE.
----------------------------------------------------------------------------------------------------------

MANAGING YOUR ARIEL ACCOUNT

     PLEASE NOTE:

     - You may sell all or any portion of your Ariel Stock Fund shares on any day the New York Stock Exchange is open for business, and your Ariel Premier Bond Fund shares on any day the New York Stock Exchange is open, plus Columbus Day and Veterans' Day.

     - We must receive your sell request before New York Stock Exchange (NYSE) Closing Time (normally 3:00pm Central time) in order for you to receive that day's closing price. If we receive your request after Closing Time, we will process your sell request at the NAV next calculated on the following business day.

     - We normally send the proceeds of your redemption to you the next business day except, as noted, in the case of shares purchased by mail or through the automatic investment plan. However, if we feel the sale may adversely affect the operation of the Fund, we may take up to seven days to send your proceeds.

     - We may charge a $10 fee to process payment by wire.

     - If a sale or transfer of shares reduces the value of your account below $1,000, Ariel reserves the right to close your account and send you the proceeds with 30 days' written notice. Ariel will redeem your shares at the NAV calculated on the day your account is closed.

     - Qualified broker-dealers may charge a fee for processing a sale or purchase.

     - We reserve the right to pay redemptions in the Ariel Mutual Funds in kind (marketable portfolio securities).

     - We cannot send you the proceeds from a redemption of shares that were purchased by mail or through the automatic investment plan until 15 days after your purchase check was invested.

                                                     MANAGING YOUR ARIEL ACCOUNT

     SIGNATURE GUARANTEE:

     In some cases, you will have to make your redemption request in writing, and will have to obtain a signature guarantee. A signature guarantee is designed to protect you and Ariel from fraudulent activities. Ariel requires a signature guarantee in the following situations:

     - you request a change to your current account registration, such as changing your name or transfer on death (TOD) beneficiary

     - you want to sell more than $50,000 in shares

     - you want the check mailed to an address other than the address on the account registration

     - the address of record was changed within the past 60 days

     - you want the check made payable to someone other than the account owner

     - you want to sell shares and you instruct Ariel to wire the proceeds to a bank or brokerage account, but the telephone redemption by wire plan is not activated on the account

     - you want to sell shares and you instruct Ariel to wire the proceeds to a bank or brokerage account other than that listed on your current account record

     If you have a joint account, each account holder will need to provide a signature guarantee in all of the cases listed above. Signature guarantees can be obtained from a commercial bank, broker-dealer, credit union (if authorized under state law), or securities exchange or association. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE.

MANAGING YOUR ARIEL ACCOUNT

SHAREHOLDER SERVICES

     CONFIRMING YOUR TRANSACTIONS
     We will send you a written confirmation of every purchase and sale. Please review the confirmation for accuracy.

     SECURING YOUR TELEPHONE ORDERS
     Ariel will take all reasonable precautions to ensure that your telephone transactions are authentic, including tape-recording your instructions. We cannot, however, be held liable for executing instructions we reasonably believe to be genuine. All shareholders, with the exception of fiduciary accounts, automatically receive telephone privileges to exchange, purchase or sell shares. Fiduciary account holders receive telephone privileges to exchange and purchase only. If you do not want the flexibility of telephone privileges, decline those services on your account application or call 1-800-292-7435.

     EXCHANGING SHARES
     You may exchange the shares of any Ariel Mutual Fund you own for shares of any of the other Ariel Mutual Funds. Also, you may exchange your shares for shares of SSgA Money Market Fund. As long as you meet the required minimum for each fund, you do not have to pay for the exchange. You should read the prospectus for any new fund in which you invest. You can obtain a prospectus by calling 1-800-29-ARIEL (1-800-292-7435) or by visiting our web site at www.arielmutualfunds.com.

                                                     MANAGING YOUR ARIEL ACCOUNT

     PLEASE NOTE:

     - To switch shares from one Ariel account to another Ariel account or to switch shares to the SSgA Money Market Fund, call 1-800-292-7435 or visit our web site at www.arielmutualfunds.com.

     - Each exchange represents both a sale and a purchase of fund shares. Therefore, you may incur a gain or loss for income tax purposes on any exchange.

     - Shares purchased through exchange must be registered in the current account name with the same social security or taxpayer identification number.

     - If you are authorized for telephone transactions and you provide the proper information to an agent of your choice, your agent can also make telephone or Internet exchanges on your behalf.

     - Because of the time needed to exchange money between the Ariel Mutual Funds and SSgA Money Market Fund, you may not exchange into and out of the money market fund on the same or successive days. THERE MUST BE AT LEAST 24 HOURS BETWEEN EXCHANGES.

     - We must receive your exchange request before New York Stock Exchange Closing Time (normally 3:00pm Central time) in order for you to receive that day's closing price. If we receive your request after Closing Time, we will process your exchange at the NAV next calculated on the following business day.

MANAGING YOUR ARIEL ACCOUNT

     EXCHANGE PLAN RESTRICTIONS

     ARIEL MUTUAL FUNDS DOES NOT PERMIT MARKET-TIMING AND HAS ADOPTED THE FOLLOWING POLICIES TO DISCOURAGE THIS PRACTICE:

     - Generally, you will be permitted to make up to 4 round trip exchanges per year (a round trip is an exchange out of one fund into another fund, and then back again).

     - Shares of the fund you are exchanging into must be available for sale in your state.

     - If your account is subject to back-up withholding, you may not use the exchange plan.

     - Ariel may temporarily or permanently terminate the exchange privilege of any investor who makes excessive exchanges. Excessive trading can hurt fund performance and shareholders.

     - Ariel may refuse exchange purchases by any person or group, if Ariel believes that the purchase will be harmful to existing shareholders.

     - Ariel may terminate or modify exchange privileges at any time, but will try to give prior notice whenever it is reasonably possible.

INTERNET TRANSACTIONS

     In addition to checking your Fund account balances and historical transactions, you may purchase, exchange and redeem shares of Ariel Mutual Funds through our web site at www.arielmutualfunds.com. You may access these services by establishing an account.

     Payment for shares purchased through our web site may be made only through an ACH (Automated Clearing House) debit of your bank account. Redemptions will be paid by check, wire or ACH transfer only to the address or bank account of record. Redemptions from accounts established through the Funds' web site will be paid only to the bank account of record. In addition, only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the Fund's web site. Transactions through the web site are subject to the same investment and redemption minimums and maximums as other transaction methods.

     You should be aware that there may be delays, malfunctions or other inconveniences associated with the Internet. There also may be times when the web site is unavailable for Fund transactions or other purposes. Should this happen, you should consider performing transactions by another method.

     Ariel Mutual Funds employs procedures to confirm that transactions entered through the Internet are genuine. These procedures include personal identification numbers (PINs), encryption and other precautions reasonably designed to protect the integrity, confidentiality and security of shareholder information. In order to conduct transactions on the Funds' web site, you will need your account number, social security number and PIN. Neither the Funds, their transfer agent, distributor or adviser will be liable for any loss, liability, cost or expense for following instructions communicated through the Internet, including fraudulent or unauthorized instructions.

MANAGING YOUR ARIEL ACCOUNT

CALCULATING THE FUNDS' SHARE PRICES

     We calculate the price of Ariel Mutual Funds shares at net asset value
     (NAV) as of close of regular trading on the New York Stock Exchange (normally 3:00pm Central time) every day the Exchange is OPEN FOR BUSINESS.* The NAV is computed by subtracting the fund's liabilities from the total value of its assets (i.e., the market value of the securities it holds plus its cash reserves) and dividing the result by the number of shares outstanding.

     Ariel generally values the securities held in the Funds' portfolios at their market values. In cases when price quotes for a particular security are not readily available or the quote is determined not to represent a fair value, we calculate a fair value of the security under procedures established by the Board of Trustees.

[SIDENOTE]

     *THE EXCHANGE IS NORMALLY OPEN FOR BUSINESS EVERY WEEK, MONDAY THROUGH FRIDAY, EXCEPT WHEN THE FOLLOWING HOLIDAYS ARE CELEBRATED: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY. ARIEL MAY SUSPEND REDEMPTIONS OR POSTPONE PAYMENT DATES ON DAYS WHEN THE NYSE IS CLOSED (OTHER THAN WEEKENDS AND HOLIDAYS), WHEN TRADING IS RESTRICTED OR AS PERMITTED BY THE SEC.

MANAGING YOUR ARIEL ACCOUNT

DISTRIBUTIONS

     Net capital gains are distributed to all shareholders at the end of each year. Net investment income for the Ariel Fund and Ariel Appreciation Fund is distributed once per year and usually accompanies the net capital gains distribution. Net income for the Ariel Premier Bond Fund accrues daily and is paid monthly. You may receive your Fund dividends and/or capital gains distributions in several ways:

     - REINVESTMENT. Unless otherwise instructed, we reinvest your fund dividends and capital gains distributions in additional shares at the share price computed on the day of the distribution.

     - INCOME ONLY. Ariel will automatically reinvest your capital gains distributions, but you may receive a check for each dividend. If you prefer, Ariel will wire your dividend proceeds directly to your bank or financial institution. You must establish this feature at least 10 days prior to the distribution.

     - CASH. You may receive all dividends or capital gains distributions totaling more than $10 in cash. To do so, you must notify Ariel Mutual Funds in writing 10 days prior to the payment date. Please refer to the mailing address on page 36.

MANAGING YOUR ARIEL ACCOUNT

     PLEASE NOTE:

     - Ariel will automatically reinvest distributions for IRA shareholders who are under age 59 1/2. A cash payment of a distribution is considered a withdrawal of IRA earnings, and is subject to taxes and potential income penalties for those under age 59 1/2. Once you reach 59 1/2, you are eligible to withdraw the earnings from your IRA and may request cash payments of the distributions.

     - Ariel will reinvest any distributions at the NAV at Closing Time on the reinvestment date (i.e., ex-dividend date). For those not reinvesting their dividends, Ariel will normally begin mailing distribution checks on the payable date, which is usually one week after the ex-dividend date.

MANAGING YOUR ARIEL ACCOUNT

TAXES

     The tax status of your distributions from a Fund does not depend on whether you reinvest them or take them in cash, nor does it depend on how long you have owned your shares. Rather, income and short-term capital gains distributions are taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains and different tax rates apply for these distributions. Every January, Ariel will send you and the IRS a statement called Form 1099-DIV; this form will show the amount of each taxable distribution you received from the previous year. If the total distributions you received for the year are less than $10, you may not receive a 1099.

     If you sell shares you have held for a year or longer, any gain or loss is generally treated as a capital gain or loss. If you sell shares within one year of purchase, any gains are treated as ordinary income and losses are subject to special rules.

[SIDENOTE]

! TAX LAWS ARE SUBJECT TO CHANGE. WE RECOMMEND CONSULTING YOUR TAX ADVISOR ABOUT
  YOUR PARTICULAR TAX SITUATION UNDER THE CURRENT LAWS.

MANAGING YOUR ARIEL ACCOUNT

PRIVACY NOTICE

     We collect information about you from your account application and other forms that you deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our Funds, to open an account for you or to process a transaction. In order to service your account and effect your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We also may provide your name and address to one of our agents for the purpose of mailing your account statement and other information about our products and services to you. We require these outside firms, organizations or individuals to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations or individuals except in furtherance of our business relationship with you, or as otherwise allowed by the law.

     We will only share information about you with those employees who will be working with us to provide our products and services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

[ARIEL MUTUAL FUNDS LOGO]

Additional information about the Ariel Mutual Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected their performance during the last fiscal year.

You can find more detailed information about the Ariel Mutual Funds in the current Statements of Additional Information, dated February 1, 2001, which we have filed electronically with the Securities and Exchange Commission (SEC) and which are incorporated by reference into this Prospectus. To receive your free copy of a Statement of Additional Information, or any of the annual or semiannual reports, or if you have questions about investing in the Funds, contact us at:

ARIEL MUTUAL FUNDS
P.O. BOX 219121
KANSAS CITY, MO 64121-9121
1-800-29-ARIEL (1-800-292-7435)
www.arielmutualfunds.com

You can find reports and other information about the Funds on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, DC 20549-6009. Information about the Funds, including their Statements of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. For information on the Public Reference Room, call the SEC at 1-800-SEC-0330.



                                                   [ARIEL MUTUAL FUNDS LOGO]-SM-

                                                              Ariel Mutual Funds
                                        Investment Company Act File No. 811-4786
                                                                   Pro. 2-1-2001

                               ARIEL MUTUAL FUNDS
                                       PROSPECTUS: FEBRUARY 1, 2001

                                     BONDS
                            ARIEL PREMIER BOND FUND-
                                            INSTITUTIONAL CLASS

                                                       [ARIEL MUTUAL FUNDS LOGO]

     The Securities and Exchange Commission has not approved or disapproved of the shares of Ariel Mutual Funds. Nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

[ARIEL MUTUAL FUNDS LOGO]

INSIDE

Ariel Premier Bond Fund-                                  1
  Institutional Class Overview

Ariel Premier Bond Fund-                                  7
  Institutional Class In Depth

Ariel Premier Bond Fund-                                 10
  Institutional Class Financial Highlights

How the Ariel Premier Bond Fund-                         12
  Institutional Class Is Organized

Managing Your Ariel Account                              18

Privacy Notice                                           24

               ARIEL PREMIER BOND FUND-
               INSTITUTIONAL CLASS
                         OVERVIEW

               ARIEL PREMIER BOND FUND-

          INSTITUTIONAL CLASS SEEKS TO

                    MAXIMIZE TOTAL RETURN THROUGH

               A COMBINATION OF INCOME

                    AND CAPITAL

                        APPRECIATION.

ARIEL PREMIER BOND FUND-INSTITUTIONAL CLASS OVERVIEW

PRINCIPAL INVESTMENT STRATEGY

     The Ariel Premier Bond Fund invests at least 80% of its assets in high quality fixed-income securities for which a ready market exists. If the securities are private-sector issues--corporate bonds, commercial paper or bonds secured by assets such as home mortgages--generally, they must have earned an "A" rating or better from a nationally recognized statistical rating organization, such as Moody's Investors Service or Standard & Poor's. We also consider all bonds issued by the U.S. government and its agencies to be high quality.


PRINCIPAL INVESTMENT RISKS

     Although the Fund's Investment Sub-Adviser, Lincoln Capital Management Company, makes every effort to achieve the Fund's objective of maximizing the TOTAL RETURN* on an investment, there can be no guarantee the Fund will attain its objective. You could lose money on your purchase of shares in the Fund. The table to the right lists some of the principal risks of investing in the Fund, as well as the measures Lincoln Capital takes in attempting to limit those risks.

[SIDENOTE]

* A BOND'S TOTAL RETURN REFLECTS TWO COMPONENTS: FIRST, THE INTEREST INCOME IT GENERATES IN A GIVEN PERIOD; AND SECOND, THE CHANGE IN THE BOND'S VALUE DURING THE PERIOD. AN INCREASE IN THE VALUE OF THE BOND ADDS TO TOTAL RETURN, A DECREASE REDUCES TOTAL RETURN. THE CALCULATIONS ASSUME THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS.

ARIEL PREMIER BOND FUND-INSTITUTIONAL CLASS OVERVIEW

--------------------------------------------------------------------------------
RISKS                                          HOW THE FUND TRIES TO MANAGE THEM
--------------------------------------------------------------------------------
ISSUERS OF BONDS HELD BY THE FUND CANNOT       ON AVERAGE, ONLY HOLDS BONDS
MAKE TIMELY PAYMENT OF EITHER INTEREST         WITH HIGH CREDIT RATINGS, A OR
OR PRINCIPAL WHEN THEY FALL DUE.               BETTER.
--------------------------------------------------------------------------------
HIGHLY RATED BONDS ARE DOWNGRADED              CONDUCTS INDEPENDENT EVALUATION
BECAUSE OF THE ISSUER'S FINANCIAL PROBLEMS.    OF THE CREDITWORTHINESS OF THE
                                               BONDS AND THEIR ISSUERS.
--------------------------------------------------------------------------------
BOND PRICES DECLINE BECAUSE OF AN              ACTIVELY MANAGES AVERAGE DURATION
INCREASE IN INTEREST RATES.                    TO MAINTAIN ITS VALUE DESPITE
                                               INTEREST RATE INCREASES.
--------------------------------------------------------------------------------

WHO SHOULD CONSIDER INVESTING IN THE FUND--
AND WHO SHOULD NOT

     You should consider investing in the Ariel Premier Bond Fund if you are seeking current income and capital appreciation. You should be willing to accept short-term price fluctuations, which have occurred from time to time. Traditionally, these fluctuations have been less than those associated with stocks.

     You should not consider investing in the Fund if you cannot tolerate moderate short-term declines in share value or if you are seeking the higher returns historically achieved by stocks.

ARIEL PREMIER BOND FUND-INSTITUTIONAL CLASS OVERVIEW

TOTAL RETURNS, AFTER FEES AND EXPENSES
     The bar chart and the table on the opposite page can help you evaluate the potential risk and reward of investing in the Ariel Premier Bond Fund. They show changes in the Fund's performance from year to year, as well as how the Fund's average annual total returns for the last one, three and five years, and since inception, compare with those of a broad measure of market performance. The bar chart shows the Fund's TOTAL returns for 2000, and for each full calendar year since it began operation on October 1, 1995. The table compares the Fund's AVERAGE annual total return with the returns of a relevant benchmark index, the LEHMAN BROTHERS AGGREGATE BOND INDEX.*

     Total return measures the change in price of a mutual fund investment, assuming that all dividends, income and capital gain distributions are reinvested. For any fund, you should evaluate total return in light of the fund's particular investment objectives and policies, as well as general market conditions during the reported time periods.

     As is the case with indices, Lehman Brothers Aggregate Bond Index does not represent the actual returns an investor might experience. Rather, it measures the bond market's total return (i.e., the interest income it earns, plus or minus the price change in a given period). It does not take into account the costs of buying and selling securities or the fees related to managing a portfolio.

[SIDENOTE]

     * THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS ONE OF THE MOST WIDELY ACCEPTED BENCHMARKS OF BOND MARKET TOTAL RETURN. IT INCLUDES MORE THAN 6,000 TAXABLE GOVERNMENT, INVESTMENT-GRADE CORPORATE AND MORTGAGE-BACKED SECURITIES.

                          ARIEL PREMIER BOND FUND-INSTITUTIONAL CLASS OVERVIEW

ARIEL PREMIER BOND FUND-
INSTITUTIONAL CLASS - APBFX
Inception: October 1, 1995


[GRAPH]

TOTAL RETURN

'96         '97         '98         '99          '00
---         ---         ---         ---          ---
3.15%       9.16%       7.65%       -0.57%       10.07%


Best Quarter:        4Q '00          3.91%
Worst Quarter:       1Q '96         -2.51%



Return for the fiscal quarter ended 12/31/00 was 3.91%.
The Fund's past performance is not indicative of future performance.




AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2000


                                      1 YEAR  3 YEARS  5 YEARS  SINCE INCEPTION
-------------------------------------------------------------------------------
Ariel Premier Bond Fund-Inst. Class    10.07%   5.62%    5.82%      6.22%
-------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index   11.63%   6.36%    6.46%      6.98%

ARIEL PREMIER FUND-INSTITUTIONAL CLASS OVERVIEW

ANNUAL OPERATING EXPENSES
for fiscal year ended September 30, 2000

     The table below shows the fees and expenses which you bear indirectly if you buy and hold shares in the Ariel Premier Bond Fund-Institutional Class. These expenses are paid from the Fund's assets.

                                             PERCENTAGE OF AVERAGE
                                             DAILY NET ASSETS OF THE FUND
------------------------------------------------------------------------------
Management fees                              0.45%
------------------------------------------------------------------------------
Distribution (12b-1) fees                     -
------------------------------------------------------------------------------
Other expenses                                -
------------------------------------------------------------------------------
Total annual operating expenses              0.45%

     Ariel Capital Management, Inc. paid the Ariel Premier Bond Fund's other expenses.

      COST COMPARISON EXAMPLE

      The examples below illustrate the expenses you would have incurred on a $1,000,000 investment in the Ariel Premier Bond Fund-Institutional Class (minimum initial investment) based on its current level of expenses. The example assumes that the Fund earned an annual return of 5% over the periods shown and that you redeem your shares at the end of each time period.


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------------------------
Ariel Premier Bond Fund-                  $4,602   $14,445   $25,203   $56,687
Institutional Class

     The example is hypothetical and is presented for the purpose of comparing the Fund's expense ratio with other mutual funds. It does not represent estimates of future expenses or returns, either of which may be greater or less than the amounts depicted.

ARIEL PREMIER BOND FUND-
INSTITUTIONAL CLASS
                               IN DEPTH


INVESTMENT OBJECTIVE

     The Ariel Premier Bond Fund seeks to maximize total return through a combination of interest income and capital appreciation.


INVESTMENT STRATEGY

     The Fund's INVESTMENT SUB-ADVISER,* Lincoln Capital Management Company, considers three principal factors in managing the Fund's investments:

     -    the current level of and expected changes in interest rates

     - the relative attractiveness of the different sectors of the bond market: U.S. Treasury bonds or bonds issued by government agencies (e.g., the Student Loan Marketing Association and the Federal Farm Credit System); mortgage-backed bonds; asset-backed bonds; corporate bonds and commercial paper

     -    individual issue selection criteria

[SIDENOTE]

* THE ARIEL PREMIER BOND FUND'S INVESTMENT ADVISER, ARIEL CAPITAL MANAGEMENT, INC., HAS APPOINTED LINCOLN CAPITAL MANAGEMENT COMPANY TO ACT AS INVESTMENT SUB-ADVISER. THUS, LINCOLN CAPITAL MAKES THE ARIEL PREMIER BOND FUND'S DAY-TO-DAY INVESTMENT DECISIONS, WHILE ARIEL CAPITAL MANAGEMENT HANDLES THE FUND'S ADMINISTRATION.

ARIEL PREMIER BOND FUND-INSTITUTIONAL CLASS IN DEPTH

     THE FUND'S INTEREST RATE STRATEGY
     Lincoln Capital seeks to protect the value of the Fund's bonds from interest rate increases--and capture the gain in value when interest rates fall--by managing the Fund's average DURATION* against that of the overall U.S. bond market.

     The duration of all the bonds in the Lehman Brothers Aggregate Bond Index usually averages about five years. The FUND'S DURATION* will normally vary up to one year from the average. The duration will be shorter than the market average if Lincoln Capital's analysis indicates that interest rates will rise and bond prices will fall; it will be longer if the analysis indicates the opposite trend--that rates will fall and prices will rise. The Fund may deviate up to two years from the bond market's average duration, although Lincoln Capital does not anticipate extending that far except in the most extreme circumstances.

     Lincoln Capital balances a combination of three key factors in its analysis of the future course of interest rates:


FACTOR                        INTEREST RATES TO RISE/    INTEREST RATES TO FALL/
                              BOND PRICES TO FALL        BOND PRICES TO RISE
--------------------------------------------------------------------------------
Pace of economic activity     Growing economy            Slowing economy
--------------------------------------------------------------------------------
U.S. monetary policy          Federal Reserve            Federal Reserve
                              raises interest rates      lowers interest rates
--------------------------------------------------------------------------------
Public's expectations         Rising inflation rate      Stable or slowing
for inflation                                            inflation rate
--------------------------------------------------------------------------------

[SIDENOTE]

     * DURATION MEASURES THE SENSITIVITY OF BOND PRICES TO CHANGES IN INTEREST RATES. THE LONGER THE DURATION OF A BOND, THE LONGER IT WILL TAKE TO REPAY THE PRINCIPAL AND INTEREST OBLIGATIONS AND THE MORE SENSITIVE IT IS TO CHANGES IN INTEREST RATES.

     * THE FUND'S DURATION FIGURE REPRESENTS A WEIGHTED AVERAGE. EVERY BOND THE FUND OWNS WILL NOT NECESSARILY HAVE THE SAME DURATION TO ACHIEVE A GIVEN DURATION TARGET. HOWEVER, THE WEIGHTED AVERAGE OF ALL THE BONDS IN THE FUND EQUALS THE DURATION TARGET. THAT MEANS SHORTENING OR LENGTHENING THE FUND'S DURATION WILL ONLY REQUIRE THE PURCHASE AND SALE OF A RELATIVELY SMALL AMOUNT OF BONDS.

                          ARIEL PREMIER BOND FUND-INSTITUTIONAL CLASS IN DEPTH

      SECTOR SELECTION
      The difference in interest paid on bonds in various sectors remains fairly constant. For example, when interest rates on Treasury bonds rise, rates on corporate bonds will generally rise by a similar amount. But, depending on outside economic influences, investor sentiment and the law of supply and demand, a sector may deviate from the norm. This deviation may offer an opportunity for the Fund to earn more than usual for bonds at a given level of risk. As Lincoln Capital monitors the bond market, it compares differences in sector interest rates with historical levels in an effort to profit from deviations.

      INDIVIDUAL ISSUE SELECTION
      When making investment decisions, Lincoln Capital examines the unique characteristics of each security. These include credit quality, maturity, issue structure and mortgage prepayment risks. Lincoln Capital seeks to assure that the Fund receives adequate compensation for the risk it is assuming and, if possible, seeks bonds that pay MORE than the prevailing rate of interest for the risks they involve.


PRINCIPAL INVESTMENTS

      The Fund may invest freely in U.S. Treasury bonds and bonds guaranteed by an agency of the federal government. In addition, the Fund may invest in investment-grade corporate bonds and corporate paper, and mortgage and other asset-backed bonds. All of these securities must be investment grade, with at least 80% of them ranking in the three highest GRADES* assigned by Standard & Poor's and Moody's.

[SIDENOTE]

* STANDARD & POOR'S RATES INVESTMENT-GRADE BONDS BBB OR HIGHER AND MOODY'S RATES THEM Baa OR HIGHER. S&P'S THREE HIGHEST GRADES ARE AAA, AA AND A; MOODY'S ARE Aaa, Aa AND A.

ARIEL PREMIER BOND FUND-
INSTITUTIONAL CLASS FINANCIAL
HIGHLIGHTS

     The table on the opposite page provides performance data for the Ariel Premier Bond Fund-Institutional Class for the past five years. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund. The returns assume all income and distributions earned were reinvested in the Fund. Ernst & Young LLP, the Fund's Independent Auditor, has audited this information. The Fund's financial statements are included in its Annual Report, which is available free of charge upon request.

                ARIEL PREMIER BOND FUND-INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS


ARIEL PREMIER BOND FUND-INSTITUTIONAL CLASS
APBFX (CUSIP #: 040337404)



                                   YEAR ENDED SEPTEMBER 30
--------------------------------------------------------------------------------------------------------------
                                               2000        1999       1998        1997         1996
--------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period             $9.91      $10.63      $10.30      $9.95       $10.00
--------------------------------------------------------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
--------------------------------------------------------------------------------------------------------------
  Net investment income                             0.60        0.57        0.61       0.52         0.43
--------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gains (losses)       (0.04)      (0.60)       0.40       0.37        (0.04)
  on investments                                    ----        ----        ----       ----         ----
--------------------------------------------------------------------------------------------------------------
  Total from investment operations                  0.56       (0.03)       1.01       0.89         0.39
--------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS:
--------------------------------------------------------------------------------------------------------------
  Dividends from net investment income             (0.60)      (0.57)      (0.61)     (0.52)       (0.43)
--------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                    -        (0.12)      (0.07)     (0.02)       (0.01)
                                                    ----        ----        ----       ----         ----
--------------------------------------------------------------------------------------------------------------
  Total distributions                              (0.60)      (0.69)      (0.68)     (0.54)       (0.44)
                                                    ----        ----        ----       ----         ----
--------------------------------------------------------------------------------------------------------------
  Net asset value, end of period                   $9.87       $9.91      $10.63     $10.30        $9.95
                                                   =====       =====      ======     ======        =====
--------------------------------------------------------------------------------------------------------------
  Total return                                      5.85%      (0.25)%     10.20%      9.26%        3.96%
--------------------------------------------------------------------------------------------------------------
  SUPPLEMENTAL DATA AND RATIOS:
--------------------------------------------------------------------------------------------------------------
  Net assets, end of period, in thousands       $167,717    $161,495    $149,977   $113,998      $15,367
--------------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net assets           0.45%       0.45%       0.45%      0.45%        0.48%
--------------------------------------------------------------------------------------------------------------
  Ratio of net investment income to                 6.10%       5.57%       5.86%      6.05%        5.85%
  average net assets
--------------------------------------------------------------------------------------------------------------
  Portfolio turnover rate                            492%        396%         60%       218%         423%
--------------------------------------------------------------------------------------------------------------

HOW THE ARIEL PREMIER BOND FUND IS
  ORGANIZED

BOARD OF TRUSTEES

     The Ariel Mutual Funds operate under the supervision of a Board of Trustees responsible to the shareholders of each Fund.
     The Trustees are:

     BERT N. MITCHELL, CPA
     Chairman, Mitchell & Titus, LLP
     HEADS NATION'S LARGEST MINORITY-OWNED ACCOUNTING FIRM; HOLDS B.B.A., M.B.A. AND HONORARY DOCTORATE FROM THE BARUCH SCHOOL OF BUSINESS OF THE CITY UNIVERSITY OF NEW YORK; SERVES ON THE BOARD OF BJ'S WHOLESALE CLUB, INC.; ACTIVE IN COMMUNITY AFFAIRS AND PHILANTHROPY.

     MARIO L. BAEZA, ESQ.
     Chairman and Chief Executive Officer
     TWC/Latin America Partners, L.L.C.
     REGARDED AS AN EXPERT ON LATIN AMERICAN PRIVATE EQUITY INVESTMENT, BUSINESS AND LEGAL ISSUES; HOLDS B.A. FROM CORNELL UNIVERSITY, J.D. FROM HARVARD LAW SCHOOL.

     JAMES W. COMPTON
     President and Chief Executive Officer
     Chicago Urban League
     HEADS CHICAGO URBAN LEAGUE, WHICH HAS WORKED TO ELIMINATE RACIAL DISCRIMINATION SINCE 1916; HOLDS B.A. FROM MOREHOUSE COLLEGE; SERVES ON THE BOARDS OF THE FIELD MUSEUM AND DEPAUL UNIVERSITY.

     WILLIAM C. DIETRICH, CPA
     Independent Financial Consultant
     PROVIDES SERVICES TO ENTREPRENEURIAL AND NON-PROFIT ORGANIZATIONS; HOLDS B.A. FROM GEORGETOWN UNIVERSITY; SERVES ON BOARD OF SHALEM INSTITUTE, AN INTERNATIONALLY KNOWN ECUMENICAL ORGANIZATION.

                                    HOW THE ARIEL PREMIER BOND FUND IS ORGANIZED

     ROYCE N. FLIPPIN, JR.
     President, Flippin Associates
     HEADS BROAD-BASED CONSULTING ORGANIZATION PROVIDING STRATEGIC AND IMPLEMENTATION SERVICES TO THE PUBLIC AND PRIVATE SECTORS; HOLDS A.B. FROM PRINCETON UNIVERSITY, M.B.A. FROM HARVARD BUSINESS SCHOOL.

     JOHN G. GUFFEY, JR.
     Treasurer and Director, Silby Guffey & Co., Inc.
     Director, Calvert Social Investment Foundation
     TREASURER AND DIRECTOR OF VENTURE CAPITAL FIRM SPECIALIZING IN THE HEALTHCARE AND ENVIRONMENTAL INDUSTRIES; HOLDS B.S. FROM THE WHARTON SCHOOL OF THE UNIVERSITY OF PENNSYLVANIA; SERVES ON BOARDS OF LOCAL AND NATIONAL NONPROFIT INSTITUTIONS.

     MELLODY L. HOBSON
     President
     Ariel Capital Management, Inc.
     HOLDS A.B. FROM PRINCETON UNIVERSITY'S WOODROW WILSON SCHOOL; DIRECTOR OF THE CHICAGO PUBLIC LIBRARY AND THE FIELD MUSEUM.

     CHRISTOPHER G. KENNEDY
     President and Director
     Merchandise Mart Properties, Inc.
     EXECUTIVE OF LEADING NATIONAL MANAGER OF COMMERCIAL REAL ESTATE; HOLDS B.A. FROM BOSTON COLLEGE, M.B.A. FROM NORTHWESTERN UNIVERSITY; ACTIVE IN COMMUNITY AFFAIRS.

     ERIC T. MCKISSACK, CFA
     Vice Chairman and Co-Chief Investment Officer
     Ariel Capital Management, Inc.
     HOLDS B.S. FROM THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY, M.B.A. FROM THE UNIVERSITY OF CALIFORNIA AT BERKELEY; VICE CHAIRMAN OF THE TRAVELERS & IMMIGRANTS AID/CHICAGO CONNECTION; SERVES ON SEVERAL BOARDS, INCLUDING THE ECONOMIC CLUB OF CHICAGO.

     JOHN W. ROGERS, JR.
     Chairman and Chief Executive Officer
     Ariel Capital Management, Inc.
     HOLDS AN A.B. FROM PRINCETON UNIVERSITY; SERVES ON SEVERAL BOARDS, INCLUDING THE CHICAGO URBAN LEAGUE, THE JOHN S. AND JAMES L. KNIGHT FOUNDATION AND BANK ONE CORPORATION.

HOW THE ARIEL PREMIER BOND FUND IS ORGANIZED

INVESTMENT ADVISER AND SUB-ADVISER

     Ariel Capital Management, Inc. is the investment adviser of the Ariel Premier Bond Fund. It is located at 200 East Randolph Drive, Suite 2900, Chicago, IL 60601 (Telephone: 312-726-0140 or 800-725-0140, web site:
     www.arielmutualfunds.com). With the approval of the Ariel Premier Bond Fund's Board of Trustees, Ariel Capital Management has appointed Lincoln Capital Management Company to act as Investment Sub-Adviser to the Fund. Subject to Ariel Capital Management's oversight, Lincoln Capital buys and sells securities for the Ariel Premier Bond Fund and conducts the research necessary to maintain the portfolio. Lincoln Capital is located at 200 South Wacker Drive, Chicago, IL 60606 (Telephone: 312-559-2880 or 800-764-9336).


PORTFOLIO MANAGER

     Lincoln Capital Management Company manages the Fund through a committee composed of five members:

     ANN H. BENJAMIN is a Principal in Portfolio Management. She has 20 years of investment experience. Ann earned a Bachelor's degree from Chatham College and holds a Master's degree from Carnegie Mellon University.

     ANDREW A. JOHNSON is a Principal and Executive Vice President in Portfolio Management. He has 12 years of investment experience. Andy holds both a Bachelor of Science and a Master of Science from the Illinois Institute of Technology. He also earned an M.B.A. from the University of Chicago.

                                    HOW THE ARIEL PREMIER BOND FUND IS ORGANIZED


     RICHARD W. KNEE is an Executive Vice President and Managing Director of the firm. He has 21 years of investment experience, 17 of them with Lincoln Capital. Rich earned a Bachelor of Business Administration from the University of Notre Dame and an M.B.A. from the University of California at Berkeley.

     PETER J. KNEZ is an Executive Vice President, Managing Director and the Director of Research. He holds a Ph.D. in Finance from the Wharton School of the University of Pennsylvania.

     KENNETH R. MEYER is Chairman, Chief Executive Officer and Managing Director of the firm. He has 33 years of investment experience, 20 of them with Lincoln Capital. Ken holds a Bachelor of Arts from the University of Notre Dame and an M.B.A. from the Wharton School of the University of Pennsylvania. He is a Director of Irish Life of North America and serves on the Arts and Letters Council of the University of Notre Dame and the Finance Council of the Archdiocese of Chicago.

HOW THE ARIEL PREMIER BOND FUND IS ORGANIZED

ADMINISTRATION

      Ariel Capital Management, Inc. is responsible for the administrative services of the Fund. These services include:

     -    opening shareholder accounts

     -    processing buy and sell orders for Fund shares

     - responding to shareholder requests for information on their accounts and on the Fund in general

     - preparing quarterly reports to shareholders detailing the Fund's strategies and performance

     -    preparing and distributing proxy materials to shareholders

     - marketing shares of the Fund through banks, brokers and other financial services firms under its wholly-owned subsidiary, Ariel Distributors, Inc.

     Ariel Capital Management has appointed an independent organization, SUNSTONE FINANCIAL GROUP, INC., to perform the day-to-day FUND ADMINISTRATION, TAX REPORTING SERVICES and BLUE SKY FILINGS, as well as to prepare reports for the Board of Trustees. STATE STREET BANK AND TRUST COMPANY is the Funds' TRANSFER AGENT, FUND ACCOUNTANT and CUSTODIAN. In this role, State Street prices the shares of the Fund daily, maintains shareholder records and oversees the payment of distributions to shareholders.

                                    HOW THE ARIEL PREMIER BOND FUND IS ORGANIZED



MANAGEMENT FEES
FOR FISCAL YEAR ENDED SEPTEMBER 30, 2000

     Ariel Capital Management, Inc. was paid as investment adviser at the annual rate of 0.35% of average daily net assets. For its administrative services, it was paid 0.10% of average daily net assets.

     Lincoln Capital Management Company was paid by Ariel Capital Management (not the Fund) for its services as sub-adviser at the annual rate of 0.21% of average daily net assets.


SHAREHOLDER STATEMENTS AND REPORTS

     To keep you informed about your investments, Ariel Mutual Funds sends you various account statements, including:

     -    confirmation statements that verify a buy or sell transaction

     -    quarter-end and year-end consolidated account statements

     -    quarterly, semi-annual and annual Ariel Mutual Funds reports

     - average costs statements for certain types of accounts that sold shares during the year

     Duplicate statements can be requested by visiting our web site at www.arielmutualfunds.com or by calling 1-800-292-7435. Historical account information can be obtained by calling 1-800-292-7435 or visiting our web site at www.arielmutualfunds.com.

MANAGING YOUR ARIEL
ACCOUNT


DOING BUSINESS WITH ARIEL
     Ariel Mutual Funds shareholder services representatives are available Monday through Friday (except holidays) from 8:00am to 5:00pm Central time. Our WEB SITE is available 24 hours a day, 7 days a week.

     ON THE WEB:
     www.arielmutualfunds.com

      BY PHONE:
      1-800-29-ARIEL (1-800-292-7435)

      IN WRITING:

      REGULAR MAIL:                   OVERNIGHT MAIL:
      STATE STREET BANK & Trust Co.   NFDS
      ATTN: ARIEL MUTUAL FUNDS        ATTN: ARIEL MUTUAL FUNDS
      P.O. BOX 219121                 330 WEST 9TH STREET, FLOOR 1
      KANSAS CITY, MO 64121-9121      KANSAS CITY, MO 64105
      (TELEPHONE: 816-843-9700)       (TELEPHONE: 816-843-9700)

MINIMUM INITIAL INVESTMENT
     The minimum initial investment in the Institutional Class is $1,000,000.

CHOICES FOR ACCOUNT REGISTRATION
      You can open a new account through one of the methods presented below.

      - BY MAIL:
        Send a completed application to:
        REGULAR MAIL:                     OVERNIGHT MAIL:
        State Street Bank & Trust Co.     NFDS
        Attn:  Ariel Mutual Funds         Attn:  Ariel Mutual Funds
        P.O. Box 219121                   330 West 9th Street, Floor 1
        Kansas City, MO  64121-9121       Kansas City, MO  64105
        (Telephone:  816-843-9700)        (Telephone:  816-843-9700)
      - BY WIRE:
        Call 1-800-292-7435 to obtain a prospectus and an
        account number, and wire your initial investment to:
        State Street Bank & Trust Co.       ABA# 101003621
        Attn:  Ariel Mutual Funds           Account# 7528205
        127 West 10th Street
        Kansas City, MO 64105

                                                     MANAGING YOUR ARIEL ACCOUNT


ADDING TO AN EXISTING ARIEL ACCOUNT

     Through your financial adviser, you may purchase additional shares via one of the methods presented below.

--------------------------------------------------------------------------------------------------------------
                       CONTACT US AT                      TO ENSURE YOUR CONVENIENCE
--------------------------------------------------------------------------------------------------------------
By mail                REGULAR MAIL:                      Make your check payable to Ariel Mutual Funds.
                       State Street Bank & Trust Co.      Send it along with the bottom of your most
                       Attn:  Ariel Mutual Funds          recent account statement, or with a note that
                       P.O. Box 219121                    includes the registered account name, account
                       Kansas City, MO  64121-9121        number and the name of the fund in which
                                                          you wish to invest.
                       OVERNIGHT MAIL:
                       NFDS
                       Attn:  Ariel Mutual Funds
                       330 West 9TH Street, Floor 1
                       Kansas City, MO  64105
                       (Telephone:  816-843-9700)
--------------------------------------------------------------------------------------------------------------

By wire                1-800-292-7435 to arrange          Provide our shareholder services representative
                       for this transaction, and wire     with your name and social security number, as
                       your investment to:                well as the name and address of the financial
                                                          institution wiring the money.
                       State Street Bank & Trust Co.
                       Attn:  Ariel Mutual Funds
                       127 West 10th Street
                       Kansas City, MO 64105
                       ABA# 101003621
                       Account# 7528205
--------------------------------------------------------------------------------------------------------------

PLEASE NOTE:
     - We calculate the number of shares you have purchased based on the net asset value of shares next computed after we receive your order.

     -    We can process purchase orders only in U.S. dollars drawn from U.S.
          banks.

     - We cannot accept cash, money orders, credit cards, credit card checks or third-party checks.

     - If payment for your check or telephone purchase order does not clear, Ariel will cancel your purchase and you will be liable for any losses or fees the Fund or its transfer agent incurs.

MANAGING YOUR ARIEL ACCOUNT

SELLING ARIEL MUTUAL FUND SHARES

     Through your financial adviser, you may sell shares via any of the methods presented below for all authorized accounts.

-----------------------------------------------------------------------------------------------------------
                           CONTACT US AT                    TO ENSURE YOUR CONVENIENCE
-----------------------------------------------------------------------------------------------------------
By wire                  1-800-292-7435 to arrange          Call or send us a letter with the account name
                         for this transaction               and number, as well as the number of shares
                                                            you wish to sell or the dollar amount you wish
                                                            to receive. WE WILL WIRE THE PROCEEDS TO THE
                                                            FINANCIAL INSTITUTION OF RECORD.

By mail                  REGULAR MAIL:                      Send us a letter with your account name,
                         State Street Bank & Trust Co.      account number and the number of shares
                         Attn:  Ariel Mutual Funds          you wish to sell or the dollar amount you wish
                         P.O. Box 219121                    to receive. A CHECK WILL BE SENT TO THE ADDRESS
                         Kansas City, MO  64121-9121        OF RECORD.

                         OVERNIGHT MAIL:
                         NFDS
                         Attn:  Ariel Mutual Funds
                         330 West 9th Street, Floor 1
                         Kansas City, MO  64105
                         (Telephone:  816-843-9700)
-----------------------------------------------------------------------------------------------------------

By phone                 1-800-292-7435 to arrange          Provide our shareholder services representative
                         for this transaction               with your name, social security number and
                                                            account number.
-----------------------------------------------------------------------------------------------------------

PLEASE NOTE:

     - You may sell all or any portion of your Ariel Premier Bond Fund shares on any day the New York Stock Exchange is open, plus Columbus Day and Veterans' Day.

     -    We must receive your sell request before New York Stock Exchange
          (NYSE) Closing Time (normally 3:00pm Central Time) in order for you to receive that day's closing price. If we receive your request after Closing Time, we will process your sell request at the NAV next calculated on the following business day.

     - We normally send the proceeds of your sale to you the next business day except, as noted, in the case of shares purchased by mail or through Automatic Investment.

                                                     MANAGING YOUR ARIEL ACCOUNT

          However, if we feel the sale may adversely affect the operation of the Fund, we may take up to seven days to send your proceeds.


     - We only honor telephone sales requests up to $100,000. We require a signature guarantee if you want to sell more than $100,000 in shares.

     - We either send proceeds of such sales to the registered address of the account or we require a signature guarantee if you instruct us to make payment to anyone other than the shareholder of record at the address on file for your account. Any changed address must be on file with us for no less than 60 days.

     -    We may charge a $10 fee to process wire sales.

     - If a sale or transfer of shares reduces the value of your account below $1,000,000, we reserve the right to close your account and send you the proceeds with 30 days' written notice. Ariel will redeem your shares at the NAV calculated on the day your account is closed.

     - Qualified broker-dealers may charge a fee for processing a sale or purchase.

     - We reserve the right to pay redemptions in the Ariel Premier Bond Fund in kind (marketable portfolio securities).

SHAREHOLDER SERVICES

     CONFIRMING YOUR TRANSACTIONS
     We will send you a written confirmation of every purchase and sale. Please review the confirmation for accuracy.

     SECURING YOUR TELEPHONE ORDERS
     Ariel will take all reasonable precautions to ensure that your telephone transactions are authentic, including tape-recording your instructions. We cannot, however, be held liable for executing instructions we reasonably believe to be genuine.

MANAGING YOUR ARIEL ACCOUNT



     EXCHANGING SHARES
     You may exchange the shares of any Ariel Mutual Fund you own for shares of any of the other Ariel Mutual Funds. Also, you may exchange your shares for shares of SSgA Money Market Fund. As long as you meet the required minimum for each fund, you do not have to pay for the exchange. You should read the prospectus for any new fund in which you invest. You can obtain prospectuses by calling 1-800-29-ARIEL (1-800-292-7435) or by visiting our web site at www.arielmutualfunds.com.

     PLEASE NOTE:

     - To switch shares from one Ariel account to another Ariel account, call 1-800-292-7435.

     - Each exchange represents both a sale and a purchase of Fund shares. Therefore, you may incur a gain or loss for income tax purposes on any exchange.

     - Shares purchased through exchange must be registered in the current account name with the same social security or taxpayer identification number.

     - If you are authorized for telephone transactions and you provide the proper information to an agent of your choice, your agent can also make telephone exchanges on your behalf.

     - You must allow at least 24 hours to make a second exchange between any one pair of Ariel Mutual Funds.

     -    We must receive your exchange request before New York Stock Exchange
          (NYSE) Closing Time (normally 3:00pm Central time) in order for you to receive that day's closing price. If we receive your request after Closing Time, we will process your exchange at the NAV next calculated on the following business day.

     Ariel Mutual Funds has the right to revoke or modify your exchange privilege with 60 days' written notice, or with no notice on evidence of disruptive or excessive exchanging of shares. Excessive trading can hurt Fund performance and shareholders.

                                                     MANAGING YOUR ARIEL ACCOUNT



CALCULATING THE FUND'S SHARE PRICES

     We calculate the price of the Fund's shares at net asset value (NAV) as of the close of regular trading on the New York Stock Exchange (normally 3:00pm Central time) every day the Exchange is OPEN FOR BUSINESS.* The NAV is computed by subtracting the fund's liabilities from the total value of its assets (i.e., the market value of the securities it holds plus its cash reserves) and dividing the result by the number of shares outstanding.

     The securities held in the Fund's portfolio are generally valued at their market prices. In cases when price quotes for a particular security are not readily available or the quote is determined not to represent a fair value, we calculate a fair value of the security under procedures established by the Board of Trustees.

DISTRIBUTIONS

     Net investment income accrues daily and is paid monthly. Net capital gains are distributed at the end of the year. Unless otherwise instructed, we reinvest these distributions in additional shares at the share price computed on the day of the distribution. You may, however, choose to have dividends or capital gain distributions totaling more than $10 paid out in cash. To do so, you must notify Ariel Mutual Funds in writing 10 days prior to the payment date. Please refer to the mailing address on page 18.

TAXES

      The tax status of your distributions from a Fund does not depend on whether you reinvest them or take them in cash, nor does it depend on how long you have owned your shares. Rather, income and short-term capital gains distributions are taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains and different tax rates apply for these distributions.

[SIDENOTE]

     * THE EXCHANGE IS NORMALLY OPEN FOR BUSINESS EVERY WEEK, MONDAY THROUGH FRIDAY, EXCEPT WHEN THE FOLLOWING HOLIDAYS ARE CELEBRATED: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY. ARIEL MAY SUSPEND REDEMPTIONS OR POSTPONE PAYMENT DATES ON DAYS WHEN THE NYSE IS CLOSED (OTHER THAN WEEKENDS AND HOLIDAYS), WHEN TRADING IS RESTRICTED OR AS PERMITTED BY THE SEC.

     * TAX LAWS ARE SUBJECT TO CHANGE. WE RECOMMEND CONSULTING YOUR TAX ADVISOR ABOUT YOUR PARTICULAR TAX SITUATION UNDER THE CURRENT LAWS.

MANAGING YOUR ARIEL ACCOUNT

     Every January, Ariel will send you and the IRS a statement called Form 1099-DIV; this form will show the amount of each taxable distribution you received from the previous year. If the total distributions you received for the year are less than $10, you may not receive a 1099.

     If you sell shares you have held for a year or longer, any gain or loss is treated as a capital gain or loss. If you sell shares within one year of purchase, any gains are treated as ordinary income and losses are subject to special rules.

PRIVACY NOTICE

     We collect information about you from your account application and other forms that you deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our Funds, to open an account for you or to process a transaction. In order to service your account and effect your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We also may provide your name and address to one of our agents for the purpose of mailing your account statement and other information about our products and services to you. We require these outside firms, organizations or individuals to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations or individuals except in furtherance of our business relationship with you, or as otherwise allowed by the law.

     We will only share information about you with those employees who will be working with us to provide our products and services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

[ARIEL MUTUAL FUNDS LOGO]

     Additional information about Ariel Mutual Fund investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected their performance during the last fiscal year.

     You can find more detailed information about the Ariel Mutual Funds in the current Statements of Additional Information, dated February 1, 2001, which we have filed electronically with the Securities and Exchange Commission
     (SEC) and which are incorporated by reference into this Prospectus. To receive your free copy of a Statement of Additional Information, or any of the annual or semiannual reports, or if you have questions about investing in the Funds, contact us at:

     ARIEL MUTUAL FUNDS
     P.O. BOX 219121
     KANSAS CITY, MO 64121-9121
     1-800-29-ARIEL (1-800-292-7435)
     www.arielmutualfunds.com

     You can find reports and other information about the Funds on the SEC Website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, DC 20549-6009. Information about the Funds, including their Statements of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. For information on the Public Reference Room, call the SEC at 1-800-SEC-0330.


                                                   [ARIEL MUTUAL FUNDS LOGO]-SM-
                                                              Ariel Mutual Funds
                                        Investment Company Act File No. 811-4786
                                                        Inst. Bond Pro. 2-1-2001

                             ARIEL INVESTMENT TRUST
              STATEMENT OF ADDITIONAL INFORMATION--FEBRUARY 1, 2001
                             ARIEL APPRECIATION FUND
                                 AND ARIEL FUND
                             200 East Randolph Drive
                                   Suite 2900
                             Chicago, Illinois 60601
                         1-800-29-ARIEL (1-800-292-7435)
                            www.arielmutualfunds.com



      Ariel Appreciation Fund ("Appreciation Fund") and Ariel Fund ("Ariel Fund") (collectively, the "Ariel Mutual Funds", the "Funds") are series of Ariel Growth Fund, doing business as Ariel Investment Trust (the "Trust").

      The Trust's audited financial statements included in the Annual Report to Shareholders for the Funds dated September 30, 2000 are expressly incorporated herein by reference and made a part of this Statement of Additional Information. Copies of the Annual Report may be obtained free of charge by writing or calling the Funds.

      THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS BUT PROVIDES INFORMATION THAT SHOULD BE READ IN CONJUNCTION WITH THE FUNDS' PROSPECTUS DATED FEBRUARY 1, 2001 AND ANY SUPPLEMENT THERETO, WHICH MAY BE OBTAINED FREE OF CHARGE BY WRITING OR CALLING THE FUNDS.

                                TABLE OF CONTENTS

GENERAL INFORMATION........................................................2
INVESTMENT RESTRICTIONS....................................................2
INVESTMENT STRATEGIES AND RISKS............................................4
TOTAL RETURN AND OTHER PERFORMANCE INFORMATION.............................6
TOTAL RETURN...............................................................7
DIVIDENDS, CAPITAL GAINS AND TAXES.........................................8
PURCHASING, EXCHANGING, AND REDEEMING SHARES..............................10
PRICING SHARES............................................................17
INVESTMENT ADVISER AND SERVICES ADMINISTRATOR.............................18
METHOD OF DISTRIBUTION....................................................19
TRANSFER AGENT AND CUSTODIAN..............................................21
PORTFOLIO TRANSACTIONS....................................................21
INDEPENDENT AUDITORS......................................................21
TRUSTEES AND OFFICERS.....................................................22
COMPENSATION SCHEDULE.....................................................23
SIGNIFICANT SHAREHOLDERS..................................................24
APPENDIX..................................................................25

                               GENERAL INFORMATION

      The Ariel Fund and the Ariel Appreciation Fund are series of Ariel Growth Fund (doing business as Ariel Investment Trust), an open-end, diversified management investment company organized as a serial Massachusetts business trust on April 1, 1986. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The shareholders of a Massachusetts business trust might, however, under certain circumstances, be held personally liable as partners for its obligations. The Declaration of Trust provides for indemnification and reimbursement of expenses out of Trust assets for any shareholder held personally liable for obligations of the Trust. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Trust itself is unable to meet its obligations.

      Each share of each series of the Trust represents an equal proportionate interest in that series and is entitled to such dividends and distributions out of the income belonging to such shares as declared by the Board. Upon any liquidation of the Trust, shareholders are entitled to share pro rata in the net assets belonging to that series available for distribution.

      The Prospectus and this Statement of Additional Information do not contain all the information in the Funds' registration statement. The registration statement is on file with the Securities and Exchange Commission and is available to the public.

                             INVESTMENT RESTRICTIONS

      The Trust has adopted the following investment restrictions as fundamental policies. These restrictions cannot be changed as to a Fund without the approval of the holders of a majority of the outstanding shares of the Fund. As defined in the Investment Company Act of 1940, this means the lesser of the vote of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. Shares have equal rights as to voting.

A Fund may not:

      (1) Purchase securities of any issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in securities of such issuer.

      (2) Concentrate more than 25% of the value of its total assets in any one industry; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies and instrumentalities.

      (3) Purchase more than 10% of the outstanding voting securities of any issuer.

      (4) Make loans (other than loans of its portfolio securities, loans through the purchase of money market instruments and repurchase agreements, or loans through the purchase of bonds, debentures or other debt securities of the types commonly offered privately and purchased by financial institutions). The purchase of a portion of an issue of publicly distributed debt obligations shall not constitute the making of loans. (See also "Additional Information about Lending Securities and Repurchase Agreements -- Loans of Portfolio Securities.")

      (5)  Underwrite the securities of other issuers.

      (6) Purchase securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market or which are repurchase agreements not terminable within seven days if at the time of purchase more than 5% of the Appreciation Fund's total assets or 10% of the Ariel Fund's total assets would be so invested.

      (7) Purchase from or sell to any of the Fund's officers or trustees, or firms of which any of them are members, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions.

      (8) Issue senior securities or borrow money, except from banks as a temporary measure for extraordinary or emergency purposes and then only in an amount up to 10% of the value of its total assets in order to meet redemption requests without immediately selling portfolio securities. In order to secure any such bank borrowings under this section, the Fund may pledge, mortgage or hypothecate the Fund's assets and then in an amount not greater than 15% of the value of its total assets. The Fund will not borrow for leverage purposes and investment securities will not be purchased while any borrowings are outstanding.

      (9) Make short sales of securities, purchase any securities on margin, or invest in warrants or commodities.

      (10) Write, purchase or sell puts, calls, straddles or spreads, or combinations thereof.

      (11) Purchase or retain the securities of any issuer if any officer or trustee of the Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and if together such individuals own more than 5% of the securities of such issuer.

      (12) Invest for the purpose of exercising control or management of another issuer.

      (13) Invest in real estate or real estate limited partnerships, although it may invest in securities which are secured by real estate or real estate mortgages and may invest in the securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages.

      (14) Invest in interests in oil, gas, or other mineral exploration or development programs, although it may invest in securities of issuers which invest in or sponsor such programs.

      (15) Purchase the securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

      (16) Purchase the securities of companies which have a record of less than three years' continuous operation if, as a result, more than 5% of the value of the Fund's assets would be invested in securities of such issuer.

      (17)  Engage in arbitrage transactions.

      Restrictions apply as of the time of the transaction entered into by a Fund without regard to later changes in the value of any portfolio security or the assets of the Fund.

                         INVESTMENT STRATEGIES AND RISKS

      Although there is no predetermined percentage of assets to be invested in stocks, bonds, or money market instruments, each Stock Fund will normally invest its assets in equity securities. Such securities will include common stocks, convertible debt securities and preferred stocks. On occasion, however, the Funds may invest in debt obligations or fixed-income obligations, such as money market instruments. Securities may be purchased subject to repurchase agreements with recognized securities dealers and banks.

DEBT OBLIGATIONS

      Debt obligations in which the Funds may invest may be long-term, intermediate-term, short-term or any combination thereof, depending on the Adviser's evaluation of current and anticipated market patterns and trends. Such debt obligations consist of the following: corporate obligations which at the date of investment are rated within the four highest grades established by Moody's Investors Services, Inc. (Aaa, Aa, A, or Baa), or by Standard & Poor's Corporation (AAA, AA, A, or BBB), or, if not rated, are of comparable quality as determined by the Adviser (bonds rated Baa or BBB are considered medium grade obligations and have speculative characteristics); obligations issued or guaranteed as to principal by the United States Government or its agencies or instrumentalities; certificates of deposit, time deposits, and bankers' acceptances of U.S. banks and their branches located outside the U.S. and of U.S. branches of foreign banks, provided that the bank has total assets of at least one billion dollars or the equivalent in other currencies; commercial paper which at the date of investment is rated A-2 or better by Standard & Poor's, Prime-2 or better by Moody's or, if not rated, is of comparable quality as determined by the Adviser; and any of the above securities subject to repurchase agreements with recognized securities dealers and banks. In the event any debt obligation held by a Stock Fund is downgraded below the lowest permissible grade, the Stock Fund is not required to sell the security, but the Adviser will consider the downgrade in determining whether to hold the security. In any event, a Stock Fund will not purchase or, if downgraded, continue to hold debt obligations rated below the lowest permissible grade if more than 5% of such Stock Fund's net assets would be invested in such debt obligations (including, for the purpose of this limitation, convertible debt securities rated below Baa or BBB, or if unrated, of comparable quality).

THE FUNDS MAY LEND THEIR PORTFOLIO SECURITIES

      Securities of a Fund may be loaned to member firms of the New York Stock Exchange and commercial banks with assets of one billion dollars or more. Any such loans must be secured continuously in the form of cash or cash equivalents, such as U.S. Treasury bills. The amount of the collateral must, on a current basis, equal or exceed the market value of the loaned securities, and the loan must be terminable upon notice, at any time. The Trust will exercise its right to terminate a securities loan in order to preserve its right to vote upon matters of importance affecting holders of the securities. A Fund may make a securities loan if the value of the securities loaned from the Fund will not exceed 10% of the Fund's assets. However, as a matter of non-fundamental policy, such loan is not made if it would cause more than 5% of net assets of a Fund to be subject to such loans.

      The advantage of such loans would be that the Fund continues to receive the equivalent of the interest earned or dividends paid by the issuer on the loaned securities while at the same time earning interest on the cash or equivalent collateral.

      Securities loans would be made to broker-dealers and other financial institutions to facilitate their deliveries of such securities. As with any extension of credit there may be risks of delay in recovery and possibly loss of rights in the loaned securities should the borrower of the loaned securities fail financially. However, loans will be made only to those firms that Ariel Capital Management, Inc. (the "Adviser") deems creditworthy and only on such terms as the Adviser believes should compensate for such risk. On termination of the loan the borrower is obligated to return the securities to the Fund; any gain or loss in the market value of the security during the loan period will inure to the Fund. Custodial fees may be paid in connection with the loan.

BORROWING

      The Funds may not borrow money, except temporarily for emergency purposes in an amount not exceeding 10% of total assets in order to meet redemption requests without immediately selling portfolio securities.

ILLIQUID SECURITIES

      The Funds will not purchase illiquid securities if such a purchase would cause more than 10% of the Ariel Fund's total assets, or 5% of the Appreciation Fund's total assets, to be invested in such securities.

REPURCHASE AGREEMENTS

      A Fund may purchase securities subject to repurchase agreements. Repurchase agreements are transactions in which a person purchases a security and simultaneously commits to resell that security to the seller at a mutually agreed upon time and price. The seller's obligation is secured by the underlying security. The repurchase price reflects the initial purchase price plus an agreed upon market rate of interest. While the underlying security may bear a maturity in excess of one year, the term of the repurchase agreement is always less than one year. Repurchase agreements not terminable within seven days will be limited to no more than 5% of a Fund's assets. Repurchase agreements are short-term money market investments, designed to generate current income.

      A Fund will only engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Adviser.

      A Fund will only engage in repurchase agreements reasonably designed to secure fully, during the term of the agreement, the seller's obligation to repurchase the underlying security and will monitor the market value of the underlying security during the term of the agreement. If the value of the underlying security declines and is not at least equal to the repurchase price due to the Fund pursuant to the agreement, the Fund will require the seller to pledge additional securities or cash to secure the seller's obligations pursuant to the agreement. If the seller defaults on its obligation to repurchase and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the underlying security.

INVESTMENT DIVERSIFICATION AND CONCENTRATION

      The Funds will not purchase the security of any issuer (other than cash items or U.S. Government Securities) if such purchase would cause a Stock Fund's holdings of that issuer to amount to more than 5% of the Fund's total assets at the time of purchase.

      The Funds will not concentrate 25% or more of their respective total assets in any one industry. U.S. Government Securities are not subject to this limitation.

                 TOTAL RETURN AND OTHER PERFORMANCE INFORMATION

      The Funds may advertise total returns which are based on historical results and are not intended to indicate future performance.

      TOTAL RETURN. A total returns is a change in the value of an investment during the stated period, assuming all dividends and capital gain distributions are reinvested. A cumulative total return reflects performance over a stated period of time. An average annual total return is the hypothetical annual compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period. Because average annual returns tend to smooth out variations in the returns, you should recognize that they are not the same as actual year-by-year results. In addition to advertising average annual returns for the required standard periods, such returns may be quoted for other periods, including periods of less than one year. Further information about each Fund's performance is contained in the Annual Report to Shareholders, which may be obtained from the Funds without charge.

      The Funds also may provide current distribution information to their shareholders in shareholder reports or other shareholder communications or in certain types of sales literature provided to prospective investors. Current distribution information for the Funds will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by the net asset value per share on the last day of the period and annualized. Current distribution rates differ from standardized yield rates in that they represent what a Fund has declared and paid to shareholders as of the end of a specified period rather than a Fund's actual net investment income for that period.

      From time to time information is provided about the performance of the Funds including, but not limited to, comparative performance data and rankings as well as other measures of performance. This information may include comparisons to other investments and unmanaged market indices or averages. Such information may be taken from organizations such as Lipper Analytical Services and Morningstar as well as other business and financial organizations.

                                  TOTAL RETURN

      Average annual total return is computed according to the following formula:
                                         n
                                 P(1 + T)  = ERV

where P = the amount of an assumed initial investment in shares of a Fund (less the maximum sales charge, if any, during the period); T = average annual total return; n = the number of years from initial investment to the end of the period; and ERV = the ending redeemable value of shares held at the end of the period.

      Average Annual total returns for each of the Fund's shares for the periods indicated are as follows:


                    ARIEL FUND

PERIODS ENDED SEPTEMBER 30, 2000                   AVERAGE ANNUAL TOTAL RETURN

One year                                                    13.63%
Five years                                                  15.75%
Ten years                                                   15.15%
From inception (November 6, 1986)                           13.91%

                ARIEL APPRECIATION FUND

PERIODS ENDED SEPTEMBER 30, 2000                   AVERAGE ANNUAL TOTAL RETURN

One year                                                    10.35%
Five years                                                  17.84%
Ten years                                                   16.33%
From inception (December 1, 1989)                           13.42%

      Total return may be advertised for other periods, such as by quarter, or cumulatively for more than one year.

      Total return, like net asset value per share, fluctuates in response to changes in market conditions. Performance for any particular time period is historical in nature and is not intended and should not be considered to be an indication of future return.

                       DIVIDENDS, CAPITAL GAINS AND TAXES

      The tax discussion in this section is not intended as a complete or definitive discussion of the tax effects of investment in the Funds. Each investor should consult his or her own tax adviser regarding the effect of federal, state and local taxes related to ownership, exchange or sale of Fund shares.

      Each year, the Funds distribute substantially all of their net investment income and capital gains to shareholders.

      The Funds intend to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended (the "Code"). As such, the Funds generally will not pay Federal income tax on the income and gains they pay as dividends to their shareholders. In order to avoid a 4% Federal excise tax, the Funds intend to distribute each year substantially all of their net income and gains.

      Dividends from net investment income are declared and paid annually. Net investment income consists of the interest income, net short-term capital gains, if any, and dividends declared and received on investments, less expenses. Distributions of net short-term capital gains (treated as dividends for tax purposes) and net long-term capital gains, if any, are normally declared and paid by the Funds once a year.

DIVIDEND AND DISTRIBUTION PAYMENT OPTIONS

      Dividends and any distributions from the Funds are automatically reinvested in the Funds at net asset value, unless you elect to have the dividends of $10 or more paid in cash. If you elect to have dividends and/or distributions paid in cash, and the U.S. Postal Service cannot deliver the check, or if it remains uncashed for six months, it, as well as future dividends and distributions, will be reinvested in additional shares.

TAXES ON DISTRIBUTIONS

      Distributions are subject to federal income tax, and may also be subject to state or local taxes. Distributions are taxable when they are paid, whether they are received in cash, or reinvested. However, distributions declared in December and paid in January are taxable as if they were paid on December 31 of the year they were declared. For federal tax purposes, the Funds' income and short-term capital gain distributions are taxed as dividends; long-term capital gain distributions are taxed as long-term capital gains. Some dividends may be exempt from state or local income tax as income derived from U.S. Government Securities. You should consult your tax adviser on the taxability of your distributions.

"BUYING A DIVIDEND"

      At the time of purchase, the share price of a Fund may reflect undistributed income or capital gains. Any income or capital gains from these amounts which are later distributed to you are fully taxable. On the record date of a distribution, the Fund's share value is reduced by the amount of the distribution. If you buy shares just before the record date ("buying a dividend") you will pay the full price for the shares and then receive a portion of this price back as a taxable distribution.

YOU MAY REALIZE A CAPITAL GAIN OR LOSS WHEN YOU SELL OR EXCHANGE SHARES

      If you sell your shares or exchange them for shares of another fund, you will have a short or long-term capital gain or loss, depending on how long you owned the shares which were sold or exchanged. However, the Trust believes that an exchange between classes of the same fund is non-taxable. In January, you will be sent a form indicating the proceeds from all sales, including exchanges. You should keep your annual year-end account statements to determine the cost (basis) of the shares to report on your tax returns.

      The Trust is required to withhold 31% of any dividends (including long-term capital gain dividends) paid and 31% of each redemption transaction, if:
(a) the shareholder's social security number or other taxpayer identification number ("TIN") is not provided or an obviously incorrect TIN is provided; (b) the shareholder does not certify under penalty of perjury that the TIN provided is the shareholder's correct TIN and that the shareholder is not subject to backup withholding under section 3406(a)(1)(C) of the Internal Revenue Code because of under reporting (however, failure to provide certification as to the application of section 3406(a)(1)(C) will result only in backup withholding on dividends, not on redemptions); or (c) the Fund is notified by the Internal Revenue Service that the TIN provided by the shareholder is incorrect or that there has been under reporting of interest or dividends by the shareholder. Affected shareholders will receive statements at least annually specifying the amount withheld.

      In addition, the Trust is required under the broker reporting provisions of the Code to report to the Internal Revenue Service the following information with respect to each redemption transaction: (a) the shareholder's name, address, account number and taxpayer identification number; (b) the total dollar value of the redemptions; and (c) each Fund's identifying CUSIP number.

      Certain shareholders are, however, exempt from the backup withholding and broker reporting requirements. Exempt shareholders include: corporations; financial institutions; tax-exempt organizations; individual retirement plans; the U.S., a State, the District of Columbia, a U.S. possession, a foreign government, an international organization, or any political subdivision, agency or instrumentality of any of the foregoing; U.S. registered commodities or securities dealers; real estate investment trusts; registered investment companies; bank common trust funds; certain charitable trusts; foreign central banks of issue. Non-resident aliens also are generally not subject to either requirement but, along with certain foreign partnerships and foreign corporations, may instead be subject to withholding under Section 1441 of the Code. Shareholders claiming exemption from backup withholding and broker reporting should call or write the Trust for further information.

      The Trust intends to operate each Fund to qualify as a "regulated investment company" under Subchapter M of the Code. By so qualifying, a Fund will not be subject to federal income taxes to the extent its earnings are distributed. The Trust also intends to manage the Funds so they are not subject to the excise tax imposed by the Tax Reform Act of 1986 (the "Act").

                  PURCHASING, EXCHANGING, AND REDEEMING SHARES

INITIAL PURCHASES

      The minimum initial investment for each of the Funds is $1,000, or $250 for retirement accounts, unless you participate in an automatic investment plan, in which case there is a $50 minimum per investment.

      You may be asked to return a completed and signed application for each new account you open. An account application accompanies the Prospectus and is also available online at www.arielmutualfunds.com. Additional forms may be required from corporations, associations and certain financial institutions. If you have any questions or need additional applications, call 1-800-29-ARIEL (1-800-292-7435) or visit our website at www.arielmutualfunds.com.

BY MAIL

      To purchase shares by mail, please make your check payable to ARIEL MUTUAL FUNDS and mail it with an application, indicating which of the Ariel Mutual Funds you would like to buy, to:

                               Ariel Mutual Funds
                               P.O. Box 219121
                               Kansas City, Missouri 64121-9121

      All purchases made by check should be in U.S. dollars and made payable to the ARIEL MUTUAL FUNDS. Third party checks, except those payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership), credit cards, money orders and cash will not be accepted. When purchases are made by check or periodic automatic investment, proceeds from the redemption of such shares will not be sent to you until the purchase check has cleared, which normally takes 15 calendar days.

VIA THE INTERNET

      Visit the Ariel Mutual Funds web site at www.arielmutualfunds.com and follow the instructions presented on the screen. Please note that payment for shares purchased through our web site may be made only through an ACH (Automated Clearing House) debit of your bank account.

BY WIRE

      You may also purchase shares by bank wire. Just call us at 1-800-29-ARIEL (1-800-292-7435) and we will ask you your name, address, social security or tax identification number, the amount of your investment, the name of the Ariel Mutual Fund in which you wish to invest as well as the name and address of the financial institution that will be wiring your investment to the Fund. We will immediately give you an account number and you may then have your financial institution wire federal funds to the Custodian with the following instructions:

                               Ariel Mutual Funds
                               c/o State Street Bank
                               127 West 10th Street
                               Kansas City, MO 64105
                               ABA #101003621
                               Account No. 7528205

                               The name of the Ariel Mutual Fund(s) and the class in which you wish to invest
                               Your shareholder account number
                               The name in which your account is registered

We accept wires at no charge. However, your bank may charge you for this service.

BY QUALIFIED DEALER

      Shares of the Funds may be purchased directly from the Ariel Mutual Funds or through certain financial institutions, brokers or dealers which have a sales agreement with Ariel Distributors, Inc. ("Qualified Dealer"). Shares purchased through a Qualified Dealer may be subject to administrative charges or transaction fees.

SUBSEQUENT PURCHASES

      You may make subsequent investments in the minimum amount of $50. To invest directly by bank wire, follow the instructions as shown above for initial investments, except that there is no need to call us first. Just contact your financial institution.

      To add to your account by mail, please send your check or money order payable to ARIEL MUTUAL FUNDS with the detachable stub from the bottom of your most recent account statement, or drop us a note that includes the registered account name, account number, the name of the Fund and amount you wish to invest. Please remember that subsequent purchases should be sent to:

                               Ariel Mutual Funds
                               P.O. Box 219121
                               Kansas City, Missouri 64121-9121


      To add to your account via the internet (www.arielmutualfunds.com) you need your active Ariel account number and your social security or tax identification number to establish a personal identification number (PIN) and initiate the transaction.


AUTOMATIC INVESTING THROUGH YOUR BANK ACCOUNT OR PAYCHECK

      You may arrange for automatic investing whereby the Custodian, State Street Bank and Trust Company, will be authorized to initiate a debit to your bank account or a paycheck for a specific amount (minimum $50) to be used to purchase shares of the Fund(s) on a periodic basis

(e.g., monthly, quarterly, etc.). You will receive a confirmation outlining all of your transactions every quarter and each debit should be reflected on your bank statement or pay stub. You may terminate the plan at any time and we may modify or terminate the plan at any time. If, however, you terminate an automatic investment plan with an account balance of less than $1,000, we reserve the right to close your account. See "Redeeming Shares - Other Information About Redemptions." If you desire to utilize this automatic investment option, please indicate your intention to do so when opening an account.

      Please note that each time an automatic investment is rejected, you will be charged a $10 fee plus any costs incurred by the Funds. After two successive attempts to purchase funds through the automatic investment program have been rejected, your account will be removed from this program.

PURCHASING THROUGH RETIREMENT PLANS

      Contact the Adviser for complete information kits discussing the plans and their benefits, provisions and fees.

      You may establish your new account under one of several tax-deferred plans. These plans let you invest for retirement and shelter your investment income from current taxes. Before opening a retirement account, consult your tax advisory to determine which options are best suited to your needs. The Adviser may determine from time to time to waive the annual fee for IRA accounts.

      - Individual Retirement Accounts (IRAs): available to anyone who has earned income. Earnings grow on a tax-deferred basis and contributions may be fully or partially deductible for certain individuals. You may also be able to make investments in the name of your spouse, if your spouse has no earned income.

      - Roth IRAs: available to anyone who has earned income below a certain limit. Earnings grow tax-deferred and can be withdrawn tax-free at retirement if underlying contributions are held for at least five years.

      - Education IRAs: available to families with children under 18 to help pay for qualified higher education expenses. Certain income limits apply.

      - Qualified Profit-Sharing and Money-Purchase Plans: available to self-employed people and their partners, or to corporations and their employees.

      - Simplified Employee Pension Plan (SEP-IRA): available to self-employed people and their partners, or to corporations.

      - 403(b)(7) Custodial Accounts: available to employees of most non-profit organizations and public schools and universities.

WHEN YOUR ACCOUNT WILL BE CREDITED

      Your purchase will be processed at the next offering price based on the net asset value next calculated after your order is received and accepted. Such calculation is made at the close of regular session trading on the New York Stock Exchange, which is usually 3:00 p.m. Central time. All your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash will be accepted. The Funds reserve the right to suspend the offering of shares for a period of time or to reject any specific purchase order. If your check does not clear, or your automatic investment is rejected, your purchase will be canceled and you will be charged a $10 fee plus costs incurred by the Funds. When you purchase by check, the Funds can hold payment on redemptions until they are reasonably satisfied that the investment is collected (normally up to 15 calendar days from the purchase date). To avoid this collection period, you can wire federal funds from your bank, which may charge you a fee.

      Certain financial institutions or broker-dealers which have entered into a sales agreement with the Distributor may enter confirmed purchase orders on behalf of customers by phone, with payment to follow within a number of days of the order as specified by the program. If payment is not received in the time specified, the financial institution could be liable for resulting fees or losses. State securities laws may require such firms to be licensed as securities dealers in order to sell shares of the Funds.

OTHER INFORMATION ABOUT PURCHASING SHARES

      Although there is no sales charge imposed by the Funds when you purchase shares directly, certain Qualified Dealers may impose charges for their services, and such charges may constitute a significant portion of a smaller account.

HOW TO EXCHANGE SHARES

      You may exchange your shares in each Fund for shares of the other Ariel Mutual Funds at no additional charge as long as your total investment in each class or Fund meets the minimum investment required for that class or Fund.

      You may also exchange your shares in any Ariel Mutual Fund for shares of the SSgA Money Market Fund at no additional charge as long as your total investment meets any required minimum. This exchange privilege is a convenient way to buy shares in a money market fund in order to respond to changes in your goals or in market conditions. This money market fund is managed by State Street Bank and Trust Company.

      Before exchanging your shares into shares of the Ariel Premier Bond Fund or shares of the SSgA Money Market Fund, read the applicable prospectus. To obtain a prospectus for any of these funds, call 1-800-29-ARIEL
(1-800-292-7435).

BY MAIL

      To exchange your shares of a Fund into shares of one of the other Ariel Mutual Funds or the SSgA Money Market Fund, just send a written request to:

                                Ariel Mutual Funds
                                P.O. Box 219121
                                Kansas City, Missouri 64121-9121

This request should include your name, account number, the name of the Fund you currently own, the name of the Fund, one of the Ariel Mutual Funds or the SSgA Money Market Fund, you wish to exchange into and the dollar amount or number of shares you wish to exchange. Please remember that you cannot place any conditions on your request.

VIA THE INTERNET

      Visit the Ariel Mutual Funds website at www.arielmutualfunds.com and follow the instructions presented on the screen.

BY TELEPHONE

      Unless you have elected not to have telephone transaction privileges by checking the appropriate box in your application, you may also make exchanges by calling 1-800-29-ARIEL (1-800-292-7435). Exchanges made over the phone may be made by any person, not just the shareholder of record. You may exchange shares by telephone only if the shares you are exchanging are not in certificate form. Certain other limitations and conditions apply to all telephone transactions. Before using your telephone privilege, please read "Telephone Transactions."

      OTHER INFORMATION ABOUT EXCHANGING SHARES. All accounts opened as a result of using the exchange privilege must be registered in the same name and taxpayer identification number as your existing account with the Ariel Mutual Funds.

      Because of the time needed to transfer money between funds, you may not exchange into and out of the same fund on the same or successive days; there must be at least one day between exchanges. You may exchange your shares of the Funds only for shares that have been registered for sale in your state. See also "Dividends, Capital Gains and Taxes."

      Remember that each exchange represents the sale of shares of one Fund and the purchase of shares of another. Therefore, you could realize a taxable gain or loss on the transaction.

      The Funds reserve the right to terminate or modify the exchange privilege with at least 60 days' written notice. If your account is subject to backup withholding, you may not use the exchange privilege.

      Because excessive trading can hurt the Funds' performance and shareholders, the Funds also reserve the right to temporarily or permanently terminate, with or without advance notice, the exchange privilege of any investor who makes excessive use of the exchange privilege (e.g.

more than five exchanges per calendar year). Your exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges with a "market timer" strategy may be disruptive to the Funds.

      If you have any share certificates, you must include them with your exchange request. A signature guarantee is not required except in cases where shares are also redeemed at the same time for cash in an amount exceeding $50,000. For certificate delivery instructions see "Redeeming Shares--By Mail" and for signature guarantee instructions see "Signature Guarantees."

      TELEPHONE TRANSACTIONS. If you have telephone transaction privileges, you may redeem, or exchange shares or wire funds by telephone as described in this Statement of Additional Information. You automatically have telephone privileges unless you elect otherwise. These privileges, however, may not be available through certain Qualified Dealers or other financial institutions. By exercising the telephone privilege to sell or exchange shares, you agree that the Funds shall not be liable for following telephone instructions reasonably believed to be genuine. Reasonable procedures will be employed to confirm that such instructions are genuine and, if not employed, the Funds may be liable for unauthorized instructions. Such procedures will include a request for a personal identification number and tape recording of the instructions. You should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement. Due to the need for signature guarantees, telephone redemptions in excess of $50,000 will not be accepted.

      During unusual market conditions, we may have difficulty in accepting telephone requests, in which case you should mail your request. The Funds reserve the right to terminate, suspend or modify telephone transaction privileges.

SIGNATURE GUARANTEES

      WE MAY REQUIRE SIGNATURE GUARANTEES. For our mutual protection, we may require a signature guarantee on certain transaction requests. A signature guarantee verifies the authenticity of your signature, and may be obtained from any bank, trust company, savings and loan association, credit union, broker-dealer firm or member of a domestic stock exchange. A signature guarantee cannot be provided by a notary public. If redemption proceeds are $50,000 or less and are to be paid or credited to an individual shareholder of record at the address of record, a signature guarantee is not required (unless there has been an address change within 60 days). All other redemption requests must have signatures guaranteed.

      SPECIAL SERVICES AND CHARGES. The Funds pay for shareholder services but not for special services that are required by a few shareholders, such as a request for a historical transcript of an account. You may be required to pay a research fee for these special services.

      If you are purchasing shares of a Fund through a program of services offered by a Qualified Dealer or other financial institution, you should read the program materials in conjunction with this Statement of Additional Information. Certain features may be modified in these programs, and administrative charges may be imposed by these institutions for the services rendered.

HOW TO REDEEM SHARES

      BY MAIL. You may redeem shares from your account by sending a letter of instruction, your name, the name of the Fund and account number from which shares are to be redeemed, the number of shares or dollar amount and where you want your check to be sent. Simply send your written request to redeem your shares to the Transfer Agent, State Street Bank and Trust Company, as follows:

                                Ariel Mutual Funds
                                P.O. Box 219121
                                Kansas City, Missouri 64121-9121

      Certain shareholders, such as corporations, trusts and estates, may be required to submit additional documents. The letter of instruction must be signed by all required authorized signers. If you want your money to be wired to a bank not previously authorized or if you would like funds sent to a different address or another person, your letter must be signature guaranteed. Please remember that you cannot place any conditions on your request. If any share certificates were issued, they must be returned duly endorsed or accompanied by a separate stock assignment. See "Signature Guarantees." See "Telephone Transactions" for more information.

      VIA THE INTERNET. You need your active Ariel account number and your social security or tax identification number to establish a personal identification number (PIN) to initiate the transaction. NOTE: You need to have pre-existing banking information on file prior to initiating a sale on the internet.

      BY TELEPHONE. Unless you have elected not to have telephone transaction privileges by checking the box on your application, you may also redeem shares by calling 1-800-29-ARIEL (1-800-292-7435) and receive a check by mail. Remember, however, that the check can only be issued for up to $50,000, and only to the registered owner (who must be an individual), and may only be sent to the address of record, which must have been on file for at least 60 days. Shares represented by certificates may not be redeemed by telephone. See "Telephone Transactions" for more information.

      BY WIRE. Payment for your shares may also be made to you by wire if you have selected this option in your application and have named a commercial bank or savings institution with a routing number to which we can send your money.

      Once you have applied for wire redemption privileges, you or any other person can make such a request by calling 1-800-29-ARIEL (1-800-292-7435). You may also use your wire privilege by mailing a signed request that includes the name of the Fund, account number and amount you wish to have wired, by writing to:

                                Ariel Mutual Funds
                                P.O. Box 219121
                                Kansas City, Missouri 64121-9121

      The proceeds will be sent only to the financial institution you have designated on your application. You may terminate the wire redemption privilege by notifying us in writing. A charge of $10 is normally imposed on wire redemptions. See the restrictions under "Telephone Transactions" as they also apply to wire redemptions.

      SYSTEMATIC CHECK REDEMPTIONS. If you maintain an account with a balance of $25,000 or more, you may have regular monthly or quarterly redemption checks for a fixed amount sent to you simply by sending a letter with all the information, including the Fund name, your account number, the dollar amount ($100 minimum) and when you want the checks mailed to your address on the account. If you would like checks regularly mailed to another person or place, the signature on your letter must be guaranteed. See "Signature Guarantees."

OTHER INFORMATION ABOUT REDEMPTIONS

      Other than the $10 fee normally imposed on wire redemptions, there is no charge for redeeming your shares. If, however, you redeem shares through Qualified Dealers or other financial institutions, you may be charged a fee when you redeem your shares.

      Once your shares are redeemed, the proceeds will normally be sent to you on the next business day. However, if making immediate payment could adversely affect the Fund, it may take up to seven calendar days. When the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances as determined by the Securities and Exchange Commission, redemptions may be suspended or payment dates postponed.

      You may redeem all or a portion of your shares on any business day during which the New York Stock Exchange is open for business. Your shares will be redeemed at the net asset value next calculated after your redemption request is received by the Transfer Agent in proper form. Redemptions made after the New York Stock Exchange has closed (normally 3:00 p.m. Central time) will be made at the next day's net asset value. Remember that if you redeem shortly after purchasing shares, the Funds may hold payment on the redemption of your shares until they are reasonably satisfied that payments made by check have been collected (normally up to 15 calendar days after investment).

      MINIMUM ACCOUNT BALANCE IS $1,000. Please maintain a balance in your account of at least $1,000. If, due to shareholder redemptions, the value of your account in a Fund falls below $1,000, or you fail to invest at least $1,000, the account may be closed and the proceeds mailed to you at your address of record. You will be given 30 days' notice that your account will be closed unless you make an additional investment to increase your account balance to the $1,000 minimum.

                                 PRICING SHARES

NET ASSET VALUE

      The net asset value per share of a Fund, the price at which the Fund's shares are purchased and redeemed, is determined every business day as of the close of the New York Stock Exchange (generally 3:00 p.m. Central time), and at such other times as may be necessary or appropriate. The Funds do not determine net asset value on certain national holidays or other days on which the New York Stock Exchange is closed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      Stocks and other assets are valued based on market quotations. Fixed-income securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of 60 days or less), are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that such method is not appropriate under specific circumstances. Assets for which there are no quotations available will be valued at fair value as determined by the Board of Trustees.

      The net asset value per share is computed by dividing the value of a Fund's total assets, less its liabilities, by the total number of shares outstanding. The Funds' securities are valued as follows: (a) securities for which market quotations are readily available are valued at the most recent closing price. All other securities for which reliable bid quotations are available are valued at the mean between the bid and asked price, or yield equivalent as obtained from one or more market makers for such securities; (b) securities maturing within 60 days are valued at cost, plus or minus any amortized discount or premium, unless the Board of Trustees determines such method not to be appropriate under the circumstances; and (c) all other securities and assets for which market quotations are not readily available are fairly valued by the Adviser in good faith under the supervision of the Board of Trustees.

                  INVESTMENT ADVISER AND SERVICES ADMINISTRATOR

      Ariel Capital Management, Inc. (the "Adviser"), 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601, which is controlled by John W. Rogers, Jr., acts as investment adviser and services administrator under a management agreement with the Trust ("Management Agreement") for the Funds.

      The Management Agreement between the Trust and the Adviser will remain in effect as to a Fund indefinitely, provided continuance is approved at least annually by vote of the holders of a majority of the outstanding shares of the Fund or by the Board of Trustees of the Trust; and further provided that such continuance is also approved annually by the vote of a majority of the Trustees of the Trust who are not parties to the Agreement or interested persons of parties to the Agreement or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement may be terminated without penalty by the Trust or the Adviser upon 60 days' prior written notice; it automatically terminates in the event of its assignment.

      Pursuant to the Management Agreement, the Adviser is responsible for determining the investment selections for a Fund in accordance with the Fund's investment objectives and policies stated above, subject to the direction and control of the Board of Trustees. The Adviser pays the salaries and fees of all officers and Trustees who are affiliated persons of the Adviser. The Adviser also provides the Funds with office space, administrative services, furnishes executive and other personnel to the Funds and is responsible for providing or overseeing the Funds' day-to-day management and administration.

      The Funds pay all operating expenses not expressly assumed by the Adviser, including custodial and transfer agency fees, federal and state securities registration fees, legal and audit fees, and brokerage commissions and other costs associated with the purchase and sale of portfolio securities, except that the Adviser must reimburse a Fund if its annual expenses (excluding brokerage, taxes, interest, Distribution Plan expenses and extraordinary items) exceed 1.50% of the first $30 million of each Fund's average daily net assets and 1% of such assets in excess of $30 million.

      Fees paid to the Adviser for the fiscal years ended September 30, 1998, 1999 and 2000 were $1,637,377, $2,454,699 and $2,280,148, respectively, for the
Appreciation Fund and $1,159,454, $1,327,000 and $1,352,314, respectively, for the Ariel Fund. No reimbursements were made by the Adviser in any of the specified fiscal years.

      The Adviser has entered into an agreement with Sunstone Financial Group, Inc. ("Sunstone") under which Sunstone provides certain administrative services to the Funds. Under the direction and supervision of the Adviser, Sunstone performs fund administration services and prepares reports for the Board of Trustees. For its services, Sunstone receives from the Adviser 0.045% of the average net assets of the Funds. Sunstone does not receive any compensation from the Funds.

      In connection with the exchange privilege with respect to the SSgA Money Market Fund, the Distributor, Ariel Distributors, Inc., acts as a shareholder servicing agent. For its services, the Distributor receives a fee from each such fund at the rate of 0.25% of the average net assets of each account in such funds established through the use of the exchange privilege pursuant to a Rule 12b-1 distribution plan adopted by the SSgA Money Market Fund.

      The Adviser has adopted a Code of Ethics which regulates the personal securities transactions of the Adviser's investment personnel and other employees and affiliates with access to information regarding securities transactions of the Fund. The Code of Ethics requires investment personnel to disclose all personal securities holdings upon commencement of employment and all subsequent trading activity to the Adviser's Compliance Officer. Investment personnel are prohibited from engaging in any securities transactions, including the purchase of securities in a private offering, without the prior consent of the Compliance Officer. Additionally, such personnel are prohibited from purchasing securities in an initial public offering and are prohibited from trading in any securities (i) for which either Fund has a pending buy or sell order, (ii) which either Fund is considering buying or selling, or (iii) which either Fund purchased or sold within seven calendar days.

                             METHOD OF DISTRIBUTION

      Ariel Distributors, Inc., a wholly-owned subsidiary of the Adviser, is the principal underwriter for the Funds under an agreement with the Trust. Pursuant to the Underwriting Agreement, Ariel Distributors receives a fee at the annual rate of 0.25% of each Fund's average daily net assets for its distribution services and for assuming certain marketing expenses. Ariel Distributors is located at 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601.

      The Trust has also adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 with respect to the Funds (the "Distribution Plan"). Rule 12b-1 permits an investment company to finance, directly or indirectly, any activity which is primarily intended to result in the sale of its shares only if it does so in accordance with the provisions of such Rule. The Distribution Plan authorizes the Trust to pay up to 0.25% annually of a Fund's average daily net assets in connection with the distribution of the Fund's shares.

      During the fiscal year ended September 30, 2000, the Appreciation Fund and Ariel Fund paid Distribution Plan expenses of $760,049 and $520,121, respectively, to the principal underwriter. Of the total amounts paid $631,620 was used to pay broker-dealers for their distribution and maintenance services and $648,550 was used for advertising, shareholder account maintenance, printing and related costs.

      The Distribution Plan was approved by the Board of Trustees, including the Trustees who are not "interested persons" of the Fund (as that term is defined in the Investment Company Act of 1940) and who have no direct financial interest in the operation of the Plan or in any agreements related to the Distribution Plan (the "Independent Trustees"). The selection and nomination of the Independent Trustees is committed to the discretion of such Independent Trustees. In establishing the Distribution Plan, the Trustees considered various factors including the amount of the distribution fee. The Trustees determined that there is a reasonable likelihood that the Distribution Plan will benefit the Trust and its shareholders.

      The Distribution Plan may be terminated as to a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of the Fund. Any change in the Distribution Plan that would materially increase the distribution cost to a Fund requires approval of the shareholders of that Fund; otherwise, the Distribution Plan may be amended by the Trustees, including a majority of the Independent Trustees.

      The Distribution Plan will continue in effect indefinitely, if not terminated in accordance with its terms, provided that such continuance is annually approved by (i) the vote of a majority of the Independent Trustees and
(ii) the vote of a majority of the entire Board of Trustees.

      Apart from the Distribution Plan, the Adviser, at its expense, may incur costs and pay expenses associated with the distribution of shares of the Fund, including compensation to broker-dealers in consideration of promotional or administrative services.

      The Funds have authorized certain Qualified Dealers to accept on their behalf purchase and redemption orders. Such Dealers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized Dealer or such Dealer's authorized designee, accepts the order. Customer orders will be priced at the applicable Fund's net asset value next computed after they are accepted by an authorized Dealer or such Dealer's designee.

                          TRANSFER AGENT AND CUSTODIAN

      State Street Bank and Trust Company ("State Street") has been retained by the Trust to act as transfer agent, custodian, dividend disbursing agent and shareholder servicing agent. These responsibilities include: responding to shareholder inquiries and instructions concerning their accounts; crediting and debiting shareholder accounts for purchases and redemptions of Fund shares and confirming such transactions; updating of shareholder accounts to reflect declaration and payment of dividends; keeping custody of all of the Funds' investments; and preparing and distributing quarterly statements to shareholders regarding their accounts.

                             PORTFOLIO TRANSACTIONS

      Portfolio transactions are undertaken on the basis of their desirability from an investment standpoint. Investment decisions and choice of brokers and dealers are made by the Adviser under the direction and supervision of the Trust's Board of Trustees.

      The Trust seeks to obtain the best price and most favorable execution and selects broker-dealers on the basis of their professional capability and the value and quality of their services. Broker-dealers that provide the Trust with statistical, research, or other information and services may be selected. Such broker-dealers may receive compensation for executing portfolio transactions that is in excess of the compensation another broker-dealer would have received for executing such transactions, if the Adviser determines in good faith that such compensation is reasonable in relation to the value of the information and services provided. Research services furnished by investment firms may be utilized by the Adviser in connection with its investment services for other accounts; likewise, research services provided by investment firms used for other accounts may be utilized by the Adviser in performing its services for the Trust. Although any statistical, research, or other information or services provided by broker-dealers may be useful to the Adviser, its dollar value is generally indeterminable and its availability or receipt does not materially reduce the Adviser's normal research activities or expenses.

      The Adviser may also execute Fund transactions with or through broker-dealers who have sold shares of the Funds. However, such sales will not be a qualifying or disqualifying factor in a broker-dealer's selection nor will the selection of any broker-dealer be based on the volume of Fund shares sold.

      The aggregate amount of brokerage commissions paid by the Funds during fiscal years 1998, 1999 and 2000 were $292,169, $645,908 and $771,440, respectively.

                              INDEPENDENT AUDITORS

      The Funds' independent auditors, Ernst & Young LLP, 233 South Wacker Drive, Chicago, IL 60606, audit and report on the Funds' annual financial statements, review certain regulatory reports and the Funds' federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Funds. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

                              TRUSTEES AND OFFICERS

      Ariel Mutual Funds operates under the supervision of a Board of Trustees responsible to each Fund's shareholders. Set forth below are the principal occupations of the Trustees and Officers during the last five years:

MARIO L. BAEZA, ESQ., 50, Trustee. Mr. Baeza is Chairman and Chief Executive Officer of TCW/Latin America Partners, L.L.C. a venture capital firm. Formerly, he was President of Wasserstein Perella International Limited, and Managing Director and Chief Executive Officer, Americas Division, Wasserstein Perella & Co., Inc. Address: 200 Park Avenue, Suite 2100, New York, New York 10166.

JAMES COMPTON, 62, Trustee. Mr. Compton is President and Chief Executive Officer of Chicago Urban League. Address: 4510 S. Michigan Ave., Chicago, IL 60653.

WILLIAM C. DIETRICH, CPA, 51, Trustee. Mr. Dietrich is an independent financial consultant; he previously served as Director of Finance & Administration for Streamline.com, Inc. - Washington Division and Chief Vice President, Division Controller of Streamline Mid-Atlantic, Inc. (computerized shopping service); prior thereto as Vice President and Chief Financial Officer for Shopping Alternatives, Inc. Address: 6 Yearling Court, Rockville, Maryland 20850.

ROYCE N. FLIPPIN, JR., 66, Trustee. Mr. Flippin is President of Flippin Associates, a consulting organization. Formerly, he was Director of Program Advancement at the Massachusetts Institute of Technology and was the Director of Athletics, Physical Education and Recreation at MIT. Address: 51 Frost Avenue, East Brunswick, New Jersey 08816.

JOHN G. GUFFEY, JR., 52, Trustee. Mr. Guffey is Treasurer and Director of Silby Guffey and Co., Inc., a venture capital firm. Mr. Guffey also serves as a director of Calvert Social Investment Foundation. Address: 7205 Pomander Lane, Chevy Chase, Maryland 20815.

CHRISTOPHER G. KENNEDY, 37, Trustee. Mr. Kennedy has served for the past six years as both an Executive and Director of Merchandise Mart Properties, Inc., a real estate management firm. Address: The Merchandise Mart Properties, 222 Merchandise Mart, Suite 470, Chicago, Illinois 60654.

BERT N. MITCHELL, CPA, 62, Chairman of the Board and Trustee. Mr. Mitchell is the Chairman of Mitchell & Titus L.L.P., (certified public accounting firm).
Address: One Battery Park Plaza, 27th Floor, New York, New York 10004.

*JOHN W. ROGERS, JR., 42, Trustee. Mr. Rogers is Chairman and Chief Executive Officer of Ariel Capital Management. Address: 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601.

*MELLODY L. HOBSON, 31, Trustee and Vice President. Ms. Hobson is President of Ariel Capital Management. Address: 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601.

*ERIC T. MCKISSACK, 47, Trustee and President. Mr. McKissack is also Vice Chairman and Co-Chief Investment Officer of Ariel Capital Management. Address:
200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601.

*MERRILLYN J. KOSIER, 41, Vice President. Ms. Kosier is Senior Vice President and Director of Mutual Fund Marketing of Ariel Capital Management. Formerly, Ms. Kosier served as Senior Vice President of Marketing and Shareholder Services of Wanger Asset Management, an investment adviser. Address: 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601.

*JAMES W. ATKINSON, 50, Vice President and Treasurer. Mr. Atkinson is also Executive Vice President and Chief Financial & Administrative Officer of Ariel Capital Management. Address: 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601.

*ROGER P. SCHMITT, 43, Vice President, Assistant Secretary, and Assistant Treasurer. Mr. Schmitt is also Chief Information Officer of Ariel Capital Management. Address: 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601.

*ROXANNE WARD, 46, Vice President and Secretary. Ms. Ward is also Vice President and Secretary of Ariel Capital Management. Previously, Ms. Ward served as First Assistant General Counsel/Board Liaison of the Chicago Park District. Address:
200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601.

------------
*Officers and Trustees deemed to be "interested persons" of the Funds under the Investment Company Act of 1940.

                              COMPENSATION SCHEDULE

During the fiscal year ended September 30, 2000, compensation paid by the Funds to the Trustees not affiliated with the Adviser was as follows:

                                                                    AGGREGATE
                                                                 COMPENSATION FROM
                                                                 FUND AND FUNDS IN
                                         ARIEL APPRECIATION      COMPLEX PAID TO
      NAME(1)              ARIEL FUND         FUND                 TRUSTEES(1)
      -------              ----------         ----                 -----------
Mario L. Baeza               $4,333          $4,333                  $8,666
James Compton                $5,000          $5,000                 $10,000
William C. Dietrich          $5,000          $5,000                 $10,000
Royce N. Flippin, Jr.        $4,667          $4,667                  $9,334
John G. Guffey, Jr.          $4,500          $4,500                  $9,000
Christopher G. Kennedy       $4,000          $4,000                  $8,000
Bert N. Mitchell             $5,667          $5,667                 $11,334

(1) The Funds did not pay compensation to Trustees affiliated with the Advisor.

                            SIGNIFICANT SHAREHOLDERS

      The following table lists the holders of record of five percent or more of the outstanding shares of each Fund as of January 1, 2001:

ARIEL FUND (520)


                                                            % OF
                                   NUMBER OF SHARES      OUTSTANDING
            NAME AND ADDRESS           OWNED                SHARES
            ----------------           -----                ------
Charles Schwab & Co Inc.                963,015.254             11%
Reinvest Account
Attn. Mutual Fund Dept.
101 Montgomery St.
San Francisco, CA 94101-4122

Illinois State Employees Deferred     1,269,949.018             14%
Compensation
200 W. Washington
Springfield, IL 62706-0001


ARIEL APPRECIATION FUND (521)


                                                            % OF
                                   NUMBER OF SHARES      OUTSTANDING
            NAME AND ADDRESS           OWNED                SHARES
            ----------------           -----                ------
Great West Life & Annuity Co.         1,650,286.700             15%
Attn. Debra Bechtel
Unit Valuations 2t2
8515 E. Orchard Rd.
Englewood, CO 80111-5037

Charles Schwab & Co. Inc.               970,415.905              9%
Reinvest Account
Attn. Mutual Fund Dept.
101 Montgomery St.
San Francisco, CA 94101-4122

MANAGEMENT OWNERSHIP. As of January 1, 2001, the directors and officers of Ariel Mutual Funds as a group owned less than 1% of the Ariel Fund and less than 1% of the Ariel Appreciation Fund.

                                    APPENDIX

CORPORATE BOND AND COMMERCIAL PAPER RATINGS

The following is a description of Moody's Investors Service, Inc.'s bond ratings:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make long-term risks appear somewhat larger than Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

The following is a description of Standard & Poor's Corporation's investment grade bond ratings:

AAA: Bonds rated AAA are considered highest grade obligations. They possess the ultimate degree of protection as to principal and interest. They move with market interest rates, and thus provide the maximum safety on all counts.

AA: Bonds rated AA are high-grade obligations. In the majority of instances, they differ from AAA issues only to a small degree. Prices of AA bonds also move with the long-term money market.

A: Bonds rated A are upper medium grade obligations. They have considerable investment strength, but are not entirely free from adverse effects of change in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but, to some extent, also economic conditions.

BBB: Bonds rated BBB are medium grade obligations. They are considered borderline between definitely sound obligations and those where the speculative element begins to predominate. These bonds have adequate asset coverage and are normally protected by satisfactory earnings.

Their susceptibility to changing conditions, particularly to depressions, necessitates constant monitoring. These bonds are more responsive to business and trade conditions than to interest rates. This group is the lowest that qualifies for commercial bank investment.

Commercial paper rated A by Standard & Poor's Corporation has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better; the issuer has access to at least two adequate channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well-established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether an issuer's commercial paper is rated A-1, A-2, or A-3.

Issuers rated Prime-1 by Moody's Investors Services, Inc., are considered to have superior capacity of repayment of short-term promissory obligations. Such repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                             ARIEL INVESTMENT TRUST
                       STATEMENT OF ADDITIONAL INFORMATION

                                February 1, 2001

                           FOR ARIEL PREMIER BOND FUND
                             200 East Randolph Drive
                                   Suite 2900
                             Chicago, Illinois 60601
                         1-800-29-ARIEL (1-800-292-7435)
                            www.arielmutualfunds.com


     Ariel Premier Bond Fund (the "Fund") is a series of Ariel Growth Fund, doing business as Ariel Investment Trust (the "Trust").

     The Trust's audited financial statements included in the Annual Report to Shareholders for the Fund dated September 30, 2000 are expressly incorporated herein by reference and made a part of this Statement of Additional Information. Copies of the Annual Report may be obtained free of charge by writing or calling Fund.

     THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS BUT PROVIDES INFORMATION THAT SHOULD BE READ IN CONJUNCTION WITH THE FUND'S PROSPECTUS DATED FEBRUARY 1, 2001 AND ANY SUPPLEMENT THERETO, WHICH MAY BE OBTAINED FREE OF CHARGE BY WRITING OR CALLING THE FUND.

                                TABLE OF CONTENTS

GENERAL INFORMATION...........................................................2
FUNDAMENTAL INVESTMENT RESTRICTIONS...........................................2
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS.......................................3
INVESTMENT STATEGIES AND RISKS................................................4
TOTAL RETURN, YIELD AND OTHER PERFORMANCE INFORMATION........................16
TOTAL RETURN AND DISTRIBUTION RATES..........................................17
PURCHASING, EXCHANGING AND REDEEMING SHARES..................................19
PRICING SHARES...............................................................22
DIVIDENDS, CAPITAL GAINS AND TAXES...........................................27
IN-KIND PURCHASES OF INSTITUTIONAL CLASS SHARES OF THE FUND..................29
INVESTMENT ADVISER, SUB-ADVISER AND SERVICES ADMINISTRATOR...................30
METHOD OF DISTRIBUTION.......................................................31
TRANSFER AGENT AND CUSTODIAN.................................................32
PORTFOLIO TRANSACTIONS.......................................................33
INDEPENDENT AUDITORS.........................................................34
TRUSTEES AND OFFICERS........................................................34
COMPENSATION OF TRUSTEES.....................................................35
SIGNIFICANT SHAREHOLDERS.....................................................36
APPENDIX A...................................................................38

                               GENERAL INFORMATION

     The Fund, together with Ariel Fund and the Ariel Appreciation Fund are the three series of Ariel Growth Fund (doing business as Ariel Investment Trust), an open-end, diversified management investment company organized as a serial Massachusetts business trust on April 1, 1986. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The shareholders of a Massachusetts business trust might, however, under certain circumstances, be held personally liable as partners for its obligations. The Declaration of Trust provides for indemnification and reimbursement of expenses out of Trust assets for any shareholder held personally liable for obligations of the Trust. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Trust itself is unable to meet its obligations.

     Each share of a series of the Trust represents an equal proportionate interest in that series and is entitled to such dividends and distributions out of the income belonging to such shares as declared by the Board. Upon any liquidation of the Trust, shareholders are entitled to share pro rata in the net assets belonging to that series available for distribution.

     The Fund currently offers two classes of shares, the Institutional Class and the Investor Class. The Institutional Class is offered primarily to institutional investors. Institutional Class shares are sold and redeemed at net asset value and are not subject to Rule 12b-1 distribution fees. The Investor Class is offered to retail investors and is sold and redeemed at net asset value, but is subject to Rule12b-1 distribution fees.

     The Prospectus and this Statement of Additional Information do not contain all the information in the Fund's registration statement. The registration statement is on file with the Securities and Exchange Commission and is available to the public.

                       FUNDAMENTAL INVESTMENT RESTRICTIONS

     The investment restrictions set forth below and the Fund's investment objective are fundamental policies and may not be changed without the approval of the holders of a majority of the outstanding shares of the Fund. As defined in the Investment Company Act of 1940, this means the lesser of the vote of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

     (1) COMMODITIES. The Fund may not purchase or sell commodities or commodity contracts except contracts in respect to financial futures.

     (2) REAL ESTATE. The Fund may not purchase real estate or real estate mortgages, but may purchase securities backed by real estate or interests therein (including mortgage interests) and securities of companies, including real estate investment trusts, holding real estate or interests (including mortgage interests) therein. (This does not prevent the Fund from owning and liquidating real estate or real estate interests incident to a default on portfolio securities.)

     (3)  DIVERSIFICATION OF FUND INVESTMENTS.

          (a) FUND ASSETS. With respect to 75% of the value of its total assets, the Fund may not buy the securities of any issuer if more than 5% of the value of the Fund's total assets would then be invested in that issuer. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and repurchase agreements involving such securities ("U.S. Government Securities") are not subject to this limitation.

          (b) SECURITIES OF ISSUERS. With respect to 75% of the value of its total assets, the Fund may not purchase the securities of any issuer if after such purchase the Fund would then own more than 10% of such issuer's voting securities. U.S. Government Securities are not subject to this limitation.

     (4) INDUSTRY CONCENTRATION. The Fund may not purchase the securities of companies in any one industry if 25% or more of the value of the Fund's total assets would then be invested in companies having their principal business activity in the same industry. U.S. Government Securities are not subject to this limitation.

     (5) SENIOR SECURITIES; BORROWING. The Fund may not issue senior securities except as permitted under the Investment Company Act of 1940. The Fund may not pledge or hypothecate any of its assets, except in connection with permitted borrowing.

     (6) UNDERWRITING. The Fund does not engage in the underwriting of securities. (This does not preclude it from selling restricted securities in its portfolio.)

     (7) LENDING MONEY OR SECURITIES. The Fund may not lend money, except that it may purchase and hold debt securities publicly distributed or traded or privately placed and may enter into repurchase agreements. The Fund will not lend securities if such a loan would cause more than one-third of the Fund's net assets to then be subject to such loans.

     (8) OFFICER AND TRUSTEES. The Fund may not purchase from or sell to any of the Trust's officers or trustees, or firms of which any of them are members, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions.

                     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

     These policies may be changed by the Board of Trustees without shareholder approval.

     (1) MARGIN. The Fund may not purchase any securities on margin, except that the Fund may (a) obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities; or (b) make margin deposits in connection with transactions in futures and forward contracts.

     (2) BORROWING. The Fund may not borrow money except from banks for temporary or emergency purposes in an amount not exceeding 33-1/3% of the value of its total assets (including amounts borrowed). The Fund may not purchase securities when money borrowed exceeds 5% of its total assets.

     (3) FUTURES. The Fund may not purchase a futures contract, except in respect to interest rates and then only if, with respect to positions which do not represent bona fide hedging, the aggregate initial margin for such positions would not exceed 5% of the Fund's total assets.

     (4) ILLIQUID SECURITIES. The Fund may not purchase illiquid securities (including restricted securities which are illiquid and repurchase agreements maturing in more than seven days) if, as a result, more than 15% of its net assets would be invested in such securities.

     (5) OWNERSHIP OF PORTFOLIO SECURITIES BY OFFICERS AND DIRECTORS. The Fund may not purchase or retain the securities of any issuer if any officer or trustee of the Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and if together such individuals own more than 5% of the securities of such issuer.

     (6) LENDING PORTFOLIO SECURITIES. The Fund may not loan portfolio securities.

     (7) OIL AND GAS PROGRAMS. The Fund may not invest in interests in oil, gas, or other mineral exploration or development programs, although it may invest in securities of issuers which invest in or sponsor such programs.

     (8) INVESTMENT COMPANIES. The Fund may not purchase the securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

     (9) UNSEASONED ISSUERS. The Fund may not purchase the securities of companies which, together with its predecessors, have a record of less than three years' continuous operation if, as a result, more than 5% of the value of its assets would be invested in securities of such companies. U.S. Government Securities and issuers of asset-backed securities are not subject to this limitation.

                         INVESTMENT STRATEGIES AND RISKS

THE FUND SEEKS TO MAXIMIZE TOTAL RETURN

     The Fund seeks to achieve its investment objective by implementing decisions regarding the level and direction of interest rates (duration and yield curve decisions) and through the purchase and sale of securities to take advantage of perceived yield spread opportunities.

INVESTMENT OBJECTIVE

     The investment objective of the Fund is to seek to maximize total return through a combination of income and capital appreciation. The Fund generally invests in high quality, highly liquid fixed-income securities. Normally, the Fund will invest at least 80% of its total assets in fixed-income securities rated A or better by Moody's Investors Service, Inc.

("Moody's") or Standard and Poor's Corporation ("S & P") or that are not rated by Moody's or S & P but are deemed to be of comparable quality by Lincoln Capital ("A-Grade Securities"). In the event that downgrades of securities cause less than 80% of the Fund's total assets to be invested in A-Grade Securities, Lincoln Capital will take steps as soon as practicable to increase the Fund's holdings of A-Grade Securities. The Fund seeks to achieve its investment objective by implementing decisions regarding the level and direction of interest rates (duration and yield curve decisions) and through the purchase and sale of securities to take advantage of perceived yield spread opportunities.

     The Fund may purchase any type of income producing security including, but not limited to, U.S. government and agency obligations, mortgage-backed and other asset-backed securities, commercial paper and corporate debt securities.

     The Fund will take reasonable risks in seeking to achieve its investment objective. There is, of course, no assurance that the Fund will be successful in meeting its objective since there is risk involved in the ownership of securities.

DURATION

     Duration is a measure of the expected life of a fixed-income security that was developed as a more precise alternative to the concept of term-to-maturity. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is also a way to measure the interest-rate sensitivity of the Fund's portfolio. The duration of the Fund is calculated by averaging the durations of the bonds held by the Fund with each duration "weighted" according to the percentage of net assets that it represents. In general, the higher the Fund's duration, the greater the appreciation or depreciation of the Fund's assets will be when interest rates change. In its attempt to maximize total return, Lincoln Capital, the sub-adviser, intends to vary the duration of the Fund, as described below, depending on its outlook for interest rates.

INVESTMENT PROCESS

     The Fund's average duration will be longer when Lincoln Capital believes that interest rates will fall and shorter when it believes interest rates will rise.

INTEREST RATE DECISIONS

     Lincoln Capital seeks to achieve a duration equal to the duration of the domestic, investment grade bond market when its outlook for interest rates is neutral. The portfolio's average duration will be longer when Lincoln Capital believes that interest rates will fall and shorter when it believes interest rates will rise. The stronger Lincoln Capital's conviction, the further the Fund's duration will diverge from the duration of the domestic, investment grade bond market, which generally averages approximately five years. The Fund's duration will normally range from four to six years. It is expected that only on rare occasions will the Fund's duration reach the extreme positions (plus or minus 2 years from the duration of the domestic, investment grade bond market).

     The Fund's duration relative to that of the domestic, investment grade bond market is established in periodic strategy meetings of a committee consisting of senior officers of Lincoln Capital. Changes in the Fund's duration are based on a disciplined evaluation of three factors:

     (a)      Economic activity and capacity for growth;
     (b)      U.S. Government monetary policy; and
     (c)      Expectations for inflation.

     The committee evaluates the above factors and weights each one to determine a precise duration position relative to the duration of the domestic, investment grade bond market. Over time, changes in the duration position take the form of a series of small movements; generally in one-half year increments.

     Once the Fund's specific duration position has been established, remaining decisions (i.e. yield curve structure, sector emphasis and issue selections), are made and implemented by Lincoln Capital's Fixed Income Group working as a team. These decisions are based on Lincoln Capital's belief that yield spreads reflect fundamental risk premiums. These premiums reflect compensation for accepting credit risk or uncertain cash flow patterns (timing and amounts). Lincoln Capital's judgments on these spreads are influenced by its outlook for business conditions and for the volatility of interest rates. These judgments are supported by studies of historical spread relationships and break-even spread analysis. Cash equivalents may be used to create the desired yield curve structure. Portfolio positions are continually monitored and evaluated.

SECTOR EMPHASIS AND SECURITY SELECTION

     Sector and security selection decisions are based on Lincoln Capital's judgment and are supported by studies of historical spread relationships, break-even yield spread analysis, and model driven portfolio return projections. In order to monitor yield spreads, Lincoln Capital maintains extensive yield spread data banks and has direct computer access to extensive historical yield spread data and specific issuer data.

     Credit research consists of internally generated fundamental analysis and input from rating agencies and other sources. A committee at Lincoln Capital reviews those corporate bonds that are considered for purchase. By focusing on higher-rated securities and by comparing judgments among outside sources to internal credit judgments, Lincoln Capital believes that credit risk can be managed and reduced. It is unlikely that Lincoln Capital will seek to enhance the Fund's return by anticipating an improvement in the creditworthiness of specific corporate issuers, particularly lower rated issuers.

FUND INVESTMENTS

     IN GENERAL. The Fund may invest in fixed-income securities which are obligations of, or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"). U.S. Government Securities are unrated but are generally considered high-grade securities. The Fund may also invest in other investment grade fixed-income securities, including corporate bonds, mortgage-backed and other asset-backed securities and other high quality, liquid investments.

     The debt securities in which the Fund will invest are investment grade securities. These are securities rated in the four highest grades assigned by Moody's (Aaa, Aa, A and Baa) or S&P (AAA, AA, A and BBB) or that are not rated by Moody's or S & P but deemed to be of comparable quality by Lincoln Capital. Generally, at least 80% of the Fund's total assets will be invested in A-Grade Securities, which are in the three highest grades, or the equivalent, while 20% of the total assets are not so limited. The lowest investment grade securities (Baa and BBB) have speculative characteristics because changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments. The Fund will not invest in securities below investment grade (so called "junk bonds"). In the event of a downgrade of a debt security held by the Fund to below investment grade, the Fund is not usually required to automatically sell the issue, but Lincoln Capital will consider whether to continue holding the security. However, if such a downgrade would cause more than 5% of net assets to be invested in debt securities below investment grade, Lincoln Capital will take steps as soon as practicable to reduce the proportion of debt below investment grade to 5% of net assets or less.

     The value of the shares issued by the Fund is not guaranteed and will fluctuate with changes in the value of the Fund's portfolio. Generally when prevailing interest rates rise, the value of the 's portfolio is likely to decline and when prevailing interest rates decline, the value of the Fund's portfolio is likely to rise.

U.S. GOVERNMENT SECURITIES

     There are two basic types of U.S. Government Securities: (1) direct obligations of the U.S. Treasury, and (2) obligations issued or guaranteed by an agency or instrumentality of the U.S. Government. Agencies and instrumentalities of the U.S. Government include Federal Farm Credit System ("FFCS"), Student Loan Marketing Association ("SLMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Home Loan Banks ("FHLB"), Federal National Mortgage Association ("FNMA") and Government National Mortgage Association ("GNMA"). Some obligations issued or guaranteed by agencies or instrumentalities, such as those issued by GNMA, are fully guaranteed by the U.S. Government. Others, such as FNMA bonds, rely on the assets and credit of the instrumentality with limited rights to borrow from the U.S. Treasury. Still other securities, such as obligations of the FHLB, are supported by more extensive rights to borrow from the U.S. Treasury.

     The guarantees of the U.S. Government, its agencies and instrumentalities are guarantees of the timely payment of principal and interest on the obligations purchased and not of their market value.

CORPORATE BONDS

     The Fund will normally invest in corporate issues that are rated A or better by Moody's or S&P or which are not rated by Moody's or S&P but are deemed by Lincoln Capital to be of comparable quality.

     The Fund may invest in investment grade corporate bonds. Usually, no single corporate issuer will comprise more than 5% of the Fund's total assets at the time of investment. The value of lower-rated corporate debt securities is more sensitive to economic changes or individual corporate developments than higher-rated investments.

YANKEE BONDS

     Some of the debt securities in which the Fund may invest are known as "Yankee Bonds". Yankee Bonds are U.S. dollar-denominated debt securities issued by foreign entities. These bonds are not subject to currency fluctuation risks. However, currency fluctuations may adversely affect the ability of the borrower to repay the debt and may increase the possibility of default. In addition, the issuing entities are sometimes not subject to the same accounting principles as U.S. corporations. The risks of investment in foreign issuers may include expropriation or nationalization of assets, confiscatory taxation, exchange controls and limitations on the use or transfer of assets, and significant withholding taxes. Lincoln Capital will take these factors into consideration when determining what Yankee Bonds the Fund will purchase. Other than Yankee Bonds, the Fund does not intend to invest in securities of foreign issuers.

LOANS OF PORTFOLIO SECURITIES

     The fundamental investment restrictions provide that the Fund may make secured loans of portfolio securities in order to realize additional income, provided that the Fund will not lend securities if such a loan would cause more than one-third of the total value of its net assets to then be subject to such loans. However, as a matter of non-fundamental policy, the Fund does not currently intend to make such loans. This policy may be changed by the Board of Trustees should they determine that such loans would benefit the Fund.

REPURCHASE AGREEMENTS

     The Fund may purchase securities subject to repurchase agreements which are transactions in which the Fund purchases a security and simultaneously commits to resell that security to the seller at a mutually agreed upon time and price. The seller's obligation is secured by the underlying security. The repurchase price reflects the initial purchase price plus an agreed upon market rate of interest. While the underlying security may bear a maturity in excess of one year, the term of the repurchase agreement is always less than one year.

     The Fund will engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Sub-Adviser. In addition, the Fund will engage in repurchase agreements reasonably designed to fully secure the seller's obligation, during the term of the agreement, to repurchase the underlying security and the Fund will monitor the market value of the underlying security during the term of the agreement. If the value of the underlying security declines and is not at least equal to the repurchase price due to the Fund pursuant to the agreement, the Fund will require the seller to pledge additional securities or cash to secure the seller's obligations pursuant to the agreement. If the seller defaults on its obligation to repurchase and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the underlying security.

MORTGAGE DOLLAR ROLLS

     The Fund may enter into "mortgage dollar rolls," which are transactions in which the Fund sells a mortgage-related security (such as a GNMA security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash. The dealer with which the Fund enters into a dollar roll transaction is not obliged to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

     The Fund's obligations under a dollar roll agreement must be covered by cash or high quality debt securities equal in value to the securities subject to repurchase by the Fund, maintained in a segregated account. To the extent that the Fund collateralizes its obligations under a dollar roll agreement, the asset coverage requirements of the Investment Company Act of 1940, described below, will not apply to such transactions.

     The Fund may be released from its obligations under a dollar roll agreement by selling its position to another party at any time prior to the settlement date. The Fund may realize a gain or loss on such a sale. If the Fund realizes a gain, it will not be able to collect its profit until the original settlement date of the agreement. Because dollar roll transactions may be for terms ranging between one and six months, the amount of any such gain may be deemed "illiquid" and subject to the Fund's overall limitations on investments in illiquid securities.

     The Investment Company Act of 1940 requires the Fund to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

     Mortgage-related securities (often referred to as "mortgage-backed" securities) are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The Fund may also invest in debt securities which are secured with collateral consisting of mortgage-related securities, and other types of mortgage-related securities.

     MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association ("GNMA")) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

     The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) backed by pools of FHA-insured or VA-guaranteed mortgages.

     Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

     FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are not direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund currently does not intend to purchase pass-through securities that are not issued or guaranteed by an agency or instrumentality of the U.S. Government.

     Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund's industry concentration restrictions, set forth under "Fundamental Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government Securities. In case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs.

     COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes called tranches, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs can provide for a modified form of call protection through a DE FACTO breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity tranche. Investors holding the longer maturity tranches receive principal only after the first tranche has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. The Fund's investments are limited to Planned Amortization Class and sequential issues.

     FHLMC COLLATERALIZED MORTGAGE OBLIGATIONS. FHLMC CMOs are debt obligations of FHLMC issued in multiple tranches having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC Participation Certificates, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual tranches of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. This "pass-through" of prepayments has the effect of retiring most CMO tranches prior to their stated final maturity.

     If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

     OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

     ADDITIONAL RISKS. Investments by the Fund in mortgage-related U.S. Government Securities, such as GNMA Certificates, and CMOs also involve other risks. The yield on a pass-through security is typically quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Accelerated prepayments adversely impact yields for pass-throughs purchased at a premium; the opposite is true for pass-throughs purchased at a discount. During periods of declining interest rates, prepayment of mortgages underlying pass-through certificates can be expected to increase. When the mortgage obligations are prepaid, the Fund reinvests the prepaid amounts in securities, the yields of which reflect interest rates prevailing at that time. Therefore, the Fund's ability to maintain a portfolio of high-yielding, mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses. Investment in such securities could also subject the Fund to "maturity extension risk" which is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered a short or intermediate-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

OTHER ASSET-BACKED SECURITIES

     The Fund may invest in securities that are backed by a diversified pool of assets other than mortgages such as trade, credit card and automobile receivables. Asset-backed securities are generally issued by special purpose entities in the form of debt instruments. The characteristics and risks of automobile and credit card receivables are described below.

     AUTOMOBILE RECEIVABLE SECURITIES. The Fund may invest in asset-backed securities which are backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles ("Automobile Receivable Securities"). Since installment sales contracts for motor vehicles or installment loans related to such contracts ("Automobile Contracts") typically have shorter durations and lower incidences of prepayment, Automobile Receivable Securities generally will exhibit a shorter average life and are less susceptible to prepayment risk than mortgage-related securities.

     Most entities that issue Automobile Receivable Securities create an enforceable interest in their respective Automobile Contracts only by filing a financing statement and by having the servicer of the Automobile Contracts, which is usually the originator of the Automobile Contracts, take custody of the Automobile Contract. In such circumstances, if the servicer of the Automobile Contracts were to sell the Automobile Contracts to another party, in violation of its obligation not to do so, there is a risk that such party could acquire an interest in the Automobile Contracts superior to that of the holders of Automobile Receivable Securities. Also, although most Automobile Contracts grant a security interest in a motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to create an enforceable security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the Automobile Contracts underlying the Automobile Receivable Security, is usually not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Automobile Receivable Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on the securities. In addition, various state and federal securities laws give the motor vehicle owner the right to assert against the holder of the owner's Automobile Contract certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the Automobile Receivable Securities. Investment grade Automobile Receivable Securities are typically over-collateralized and have other forms of credit enhancement to mitigate these risks.

     CREDIT CARD RECEIVABLE SECURITIES. The Fund may invest in asset-backed securities backed by a diversified pool of receivables from revolving credit card agreements ("Credit Card Receivable Securities"). Credit balances on revolving credit card agreements ("Accounts") are generally paid down more rapidly than are Automobile Contracts. Most Credit Card Receivable Securities provide for a fixed period during which only interest payments are paid to the security holder. Principal payments received on underlying Accounts are used to purchase additional assets. The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to make principal and interest payments on Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying accounts during the initial period and the non-occurrence of specified events. An acceleration in cardholders' payments rates or any other event which shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could shorten the weighted average life and reduce the yield of the Credit Card Receivable Security.

     Credit cardholders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike most other asset backed securities, Accounts are unsecured obligations of the cardholder.

     ADDITIONAL RISKS. Issuers of asset-backed securities generally hold no assets other than the assets underlying such securities and any credit support provided. As a result, although payments on asset-backed securities are obligations of the issuers, in the event of defaults on underlying assets not covered by any credit support, the issuers are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities. The loans underlying these securities are subject to prepayments which can decrease maturities and returns. Due to the possibility that prepayments will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

     The values of these securities are ultimately dependent upon payment of the underlying loans by individuals, and the holders, such as the Fund, generally have no recourse against the originator of the loans. The Fund, as a holder of these securities, may experience losses or delays in payment if the original payments of principal and interest are not made to the issuer with respect to the underlying loans.

DELAYED DELIVERY TRANSACTIONS

     The Fund may purchase or sell securities on a when-issued basis. When-issued securities are securities purchased at a certain price even though the securities may not be delivered for up to 90 days. The Fund will maintain, with its Custodian, an account with a designated portfolio of liquid, high-grade debt securities or cash in an amount at least equal to these commitments. The Fund will generally earn income on assets deposited in the designated account. No payment or delivery is made by the Fund in a when-issued transaction until it receives payment or delivery from the other party to the transaction. Although the Fund receives no income from the above described securities prior to delivery, the market value of such securities is still subject to change. As a consequence, it is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. The Fund does not intend to remain fully invested when such purchases are outstanding. However, if the Fund were to remain substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases could result in a form of leveraging. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

PORTFOLIO TRANSACTIONS

     Lincoln Capital is responsible for the placement of portfolio transactions. It is the Fund's policy to seek to place portfolio transactions with brokers or dealers on the basis of best execution.

     Generally, Lincoln Capital manages the Fund without regard to restrictions on portfolio turnover. Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The higher the turnover rate of the Fund's portfolio, the higher the transaction costs will be for the Fund. See "Financial Highlights" in the Prospectus dated February 1, 2001 for the Fund's turnover for the fiscal year ended September 30, 2000.

     The calculated turnover increased significantly for the fiscal year ended September 30, 2000 due to Lincoln Capital's increasing use of (a) asset-backed floaters which are held as cash substitutes, but are counted in the turnover calculation and (b) investments in "to be announced" mortgage-backed securities (which are purchased, but are not to be issued or delivered until a future date to be determined). These types of transactions are utilized to increase returns to the Fund. They have no effect on brokerage expenses. However, these types of investment strategies do increase the number of transactions and, therefore, technically increase "turnover."

BORROWING

     The Fund may not borrow money to purchase securities. The Fund may borrow money only for temporary or emergency purposes, and then only from banks in an amount not exceeding 33-1/3% of the value of the Fund's total assets (including the amounts borrowed). The Fund will not purchase securities when its borrowings, less amounts receivable on sales of portfolio securities, exceed 5% of total assets.

ILLIQUID SECURITIES

     The Fund will not purchase or hold illiquid securities if more than 15% of the Fund's net assets would then be illiquid. If at any time more than 15% of the Fund's net assets are illiquid, steps will be taken as soon as practicable to reduce the percentage of illiquid assets to 15% or less.

INVESTMENT DIVERSIFICATION AND CONCENTRATION

     As to seventy-five percent of its total assets, the Fund will not purchase the security of any issuer (other than cash items or U.S. Government Securities) if such purchase would cause the Fund's holdings of that issuer to amount to more than 5% of the Fund's total assets at the time of purchase. The remaining 25% of the Fund's total assets are not so limited which allows Lincoln Capital to invest more than 5% of the Fund's total assets in a single issuer. In the event that Lincoln Capital chooses to make such an investment, it may expose the Fund to greater risk. However, Lincoln Capital does not intend to (i) make any investment in a single corporate issuer if, at that time, such issuer would represent more than 5% of the Fund's total assets, or (ii) make any investment in a single issuer of asset-backed securities if at that time, such issuer would represent more than 10% of the Fund's total assets.

     The Fund will not concentrate 25% or more of its respective total assets in any one industry. U.S. Government Securities are not subject to this limitation.

              TOTAL RETURN, YIELD AND OTHER PERFORMANCE INFORMATION

     The Fund may advertise total return and yield, which are based on historical results and are not intended to indicate future performance.

     TOTAL RETURN. A total return is a change in the value of an investment during the stated period, assuming all dividends and capital gain distributions are reinvested. A cumulative total return reflects performance over a stated period of time. An average annual total return is the hypothetical annual compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period. Because average annual returns tend to smooth out variations in the returns, you should recognize that they are not the same as actual year-by-year results. In addition to advertising average annual returns for the required standard periods, such returns may be quoted for other periods, including periods of less than one year. Further information about the Fund's performance is contained in the Annual Report to Shareholders, which may be obtained from the Fund without charge.

     YIELD. Quotations of yield for the Fund will be based on the investment income per share (as defined by the Securities and Exchange Commission) during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period.

     The Fund also may provide current distribution information to its shareholders in shareholder reports or other shareholder communications or in certain types of sales literature provided to prospective investors. Current distribution information for the Fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by the net asset value per share on the last day of the period and annualized. Current distribution rates differ from standardized yield rates in that they represent what a fund has declared and paid to shareholders as of the end of a specified period rather than a Fund's actual net investment income for that period.

     From time to time information is provided about the performance of the Fund including, but not limited to, comparative performance data and rankings as well as other measures of performance. This information may include comparisons to other investments and unmanaged market indices or averages. Such information may be taken from organizations such as Lipper Analytical Services and Morningstar as well as other business and financial organizations.

                       TOTAL RETURN AND DISTRIBUTION RATES

TOTAL RETURN

     The Fund may advertise performance in terms of average annual total return for 1-, 5- and 10-year periods, or for such lesser periods as the Fund has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:
                                              n
                                      P(1 + T)  = ERV

         Where:    P       =        a hypothetical initial payment of $10,000
                   T       =        average annual total return
                   n       =        number of years
                   ERV     =        ending redeemable value of a hypothetical
                                    $10,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period.

     The calculation assumes all charges are deducted from the initial $10,000 payment and assumes all dividends and distributions by the Fund are reinvested at the price stated in the prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

     The average annual total return for each of the Fund's share classes for the periods indicated are as follows:

INSTITUTIONAL CLASS

PERIODS ENDED SEPTEMBER 30, 2000                              AVERAGE ANNUAL TOTAL RETURN
--------------------------------                              ---------------------------

One year                                                               5.85%
3 years                                                                5.18%
5 years                                                                5.73%
From inception (October 1, 1995)                                       5.73%

INVESTOR CLASS

PERIODS ENDED SEPTEMBER 30, 2000

One year                                                               5.43%
3 years                                                                4.79%
From inception (February 1, 1997)                                      5.50%


YIELD

     The Fund may advertise performance in terms of a 30-day yield quotation. The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:
                                6
Yield = 2 [({a-b} OVER {cd} + 1)  - 1]

Where:    a     =     dividends and interest earned during the period
          b     =     expenses accrued for the period (net of reimbursement)
          c     =     the  average  daily  number of shares  outstanding
                      during the period that were entitled to receive dividends
          d     =     the maximum offering price per share on the last day
                      of the period

     Based upon the 30-day period ended September 30, 2000 the yield for the Fund's Institutional Class of shares was 6.42% and 6.02% for the Investor Class of shares.

NONSTANDARDIZED TOTAL RETURN

     The Fund may provide the above described standard total return results for a period which ends not earlier than the most recent calendar quarter end and which begins either twelve months before or at the time of commencement of the Fund's operations. In addition, the Fund may provide nonstandardized total return results for differing periods, such as for the most recent six months. Such nonstandardized total return is computed as otherwise described under "Total Return" except that no annualization is made.

DISTRIBUTION RATES

     The distribution rate is calculated by dividing income dividends per share for a stated period by the offering price per share as of the end of the period to which the distribution relates. A distribution can include gross investment income from debt obligations purchased at a premium and in effect include a portion of the premium paid. A distribution can also include gross short-term capital gains without recognition of any unrealized capital losses. Further, a distribution can include income from the sale of options by the Fund even though such option income is not considered investment income under generally accepted accounting principles. For the year ended September 30, 2000, the historical distribution rate with respect to the Fund's Institutional Class Shares was 6.04% and for the Investor Class was 5.65%.

     Because a distribution can include such premiums, capital gains and option income, the amount of the distribution may be susceptible to control by the Adviser through transactions designed to increase the amount of such items. Also, because the distribution rate is calculated in part by dividing the latest distribution by net asset value, the distribution rate will increase as the net asset value declines. A distribution rate can be greater than the yield rate calculated as described above.

     Annualized current distribution rates are computed by multiplying income dividends per share for a specified quarter by four and dividing the resulting figure by the maximum offering price on the last day of the specified period. The annualized current distribution rate with respect to the Fund's Institutional Class shares for the quarter ended September 30, 2000 was 6.34% and for the Investor Class was 5.95%.

                   PURCHASING, EXCHANGING AND REDEEMING SHARES

INITIAL PURCHASES

     Shares are sold at the net asset value next computed after acceptance of your order by the Fund. The minimum initial investment in the Institutional Class is $1,000,000 and $1,000 for the Investor Class. However, the Adviser may waive a minimum initial investment under circumstances in which the Adviser believes an investor will meet such minimum within a reasonable time. You may be asked to return a completed and signed application for each new account you open. An account application accompanies the Prospectus and is also available online at www.arielmutualfunds.com. Additional forms may be required from corporations, associations and certain financial institutions. If you have any questions or need additional applications, call 1-800-29-ARIEL (1-800-292-7435), or visit our web site at www.arielmutualfunds.com.

BY MAIL

         To purchase shares by mail, please make your check payable to ARIEL MUTUAL FUNDS and mail it with an application, indicating which of the Ariel Mutual Funds you would like to buy, to:

                                    Ariel Mutual Funds
                                    P.O. Box 219121
                                    Kansas City, Missouri 64121-9121

     All purchases by check should be in U.S. dollars and made payable to ARIEL MUTUAL FUNDS. Third party checks, except those payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership), credit cards, money orders and cash will not be accepted. When purchases are made by check or periodic automatic investment, proceeds from redemptions of such shares cannot be sent to you until the purchase check has cleared, which normally takes 15 calendar days.

VIA THE INTERNET

     Visit the Ariel Mutual Funds web site www.arielmutualfunds.com and follow the instructions presented on the screen.

BY WIRE

     You may also purchase shares by bank wire. Just call us at 1-800-29-ARIEL (1-800-292-7435) and we will ask you your name, address, social security or tax identification number, the amount of your investment, the name of the Ariel Mutual Fund in which you wish to invest as well as the name and address of the financial institution that will be wiring your investment to the Fund. We will immediately give you an account number and you may then have your financial institution wire federal funds to the Custodian with the following instructions:

                                    Ariel Mutual Funds
                                    c/o State Street Bank
                                    127 West 10th Street
                                    Kansas City, MO 64105
                                    ABA #101003621
                                    Account No. 7528205

                                    The name of the Ariel Mutual Fund(s) and the class in which you wish to invest
                                    Your shareholder account number
                                    The name in which your account is registered

     We accept wires at no charge. However, your bank may charge you for this service.

SUBSEQUENT PURCHASES

     You may make subsequent investments in the minimum amount of $50. To invest directly by bank wire, follow the instructions as shown above for initial investments, except that there is no need to call us first. Just contact your financial institution.

     To add to your account by mail, please send your check or money order payable to ARIEL MUTUAL FUNDS with the detachable stub from the bottom of your most recent account statement, or drop us a note that includes the registered account name, account number, the name of the

Fund and amount you wish to invest. Please remember that subsequent purchases should be sent to:

                                    Ariel Mutual Funds
                                    P.O. Box 219121
                                    Kansas City, Missouri 64121-9121


AUTOMATIC INVESTING THROUGH YOUR BANK ACCOUNT OR PAYCHECK

     You may arrange for automatic investing whereby the Custodian, State Street Bank and Trust Company, will be authorized to initiate a debit to your bank account or paycheck for a specific amount to be used to purchase shares of the Fund on a periodic basis (e.g monthly, quarterly, etc.). You will receive a confirmation referencing all of your transactions every quarter and each debit should be reflected on your bank statement or pay stub. You may terminate the plan at any time, and we may modify or terminate the plan at any time. If, however, you terminate an automatic investment plan with an account balance of less than $1,000,000 for the Institutional Class and $1,000 for the Investor Class, we reserve the right to close your account. If you desire to utilize this automatic investment option, please indicate your intention to do so when opening an account.

     Please note that each time an automatic investment is rejected, you will be charged a $10 fee plus costs incurred by the Fund. After two successive attempts to purchase funds through the automatic investment program that have been rejected, your account will be removed from this program.

PURCHASING THROUGH TAX-SAVING RETIREMENT PLANS

     You may establish your new account under one of several tax-deferred plans. These plans let you invest for retirement and shelter your investment income from current taxes. Before opening a retirement account, consult your tax advisory to determine which options are best suited to your needs.

     - Individual Retirement Accounts (IRAs): available to anyone who has earned income. Earnings grow on a tax-deferred basis and contributions may be fully or partially deductible for certain individuals. You may also be able to make investments in the name of your spouse, if your spouse has no earned income.

     - Roth IRAs: available to anyone who has earned income below a certain limit. Earnings grow tax-deferred and can be withdrawn tax-free at retirement if underlying contributions are held for at least five years.

     - Education IRAs: available to families with children under 18 to help pay for qualified higher education expenses. Certain income limits apply.

     - Qualified Profit-Sharing and Money-Purchase Plans: available to self-employed people and their partners, or to corporations and their employees.

     - Simplified Employee Pension Plan (SEP-IRA): available to self-employed people and their partners, or to corporations.

     - 403(b)(7) Custodial Accounts: available to employees of most non-profit organizations and public schools and universities.

     Contact the Adviser for complete information kits discussing the plans and their benefits, provisions and fees.

                                 PRICING SHARES

NET ASSET VALUE

     Net asset value per share ("NAV") refers to the worth of one share. NAV is computed by adding the value of all portfolio holdings, plus other assets, deducting liabilities and then dividing the result by the number of shares outstanding. The Fund's NAV will vary daily based on the market values of its investments.

     Fixed-income securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of 60 days or less), are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that such method is not appropriate under specific circumstances. Assets for which there are no quotations available will be valued at fair value as determined by the Board of Trustees.

     The NAV is calculated at the close of the regular session of the New
York Stock Exchange (normally 3:00 p.m. Central time). The Fund is closed for business any day the New York Stock Exchange is closed and on the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, Columbus Day and Veterans Day. All purchases of Fund shares will be confirmed and credited to your account in full and fractional shares.

WHEN YOUR ACCOUNT WILL BE CREDITED

     Your purchase will be processed at the next offering price based on the net asset value next calculated after your order is received and accepted. Such calculation is made at the close of regular session trading on the New York Stock Exchange, which is usually 3:00 p.m. Central time. Except as provided above, all your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash will be accepted. The Fund reserves the right to suspend the offering of shares for a period of time or to reject any specific purchase order. If your check does not clear or your automatic investment is rejected, your purchase will be canceled and you will be charged a $10 fee plus costs incurred by the Fund. When you purchase by check, the Fund can hold payment on redemptions until they are reasonably satisfied that the investment is collected (normally up to 15 calendar days from the purchase date). To avoid this collection period, you can wire federal funds from your bank, which may charge you a fee.

     Certain financial institutions or broker-dealers which have entered into a sales agreement with the Distributor may enter confirmed purchase orders on behalf of customers by phone, with payment to follow within a number of days of the order as specified by the program. If payment is not received in the time specified, the financial institution could be liable for resulting fees or losses. State securities laws may require such firms to be licensed as securities dealers in order to sell shares of the Fund.

                      OTHER INFORMATION ABOUT PURCHASING SHARES

     Although there is no sales charge imposed by the Fund when you purchase shares directly, certain dealers or financial institutions which sell shares of Ariel Mutual Funds may impose charges for their services, and such charges may constitute a significant portion of a smaller account.

     The Fund does not issue share certificates unless you specifically request one each time you make a purchase. Certificates are not issued for fractional shares. Also, shares represented by certificates may not be redeemed by telephone. See "Redeeming Shares" for information on how to redeem your shares.

HOW TO EXCHANGE SHARES

     You may exchange your shares in the Fund for shares of the other Ariel Mutual Funds at no additional charge as long as your total investment in each class or Fund meets the minimum investment required for that class or Fund.

     You may also exchange your shares in any Ariel Mutual Fund for shares of SSgA Money Market Fund at no additional charge as long as your total investment meets any required minimum. This exchange privilege is a convenient way to buy shares in a money market fund in order to respond to changes in your goals or in market conditions. This money market fund is managed by State Street Bank and Trust Company.

     Before exchanging your shares into shares of the Fund's Investor Class, shares of any other Ariel Mutual Fund or shares of SSgA Money Market Fund, read the applicable prospectus. To obtain a prospectus for any of these funds, just call 1-800-29-ARIEL (1-800-292-7435).

BY MAIL

     To exchange your shares of the Fund into shares of one of the other Ariel Mutual Funds, or SSgA Money Market Fund just send a written request to:

                                    Ariel Mutual Funds
                                    P.O. Box 219121
                                    Kansas City, Missouri 64121-9121

     This request should include your name, account number, the name of the Fund you currently own, the name of the Ariel Mutual Fund or SSgA Money Market Fund you wish to exchange into and the dollar amount or number of shares you wish to exchange. Please remember that you cannot place any conditions on your request.

VIA THE INTERNET

     Visit the Ariel Mutual Funds web site at www.arielmutualfunds.com and follow the instructions presented on the screen.

BY TELEPHONE

     Unless you have elected not to have telephone transaction privileges by checking the appropriate box in your application, you may also make exchanges by calling 1-800-29-ARIEL (1-800-292-7435). Exchanges made over the phone may be made by any person, not just the shareholder of record. You may only exchange shares by telephone if the shares you are exchanging are not in certificate form. Certain other limitations and conditions apply to all telephone transactions. Before using your telephone privilege, please read "Telephone Transactions."

OTHER INFORMATION ABOUT EXCHANGING SHARES

     All accounts opened as a result of using the exchange privilege must be registered in the same name and taxpayer identification number as your existing account with the Ariel Mutual Funds. Because of the time needed to transfer money between funds, you may not exchange into and out of the same fund on the same or successive days; there must be at least one day between exchanges. You may exchange your shares of the Fund only for shares that have been registered for sale in your state. See also "Dividends, Capital Gains and Taxes." Remember that each exchange represents the sale of shares of one Fund and the purchase of shares of another. Therefore, you could realize a taxable gain or loss on the transaction.

     The Fund reserves the right to terminate or modify the exchange privilege with at least 60 days' written notice. If your account is subject to backup withholding, you may not use the exchange privilege.

     Because excessive trading can hurt the Fund's performance and shareholders, the Fund also reserves the right to temporarily or permanently terminate, with or without advance notice, the exchange privilege of any investor who makes excessive use of the exchange privilege (e.g. more than five exchanges per calendar year). Your exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges with a "market timer" strategy may be disruptive to the Fund.

     If you have any share certificates, you must include them with your exchange request. For certificate delivery instructions see "Redeeming Shares--By Mail."

SPECIAL SERVICES AND CHARGES

     The Fund pays for shareholder services but not for special services that are required by a few shareholders, such as a request for a historical transcript of an account. You may be required to pay a research fee for these special services.

     If you are purchasing shares of the Fund through a program of services offered by a broker-dealer or financial institution, you should read the program materials in conjunction with this Statement of Additional Information. Certain features may be modified in these programs, and administrative charges may be imposed by these institutions for the services rendered.

HOW TO REDEEM SHARES

BY MAIL

     You may redeem shares from your account by sending a letter of instruction, your name, the name of the Fund and account number from which shares are to be redeemed, the number of shares or dollar amount and where you want your check to be sent. Simply send your written request to redeem your shares to the Transfer Agent, State Street Bank and Trust Company, as follows:

                                    Ariel Mutual Funds
                                    P.O. Box 219121
                                    Kansas City, Missouri 64121-9121

     Certain shareholders, such as corporations, trusts and estates, may be required to submit additional documents. The letter of instruction must be signed by all required authorized signers. Please remember that you cannot place any conditions on your request. If any share certificates were issued, they must be returned duly endorsed or accompanied by a separate stock assignment. Under certain circumstances, signature guarantees may be required. Please call 1-800-29-ARIEL (1-800-292-7435) for more information.

VIA THE INTERNET

     You need your active Ariel account number and your social security or tax identification number to establish a personal identification number (PIN) to initiate the transaction. NOTE: You need to have pre-existing banking information on file prior to transacting a sale on the Internet.

BY TELEPHONE

     Unless you have elected not to have telephone transaction privileges by checking the box in your application, you may also redeem shares by calling 1-800-29-ARIEL (1-800-292-7435) and receive a check by mail. The check can only be issued for up to $50,000 for the Investor Class and up to $100,000 for the Institutional Class, and only to the registered owner, and may only be sent to the address of record, which must have been on file for at least 60 days. Shares represented by certificates may not be redeemed by telephone. See "Telephone Transactions" for more information.

BY WIRE

     Payment for your shares may also be made to you by wire if you have selected this option in your application and have named a commercial bank or savings institution with a routing number to which we can send your money.

     Once you have applied for wire redemption privileges, you or any other person can make such a request by calling 1-800-29-ARIEL (1-800-292-7435). You may also use your wire privilege by mailing a signed request that includes the name of the Fund, account number and amount you wish to have wired, by writing to:

                                    Ariel Mutual Funds
                                    P.O. Box 219121
                                    Kansas City, Missouri 64121-9121

     The proceeds will be sent only to the financial institution you have designated on your application. You may terminate the wire redemption privilege by notifying us in writing. See the restrictions under "Telephone Transactions" as they also apply to wire redemptions.

OTHER INFORMATION ABOUT REDEMPTIONS

     Shares are redeemed at the net asset value next computed after acceptance of your order by the Fund. There is no charge for redeeming your shares. If, however, you redeem shares through certain dealers or financial institutions, you may be charged a fee when you redeem your shares.

     Once your shares are redeemed, the proceeds will normally be sent to you on the next business day. However, if making immediate payment could adversely affect the Fund, it may take up to seven calendar days. When the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances as determined by the Securities and Exchange Commission, redemptions may be suspended or payment dates postponed.

     You may redeem all or a portion of your shares on any business day during which the New York Stock Exchange is open for business except the following holidays: Columbus Day, and Veterans' Day. Your shares will be redeemed at the net asset value next calculated after your redemption request is received by the Transfer Agent in proper form. Redemptions made after the New York Stock Exchange has closed will be made at the next day's net asset value. Remember that if you redeem shortly after purchasing shares, the Fund may hold payment on the redemption of your shares until it is reasonably satisfied that payments made by check have been collected (normally up to 15 calendar days after investment).

MINIMUM ACCOUNT BALANCE

     Please maintain a balance in your Institutional Class account of at least $1,000,000 and at least $1,000 for the Investor Class. If, due to shareholder redemptions, the value of your account in the Fund falls below these dollar amounts, the account may be closed and the proceeds mailed to you at your address of record. You will be given 30 days' notice that your account will be closed unless you make an additional investment to increase your account balance to the $1,000,000 or $1,000 minimum.

REDEMPTIONS IN KIND

     If conditions arise that would make it undesirable for the Fund to pay for all redemptions in cash, the Fund may authorize payment to be made in marketable portfolio securities. However, the Fund has obligated itself under the Investment Company Act of 1940 to redeem for cash all shares of the Fund presented for redemption by any one shareholder in any 90-day period up to the lesser of $250,000 or 1% of the Fund's net assets. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund's net asset value per share. Shareholders receiving such securities may incur brokerage costs or be subject to dealer markdowns when these securities are sold.

TELEPHONE TRANSACTIONS

     If you have telephone transaction privileges, you may purchase, redeem, or exchange shares or wire funds by telephone as described in this Statement of Additional Information. You automatically have telephone privileges unless you elect otherwise. These privileges, however, may not be available through certain dealers and financial institutions. By exercising the telephone privilege to sell or exchange shares, you agree that the Fund shall not be liable for following telephone instructions reasonably believed to be genuine. Reasonable procedures will be employed to confirm that such instructions are genuine and, if not employed, the Fund may be liable for unauthorized instructions. Such procedures will include a request for a personal identification number and tape recording of the instructions. You should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement.

     During unusual market conditions, we may have difficulty in accepting telephone requests, in which case you should mail your request. The Fund reserves the right to terminate, suspend or modify telephone transaction privileges.

                       DIVIDENDS, CAPITAL GAINS AND TAXES

     The tax discussion in this section is not intended as a complete or definitive discussion of the tax effects of investment in the Fund. Each investor should consult his or her own tax adviser regarding the effect of federal, state and local taxes related to ownership, exchange or sale of Fund shares.

     Each year, the Fund distributes substantially all of its net investment income and capital gains to shareholders.

     The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended (the "Code"). As such, the Fund generally will not pay Federal income tax on the income and gains it pays as dividends to its shareholders. In order to avoid a 4% Federal excise tax, the Fund intends to distribute each year substantially all of its net income and gains.

     Dividends from net investment income are declared daily and paid monthly. Net investment income consists of the interest income, net short-term capital gains, if any, and dividends declared and received on investments, less expenses. Distributions of net short-term capital gains (treated as dividends for tax purposes) and net long-term capital gains, if any, are normally declared and paid by the Fund once a year.

DIVIDEND AND DISTRIBUTION PAYMENT OPTIONS

     Dividends and any distributions from the Fund are automatically reinvested in the Fund at net asset value, unless you elect to have the dividends of $10 or more paid in cash. You must notify the Fund in writing prior to the record date to change your payment options. If you elect to have dividends and/or distributions paid in cash, and the U.S. Postal Service cannot deliver the check, or if it remains uncashed for six months, it, as well as future dividends and distributions, will be reinvested in additional shares.

TAXES ON DISTRIBUTIONS

     Distributions are subject to federal income tax, and may also be subject to state or local taxes. Distributions are taxable when they are paid, whether they are received in cash, or reinvested. However, distributions declared in December and paid in January are taxable as if they were paid on December 31st of the year they are declared. For federal tax purposes, the Fund's income and short-term capital gain distributions are taxed as dividends; long-term capital gain distributions are taxed as long-term capital gains. Some dividends may be exempt from state or local income tax as income derived from U.S. Government Securities. You should consult your tax adviser on the taxability of your distributions.

"BUYING A DIVIDEND"

     At the time of purchase, the share price of a Fund may reflect undistributed income or capital gains. Any income or capital gains from these amounts which are later distributed to you are fully taxable. On the record date of a distribution, the Fund's share value is reduced by the amount of the distribution. If you buy shares just before the record date ("buying a dividend") you will pay the full price for the shares and then receive a portion of this price back as a taxable distribution.

YOU MAY REALIZE A CAPITAL GAIN OR LOSS WHEN YOU SELL OR EXCHANGE SHARES

     If you sell your shares or exchange them for shares of another fund, you will have a short or long-term capital gain or loss, depending on how long you owned the shares which were sold or exchanged. However, the Trust believes that an exchange between classes of the same fund is non-taxable. In January, you will be sent a form indicating the proceeds from all sales, including exchanges. You should keep your annual year-end account statements to determine the cost (basis) of the shares to report on your tax returns.

     The Trust is required to withhold 31% of any dividends (including long-term capital gain dividends) paid and 31% of each redemption transaction, if: (a) the shareholder's social security number or other taxpayer identification number ("TIN") is not provided or an obviously incorrect TIN is provided; (b) the shareholder does not certify under penalty of perjury that the TIN provided is the shareholder's correct TIN and that the shareholder is not subject to backup withholding under section 3406(a)(1)(C) of the Internal Revenue Code because of under reporting (however, failure to provide certification as to the application of section 3406(a)(1)(C) will result only in backup withholding on dividends, not on redemptions); or (c) the Fund is notified by the Internal Revenue Service that the TIN provided by the shareholder is incorrect or that there has been under reporting of interest or dividends by the shareholder. Affected shareholders will receive statements at least annually specifying the amount withheld.

     In addition, the Trust is required under the broker reporting provisions of the Code to report to the Internal Revenue Service the following information with respect to each redemption transaction: (a) the shareholder's name, address, account number and taxpayer identification number; (b) the total dollar value of the redemptions; and (c) each Fund's identifying CUSIP number.

     Certain shareholders are, however, exempt from the backup withholding and broker reporting requirements. Exempt shareholders include: corporations; financial institutions; tax-exempt organizations; individual retirement plans; the U.S., a State, the District of Columbia, a U.S. possession, a foreign government, an international organization, or any political subdivision, agency or instrumentality of any of the foregoing; U.S. registered commodities or securities dealers; real estate investment trusts; registered investment companies; bank common trust funds; certain charitable trusts; foreign central banks of issue. Non-resident aliens also are generally not subject to either requirement but, along with certain foreign partnerships and foreign corporations, may instead be subject to withholding under Section 1441 of the Code. Shareholders claiming exemption from backup withholding and broker reporting should call or write the Trust for further information.

           IN-KIND PURCHASES OF INSTITUTIONAL CLASS SHARES OF THE FUND

     Shares of the Fund are continuously offered at their net asset value next determined after an order is accepted. The methods available for purchasing shares of the Fund are described in the Prospectus. In addition, Institutional Class shares of the Fund may be purchased using securities, so long as the securities delivered to the Fund meet the investment objective and policies of the Fund, including its investment restrictions, and are otherwise acceptable to the Sub-Adviser, which reserves the right to reject all or any part of the securities offered in exchange for shares of the Fund. Among other things, the Sub-Adviser will consider the following criteria in determining whether to accept securities for "in-kind" purchase of Fund shares.

     (1) The securities offered by the investor in exchange for shares of the Fund must be readily marketable and must not be in any way restricted as to resale or otherwise be illiquid.

     (2) The securities must have a value which is readily ascertainable in accordance with the procedures used by the Fund to value its portfolio securities.

     The Fund believes that this ability to purchase Institutional Class shares of the Fund using securities provides a means by which holders of certain securities may obtain diversification and continuous professional management of their investments without the expense of selling those securities in the public market. Benefits to the Fund may include the ability to acquire desirable securities at a lower transaction cost.

     An investor who wishes to make an "in-kind" purchase must furnish in writing to the Fund a list with a full and exact description of all of the securities which the investor proposes to deliver. The Fund will advise the investor as to those securities which it is prepared to accept and will provide the investor with the necessary forms to be completed and signed by the investor. The investor should then send the securities, in the proper form for transfer, with the necessary forms to the Fund and certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. The securities will be valued as of the close of business on the day of receipt by the Fund in the same manner as portfolio securities of the Fund are valued. (See the section entitled "Net Asset Value" in the Prospectus.) The number of shares of the Fund, having a net asset value as of the close of business on the day of receipt equal to the value of the securities delivered by the investor, will be issued to the investor.

     The exchange of securities by the investor pursuant to this offer will constitute a taxable transaction and may result in a gain or loss to the investor for Federal income tax purposes. Each investor should consult a tax adviser to determine the tax consequences under Federal and state law of making such an "in-kind" purchase.

           INVESTMENT ADVISER, SUB-ADVISER AND SERVICES ADMINISTRATOR

     Ariel Capital Management, Inc. (the "Adviser"), 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601, which is controlled by John W. Rogers, Jr., acts as investment adviser under an Investment Advisory Agreement and also acts as the Administrator under an Administrative Services Agreement with the Trust.

     Both the Investment Advisory Agreement and the Administrative Services Agreement between the Trust and the Adviser will remain in effect as to the Fund indefinitely, provided continuance is approved at least annually by vote of the Board of Trustees of the Trust or by the holders of a majority of the outstanding shares of the Fund; and further provided that such continuance is also approved annually by the vote of a majority of the Trustees of the Trust who are not parties to either Agreement or interested persons of parties to such agreement or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval. The Agreements may be terminated without penalty by the Trust or the Adviser upon 60 days' prior written notice; automatically terminates in the event of its assignment.

     Under the Investment Advisory Agreement, the Adviser performs or supervises the investment and reinvestment of the assets of the Fund and is responsible for certain management services that are necessary or desirable to the operation of the Fund. The Adviser may delegate its investment management responsibilities to a sub-adviser selected by the Adviser and approved in accordance with the Investment Company Act of 1940. The management services provided by the Adviser consist of maintaining the Fund's organizational existence, providing office space and personnel, preparing, filing and distributing notices, proxy materials, reports to regulatory bodies, and reports to shareholders of the Fund, maintaining portfolio and general accounting records; and other incidental management services as are necessary to the conduct of the Fund's affairs except such notices, materials, reports, records and services as are to be provided under the Administrative Services Agreement.

     The Adviser also performs services under the Administrative Services Agreement as described in the Prospectus. For the services under the Administrative Services Agreement, the Institutional Class pays a fee based on the average daily net assets of the Institutional Class at the annual rate of 0.10%. For these services, the Investor Class pays a fee based on the average daily net assets of the Investor Class at the annual rate of 0.25% if such net assets are less than $1 billion; 0.225% if such net assets are at least $1 billion, but less than $2 billion and 0.20% if such net assets are at least $2 billion or more. Fees paid to the Adviser for the fiscal years ended September 30, 1998, 1999 and 2000 were $451,083, $556,735 and $578,576, respectively, under the Advisory Agreement and $130,178, $162,666 and $169,313, respectively, under the Administrative Services Agreement.

     The Adviser has entered into an agreement with Sunstone Financial Group, Inc. ("Sunstone") under which Sunstone provides certain administrative services to the Funds. Under the direction and supervision of the Adviser, Sunstone performs fund administrative services and prepares reports for the Board of Trustees. For its services, Sunstone receives from the Adviser 0.045% of the average net assets of the Ariel Mutual Funds. Sunstone does not receive any compensation from the Funds.

     Lincoln Capital Management Company (the "Sub-Adviser"), 200 South Wacker Drive, Chicago, IL 60606, acts as the Sub-Adviser of the Fund. Under a Sub-Advisory agreement with the Adviser, the Sub-Adviser manages the day-to-day investment operations for the Fund. The Fund pays no fees directly to the Sub-Adviser.

     The Adviser and Sub-Adviser have adopted Codes of Ethics which regulate the personal securities transactions of the Adviser's and the Sub-Adviser's investment personnel and other employees and affiliates with access to information regarding securities transactions of the Fund. Both Codes of Ethics require investment personnel to disclose all personal securities holdings upon commencement of employment and all subsequent trading activity to the firm's Compliance Officer. Investment personnel are prohibited from engaging in any securities transactions, including the purchase of securities in a private offering, without the prior consent of the Compliance Officer. Additionally, such personnel are prohibited from purchasing securities in an initial public offering and are prohibited from trading in any securities (i) for which the Fund has a pending buy or sell order, (ii) which the Fund is considering buying or selling, or (iii) which the Fund purchased or sold within seven calendar days.

                             METHOD OF DISTRIBUTION

     The Trust has entered into an agreement with Ariel Distributors, Inc. ("Ariel Distributors"), a wholly-owned subsidiary of the Adviser, whereby Ariel Distributors serves as the principal underwriter to distribute the Fund on a no-load basis.

     The Trust has also adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 with respect to the Investor Class (the "Distribution Plan"). Rule 12b-1 permits an investment company to finance, directly or indirectly, any activity which is primarily intended to result in the sale of its shares only if it does so in accordance with the provisions of such Rule. The Distribution Plan authorizes the Trust to pay up to 0.25% annually of the average daily net assets of the Investor Class in connection with the distribution of the Investor Class shares.

     The Distribution Plan was approved by the Board of Trustees, including the Trustees who are not "interested persons" of the Trust (as that term is defined in the Investment Company Act of 1940) and who have no direct financial interest in the operation of the Plan or in any agreements related to the Distribution Plan (the "Independent Trustees"). The selection and nomination of the Independent Trustees is committed to the discretion of such Independent Trustees. In establishing the Distribution Plan, the Trustees considered various factors including the amount of the distribution fee. The Trustees determined that there is a reasonable likelihood that the Distribution Plan will benefit the Trust and its shareholders.

     The Distribution Plan may be terminated as to the Investor Class by vote of a majority of Independent Trustees, or by vote of a majority of the outstanding Investor Class shares. Any change in the Distribution Plan that would materially increase the distribution cost to the class requires approval of the shareholders of that class; otherwise, the Distribution Plan may be amended by the Trustees, including a majority of the Independent Trustees.

     The Distribution Plan will continue in effect indefinitely, if not terminated in accordance with its terms, provided that such continuance is annually approved by (i) the vote of a majority of Independent Trustees, and
(ii) the vote of a majority of the entire Board of Trustees.

     Apart from the Distribution Plan, the Adviser, at its expense, may incur costs and pay expenses associated with the distribution of shares of the Investor Class, including compensation to broker-dealers in consideration of promotional or administrative services.

     During the last fiscal year ended September 30, 2000, the Investor Class paid Distribution Plan expenses of $6,676 to Ariel Distributors. Of this amount, $1,714 was used to pay broker-dealers for their distribution and maintenance services and $4,962 was used for advertising, shareholder account maintenance, printing and related costs.

     The Fund has authorized certain Qualified Dealers to accept on its behalf purchase and redemption orders. Such Dealers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized Dealer or such Dealer's authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset value next computed after they are accepted by an authorized Dealer or such Dealer's designee.

                          TRANSFER AGENT AND CUSTODIAN

     State Street Bank and Trust Company ("State Street") has been retained by the Trust to act as transfer agent, custodian, dividend disbursing agent and shareholder servicing agent. These responsibilities include: responding to shareholder inquiries and instructions concerning their accounts; crediting and debiting shareholder accounts for purchases and redemptions of Fund shares and confirming such transactions; updating of shareholder accounts to reflect declaration and payment of dividends; keeping custody of all of the Fund's investments; and preparing and distributing quarterly statements to shareholders regarding their accounts.

                             PORTFOLIO TRANSACTIONS

     Lincoln Capital is responsible for the placement of portfolio transactions. Generally, Lincoln Capital manages the Fund without regard to restrictions on portfolio turnover. Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. In addition to its management of the Fund's portfolio, the Sub-Adviser also acts as investment adviser to various private accounts. There may be times when an investment decision may be made to purchase or sell the same security for the Fund and one or more clients of the Sub-Adviser. In those circumstances, the transactions will be allocated as to amount and price in a manner considered equitable to each. In some instances, this procedure could adversely affect the Fund but the Fund deems that any disadvantage in the procedure would be outweighed by the increased selection available and the increased opportunity to engage in volume transactions.

     Portfolio transactions are undertaken on the basis of their desirability from an investment standpoint. Investment decisions and choice of brokers and dealers are made by the Sub-Adviser under the direction and supervision of the Trust's Board of Trustees.

     The Trust seeks to obtain the best price and most favorable execution and selects broker-dealers on the basis of their professional capability and the value and quality of their services. Broker-dealers that provide the Trust with statistical, research, or other information and services may be selected. Such broker-dealers may receive compensation for executing portfolio transactions that is in excess of the compensation another broker-dealer would have received for executing such transactions, if the Sub-Adviser determines in good faith that such compensation is reasonable in relation to the value of the information and services provided. Research services furnished by investment firms may be utilized by the Sub-Adviser in connection with its investment services for other accounts; likewise, research services provided by investment firms used for other accounts may be utilized by the Adviser in performing its services for the Trust. Although any statistical, research, or other information or services provided by broker-dealers may be useful to the Sub-Adviser, its dollar value is generally indeterminable and its availability or receipt does not materially reduce the Sub-Adviser's normal research activities or expenses.

     The Sub-Adviser may also execute Fund transactions with or through broker-dealers who have sold shares of the Fund. However, such sales will not be a qualifying or disqualifying factor in a broker-dealer's selection nor will the selection of any broker-dealer be based on the volume of Fund shares sold.

     No brokerage commissions were paid by the Fund during fiscal years 1998, 1999 and 2000.

                              INDEPENDENT AUDITORS

     The Fund's independent auditors, Ernst & Young LLP, 233 South Wacker Drive, Chicago, IL 60606, audit and report on the Fund's annual financial statements, review certain regulatory reports and the Fund's federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

                              TRUSTEES AND OFFICERS

     Ariel Mutual Funds operate under the supervision of the Board of Trustees responsible to each Fund's shareholders. Set forth below are the principal occupations of the Trustees and Officers during the last five years:

MARIO L. BAEZA, ESQ., 50, Trustee. Mr. Baeza is Chairman and Chief Executive Officer of Latin America Partners, L.L.C., a venture capital firm. Formerly, he was President of Wasserstein Perella International Limited, and Managing Director and Chief Executive Officer, Americas Division, Wasserstein Perella & Co., Inc. Address: 200 Park Avenue, Suite 2100, New York, New York 10166.

JAMES COMPTON, 62, Trustee. Mr. Compton is President and Chief Executive Officer of Chicago Urban League. Address: 4510 S. Michigan Ave., Chicago, IL 60653.

WILLIAM C. DIETRICH, CPA, 51, Trustee. Mr. Dietrich is an independent financial consultant. He previously served as Director of Finance & Administration for Streamline.com, Inc.--Washington Market Chief Vice President, Division Controller of Streamline Mid-Atlantic, Inc. (computerized shopping service); prior thereto as Vice President and Chief Financial Officer for Shopping Alternatives, Inc. Address: 6 Yearling Court, Rockville, Maryland 20850.

ROYCE N. FLIPPIN, JR., 66, Trustee. Mr. Flippin is President of Flippin Associates, a consulting organization. Formerly, he was Director of Program Advancement at the Massachusetts Institute of Technology and was the Director of Athletics, Physical Education and Recreation at MIT. Address: 51 Frost Avenue, East Brunswick, New Jersey 08816.

JOHN G. GUFFEY, JR., 52, Trustee. Mr. Guffey is Treasurer and Director of Silby Guffey and Co., Inc., a venture capital firm. Mr. Guffey also serves as a director of Calvert Social Investment Foundation. Address: 7205 Pomander Lane, Chevy Chase, Maryland 20815.

CHRISTOPHER G. KENNEDY, 37, Trustee. Mr. Kennedy has served for the past six years as both an Executive and Director of Merchandise Mart Properties, Inc., a real estate management firm. Address: Merchandise Mart Properties, 222 Merchandise Mart, Suite 470, Chicago, Illinois 60654.

BERT N. MITCHELL, CPA, 62, Chairman of the Board and Trustee. Mr. Mitchell is the Chairman of Mitchell & Titus L.L.P. (certified public accounting firm).
Address: One Battery Park Plaza, 27th Floor, New York, New York 10004.

*JOHN W. ROGERS, JR., 41, Trustee. Mr. Rogers is Chairman and Chief Executive Officer of Ariel Capital Management. Address: 200 East Randolph Avenue, Suite 2900, Chicago, Illinois 60601

*MELLODY L. HOBSON, 31 Trustee and Vice President. Ms. Hobson is President of Ariel Capital Management. Address: 200 East Randolph Avenue, Suite 2900, Chicago, Illinois 60601.

*ERIC T. MCKISSACK, 47, Trustee and President. Mr. McKissack is Vice Chairman and Co-Chief Investment Officer of Ariel Capital Management. Address: 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601.

*MERRILLYN J. KOSIER, 41, Vice President. Ms. Kosier is Senior Vice President and Director of Mutual Fund Marketing of Ariel Capital Management. Formerly, Ms. Kosier served as Senior Vice President of Marketing and Shareholder Services of Wanger Asset Management, an investment adviser. Address: 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601.

*JAMES W. ATKINSON, 50, Vice President and Treasurer. Mr. Atkinson is also Executive Vice President and Chief Financial and Administrative Officer of Ariel Capital Management. Address: 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601.

*ROGER P. SCHMITT, 43, Vice President, Assistant Secretary, and Assistant Treasurer. Mr. Schmitt is also Chief Operating Officer of Ariel Capital Management. Address: 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601.

*ROXANNE WARD, 46, Vice President and Secretary. Ms. Ward is also Vice President and Secretary of Ariel Capital Management. Previously, Ms. Ward served as First Assistant General Counsel/Board Liaison of the Chicago Park District. Address:
200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601.

*Officers and trustees deemed to be "interested persons" of the Fund under the Investment Company Act of 1940, as required by the Investment Advisory Agreement.

                            COMPENSATION OF TRUSTEES

     During the fiscal year ended September 30, 2000, compensation paid by the Fund to the Trustees not affiliated with the Adviser was as follows:

                                                                      AGGREGATE
                                                                  COMPENSATION FROM
                                                                  FUND AND FUNDS IN
                                         ARIEL PREMIER             COMPLEX PAID TO
NAME(1)                                    BOND FUND                  TRUSTEES(1)
----                                       ---------                  --------

Mario L. Baeza                                -0-                      $8,666
James Compton                                 -0-                     $10,000
William C. Dietrich                           -0-                     $10,000
Royce N. Flippin, Jr.                         -0-                      $9,334
John G. Guffey, Jr.                           -0-                      $9,000
Christopher G. Kennedy                        -0-                      $8,000
Bert N. Mitchell                              -0-                     $11,334


                            SIGNIFICANT SHAREHOLDERS

     The following tables list the holders of record, of five percent or more of the outstanding shares of each class of the Fund as of January 1, 2001.

ARIEL PREMIER BOND FUND, INVESTOR CLASS

                                                                        NUMBER OF SHARES        % OF OUTSTANDING
                        NAME AND ADDRESS                                     OWNED                    SHARES
                        ----------------                                     -----                    ------


Charles Schwab & Co. Inc.                                                  45,509.588                    15%
Reinvest Account
Attn Mutual Fund Dept.
101 Montgomery St.
San Francisco, CA 94104-4122

Fidelity Investments Institutional Operations Co. Inc.                     30,193.473                     9%
  (FIIOC)
As Agent For Certain Employee Benefit Plans
  Corporation
100 Magellan Way
Covington, KY 41015-1999

Donaldson Lufkin Jenrette                                                  16,028.956                     5%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052

--------------------------------------

(1) All Compensation of the Trustees of the Ariel Premier Bond Fund was paid by the Adviser and not by the Fund, as required by the Investment Advisory Agreement.

Near North Health Serv. Corp.
Not-For-Profit Corporation
1276 N. Clybourn Ave.
Chicago, IL 60610-1708                                                  22,598.279                     7%

ARIEL PREMIER BOND FUND, INSTITUTIONAL CLASS

                                                                        NUMBER OF SHARES        % OF OUTSTANDING
                        NAME AND ADDRESS                                     OWNED                    SHARES

Norwest Bank Minnesota NA FBO                                         1,667,991.437                    9%
McCormick & Co Pension Plan
c/o Mutual Funds #12778822
P.O. Box 1533
Minneapolis, MN 55480-1533

Comerica Bank                                                         2,670,288.757                    15%
Cust IBEW Local 9 & Outside Contractors
Pension Plan
High Point Plaza Office Ctr.
4415 Harrison St., Ste 330
Hillside, IL 60162-1905
                                                                      2,115,120.559                    11%
Northern Trust Co
Cust. Hotel Empl. & Restaurant Empl.
International Union Pension Fund
P.O. Box 92956
Chicago, IL 60675-2956

Commonwealth Life Insurance Co.                                       4,293,330.200                    24%
Aegon Corp
c/o Marilyn Stout
4333 Edgewood Rd. NE
Cedar Rapids, IA 52499-0001

Local No 1 Pension Trust Fund                                         1,570,846.783                     8%
30 N. LaSalle St., Ste 2000
Chicago, IL 60602-2515

     MANAGEMENT OWNERSHIP. As of January 1, 2001, the directors and officers of the Ariel Mutual Funds as a group owned less than 1% of the Investor Class shares and less than 1% of the Institutional Class shares.

                                   APPENDIX A

                   CORPORATE BOND AND COMMERCIAL PAPER RATINGS

The following is a description of Moody's Investors Service, Inc.'s bond ratings:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make long-term risks appear somewhat larger than Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

The following is a description of Standard & Poor's Corporation's investment grade bond ratings:

AAA: Bonds rated AAA are considered highest grade obligations. They possess the ultimate degree of protection as to principal and interest. They move with market interest rates, and thus provide the maximum safety on all counts.

AA: Bonds rated AA are high-grade obligations. In the majority of instances, they differ from AAA issues only to a small degree. Prices of AA bonds also move with the long-term money market.

A: Bonds rated A are upper medium grade obligations. They have considerable investment strength, but are not entirely free from adverse effects of change in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but, to some extent, also economic conditions.

BBB: Bonds rated BBB are medium grade obligations. They are considered borderline between definitely sound obligations and those where the speculative element begins to predominate.

These bonds have adequate asset coverage and are normally protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant monitoring. These bonds are more responsive to business and trade conditions than to interest rates. This group is the lowest that qualifies for commercial bank investment.

Commercial paper rated A by Standard & Poor's Corporation has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better; the issuer has access to at least two adequate channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well-established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether an issuer's commercial paper is rated A-1, A-2, or A-3.

Issuers rated Prime-1 by Moody's Investors Services, Inc., are considered to have superior capacity of repayment of short-term promissory obligations. Such repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


                                      -39

PART C.   OTHER INFORMATION

ITEM 23.  EXHIBITS

a. Declaration of Trust (incorporated by reference to Registrant's Post-Effective Amendment No. 17, File No. 33-7699, and filed through Edgar on 01/24/1996).

b. By-Laws (incorporated by reference to Registrant's Post-Effective Amendment No. 17, File No. 33-7699, and filed through Edgar on 01/24/1996).

c.   Not Applicable.

d. Management Agreement (incorporated by reference to Registrant's Post-Effective Amendment No. 17, File No. 33-7699, and filed through Edgar on 01/24/1996).

     Investment Advisory Agreement with respect to Ariel Premier Bond Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 15, File No. 33-7699, and filed through Edgar on 06/06/1995).

     Sub-Advisory Agreement (incorporated by reference to Registrant's Post-Effective Amendment No. 15, File No. 33-7699, and filed through Edgar on 06/06/1995).

     Administrative Services Agreement with respect to Ariel Premier Bond Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 16, File No. 33-7699, and filed through Edgar on 08/29/1995).

e. Underwriting Agreement (incorporated by reference to Registrant's Post-Effective Amendment No. 17, File No. 33-7699, and filed through Edgar on 01/24/1996).

f.   Not Applicable.

g. Custody Agreement (incorporated by reference to Registrant's Post-Effective Amendment No. 17, File No. 33-7699, and filed through Edgar on 01/24/1996).

h. Transfer Agency Contract (incorporated by reference to Registrant's Post-Effective Amendment No. 17, File No. 33-7699, and filed through Edgar on 01/24/1996).

i.   Opinion and Consent of Counsel as to Legality of Shares Being Registered.

j.   Consent of Independent Auditors.

k    Not Applicable.

l.   Not Applicable.

m. Rule 12b-1 Distribution Plan (incorporated by reference to Registrant's Post-Effective Amendment No. 17, File No. 33-7699, and filed through Edgar on 01/24/1996).

n. Schedule for Computation of Performance Quotation (incorporated by reference to Registrant's Post-Effective Amendment No. 17, File No. 33-7699, and filed through Edgar on 01/24/1996).

o. Powers of Attorney (incorporated by reference to Registrant's Post-Effective Amendments No. 16, 17, and 20, File No. 33-7699, and filed through Edgar on 01/30/1998).

     Plan Pursuant to Rule 18f-3 (incorporated by reference to Registrant's Post-Effective Amendment No. 15, File No. 33-7699, and filed through Edgar on 06/06/1995).

     Power of Attorney of John W. Rogers, Jr. Trustee, executed as of December 29, 2000.

p.   Code of Ethics of Investment Adviser and Principal Underwriter

     Code of Ethics of Subadviser

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          Not Applicable.

ITEM 25.  INDEMNIFICATION

     Registrant's Declaration of Trust provides, in summary, that officers, trustees, employees, and agents shall be indemnified by Registrant against liabilities and expenses incurred by such persons in connection with actions, suits, or proceedings arising out of their offices or duties of employment, except that no indemnification can be made to such a person if he has been adjudged liable of willful misfeasance, bad faith, gross negligence, or reckless disregard of his duties.

     Registrant's Declaration of Trust also provides that Registrant may purchase and maintain liability insurance on behalf of any officer, trustee, employee or agent against any liabilities arising from such status. In this regard, Registrant maintains, jointly with the Adviser, a Directors & Officers (Partners) Liability Insurance policy providing Registrant and the Adviser with directors and officers liability coverage.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Ariel Capital Management, Inc., the Registrant's investment adviser, renders investment advisory services to individual, institutional and pension and profit-sharing plan accounts. The following directors of the adviser have been engaged in other professions and/or employment capacities of a substantial nature during the past two fiscal years, as indicated below.

NAME AND TITLE                 NAME OF COMPANY
WITH ADVISER                   PRINCIPAL BUSINESS ADDRESS               CAPACITY
------------                   --------------------------               --------
James E. Bowman, Jr., M.D.     University of Chicago                     Professor Emeritus
Director                       Dept. of Pathology
                               Chicago, IL  60637

Henry B. Pearsall              Pearsall et Pere                          Principal
Director                       1640 W. Hubbard
                               Chicago, IL 60622

Anna Perez                     Manager of Corporate Communications       General Manager of
Director                       and Programs                              Corporate
                               Chevron Corporation                       Communications and
                               575 Market Street, Room 3144              Programs
                               San Francisco, CA 94105

Robert I. Solomon              Ariba, Inc.                               Director of
Director                       6 East Scott Street, Unit #6              CPG/Retail E-
                               Chicago, IL 60610                         Commerce Solutions

David J. Vitale                Bank One Corporation                      Retired Vice
Director                       Bank One Plaza, Room #3184                Chairman
                               Chicago, IL 60670

Paula Wolff                    The Metropolis 2020                       Senior Executive
Director                       30 West Monroe Street, 18th Floor
                               Chicago, IL 60603


ITEM 27.  PRINCIPAL UNDERWRITERS

     Ariel Distributors, Inc., located at 200 East Randolph Drive, Suite 2900, Chicago IL 60601, serves as the principal underwriter of the Registrant. Ariel Distributors, Inc. does not act as principal underwriter for any other investment company.

     (b)  Positions of Ariel Distributors' Officers and Directors:

NAME AND PRINCIPAL        POSITION(S) WITH                    POSITION(S) WITH
BUSINESS ADDRESS          UNDERWRITER                         REGISTRANT
----------------          -----------                         ----------
Eric T. McKissack         President and Chairman              Trustee and President

James W. Atkinson         Vice President and Treasurer        Vice President, Treasurer



Roger P. Schmitt          Vice President                     Vice President, Assistant
                                                              Secretary, Assistant Treasurer

Mellody L. Hobson         Vice President                      Trustee and Vice President

Deborah Dunston           Vice President and Controller       None

Merrillyn J. Kosier       Vice President                      Vice President

The business address of the above individuals is 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601.


ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

     Shareholder records are located at the Transfer Agent, National Financial Data Services, Inc., 330 West 9th Street, 4th Floor, Kansas City, Missouri 64105.

     Portfolio accounting records are located at the Custodian, State Street Kansas City, 801 Pennsylvania BJ 4N, Kansas City, Missouri 64105.

     All other records relating to the Ariel Mutual Funds are located at Sunstone Financial Services, 803 W. Michigan Street, Suite A, Milwaukee, Wisconsin 53233

     All records required for inspection by the Securities and Exchange Commission will be made available upon reasonable notice at the offices of the Registrant, 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601


ITEM 29.  MANAGEMENT SERVICES.

     Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois on the 30th day of January, 2001.

                                                   ARIEL GROWTH FUND

                                                   By: /s/Arthur Don
                                                       --------------------
                                                       Arthur Don,
                                                       Attorney-in-fact


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

         Signature             Title                           Date
         ---------             -----                           ----
Eric T. McKissack*             President and Chairman          January 30, 2001

----------------------
Eric T. McKissack

/s/James W. Atkinson*          Vice President and Treasurer    January 30, 2001

-----------------------
James W. Atkinson

                                        *By: /s/Arthur Don

                                             ----------------------
                                             Arthur Don,
                                             Attorney-in-Fact


     *Arthur Don signs this document on behalf of the Registrant pursuant to the power of attorney filed as Exhibit 18(a) to Post-Effective Amendment No.16 and the foregoing officers pursuant to the Powers of Attorney filed as Exhibit 18(a) to Post-Effective Amendments No. 17 and 20.

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


         Signature             Title                           Date
         ---------             -----                           ----
Mario Baeza*                   Trustee                         January 30, 2001

---------------------
Mario Baeza

James Compton*                 Trustee                         January 30, 2001

---------------------
James Compton

William C. Dietrich*           Trustee                         January 30, 2001
---------------------
William C. Dietrich

Royce N. Flippin, Jr.*         Trustee                         January 30, 2001

---------------------
Royce N. Flippin, Jr.

John G. Guffey, Jr.*           Trustee                         January 30, 2001

---------------------
John G. Guffey, Jr.

Christopher G. Kennedy*        Trustee                         January 30, 2001

---------------------
Christopher G. Kennedy

Bert N. Mitchell*              Chairman                        January 30, 2001

---------------------
Bert N. Mitchell

Mellody Hobson*                Trustee                         January 30, 2001

---------------------
Mellody Hobson



John W. Rogers, Jr.*           Trustee                         January 30, 2001

---------------------
John W. Rogers, Jr.


     *Arthur Don signs this document on behalf of each of the foregoing persons pursuant to the Powers of Attorney filed as Exhibit 18(a) to Post-Effective Amendments No. 17 and 20.

                                                     /s/Arthur Don

                                                     ---------------------
                                                     Arthur Don,
                                                     Attorney-in-Fact